REMBRANDT FUNDS (R)
INVESTOR SHARES
APRIL 30, 1997 (AS REVISED OCTOBER 10, 1997)
--------------------------------------------------------------------------------

Equity Funds                     Fixed Income Funds
 . VALUE FUND                     . FIXED INCOME FUND
 . GROWTH FUND                    . INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 . SMALL CAP FUND                 . TAX-EXEMPT FIXED INCOME FUND
 . INTERNATIONAL EQUITY FUND      . INTERNATIONAL FIXED INCOME FUND
 . TRANSEUROPE FUND               . LIMITED VOLATILITY FIXED INCOME FUND
 . ASIAN TIGERS FUND              Money Market Funds
 . LATIN AMERICA EQUITY FUND      . TREASURY MONEY MARKET FUND
                                 . GOVERNMENT MONEY MARKET FUND
Balanced Fund                    . MONEY MARKET FUND
 . BALANCED FUND                  . TAX-EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

Please read this Prospectus carefully before investing, and keep it on file for future reference. It concisely sets forth information that can help you decide if a Fund's investment goals match your own.

A Statement of Additional Information dated April 30, 1997 (and revised October 10, 1997) has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-443-4725. The Statement of Additional Information is incorporated into this Prospectus by reference.

Investor Shares are offered to individuals and institutional investors through financial intermediaries which have established a dealer agreement with the Distributor. Investors in the Investor Shares are referred to hereinafter as "Shareholders."

AN INVESTMENT IN ANY OF THE TRUST'S MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 ................................................................................

 TABLE OF
 CONTENTS

  Fund Highlights.......................................................   2
  Portfolio Expenses....................................................   5
  Financial Highlights..................................................   7
  Your Account and Doing Business with Us...............................  12
  Investment Objectives and Policies....................................  16
  General Investment Policies...........................................  27
  Certain Risk Factors..................................................  29
  Investment Limitations................................................  30
  The Advisor...........................................................  31
  The Sub-Advisor.......................................................  33
  The Administrator.....................................................  34
  The Transfer Agent....................................................  34
  Distribution and Shareholder Servicing................................  34
  Performance...........................................................  35
  Taxes.................................................................  37
  Additional Information About Doing Business with Us...................  39
  General Information...................................................  41
  Description of Permitted Investments and Risk Factors.................  43

 ................................................................................

HOW TO READ THIS PROSPECTUS ____________________________________________________
This Prospectus gives you information that you should know about the Funds before investing. Brief descriptions are also provided throughout the
Prospectus to better explain certain key points. To find these helpful guides,
look for this symbol.   [LOGO OF SEI REMBRANDT APPEARS HERE] (R)

FUND HIGHLIGHTS ________________________________________________________________
The following summary provides basic information about the Investor Shares of the following Funds: Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund (collectively, the "Equity Funds"), Balanced Fund ("Balanced Fund"), Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund (collectively, the "Fixed Income Funds"), Treasury Money Market Fund, Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund (collectively, the "Money Market Funds," and together with the Equity Funds, the Balanced Fund and the Fixed Income Funds, the "Funds"). The TransEurope Limited Volatility and Latin America Equity Funds are not currently offering Investor Shares to the public. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT OBJECTIVES
AND POLICIES
                 Below are the investment objectives and some basic investment policies of each Fund. For more information, see "Investment Objectives and Policies," "General Investment Policies" and "Description of Permitted Investments and Risk Factors."

EQUITY AND
BALANCED FUNDS
                 The Growth Fund and Small Cap Fund both seek a high level of total return primarily through capital appreciation.
                    The Value Fund, International Equity Fund and TransEurope
                 Fund all seek a high level of total return through capital appreciation and current income.
                    The Asian Tigers Fund seeks to achieve capital appreciation through investments within the economies of the Far East, with the exception of Japan.
                    The Latin America Equity Fund seeks long-term capital
                 appreciation.
                    The Balanced Fund seeks to obtain a favorable total rate
                 of return through current income and capital appreciation consistent with the preservation of capital, derived from investing in a portfolio comprised of fixed income and equity securities.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUNDS             relative to funds with like investment objectives from
                  income and, to a lesser degree, capital appreciation derived from investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.
                     The Intermediate Government Fixed Income Fund seeks a
                  high level of total return relative to funds with like investment objectives, consistent with preservation of capital, from income and, to a lesser degree, capital appreciation, derived from investing in a portfolio consisting of primarily short- and intermediate-term U.S.
                  Government securities.
                     The Tax-Exempt Fixed Income Fund seeks a high level of
                  total return, relative to funds with like investment objectives, consistent with preservation of capital, from income derived from investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The International Fixed Income Fund (formerly the Global
                  Fixed Income Fund) seeks a high level of total return, relative to funds with like objectives, measured in U.S.
                  dollar terms, from income and capital appreciation derived from investing in a portfolio consisting of quality fixed income securities denominated in foreign currencies.
                     The Limited Volatility Fixed Income Fund seeks a high
                  level of current income, consistent with relative stability of principal, derived from investing in a portfolio consisting primarily of short- and intermediate-term fixed income securities.

MONEY MARKET      The Treasury Money Market Fund seeks to preserve principal
FUNDS             value and maintain a high degree of liquidity while
                  providing current income.
                     The Government Money Market Fund and the Money Market
                  Fund seek to provide as high a level of current income as is consistent with preservation of capital and liquidity.
                     The Tax-Exempt Money Market Fund seeks to preserve
                  principal value and maintain a high degree of liquidity
                  while providing current income exempt from Federal income taxes.

UNDERSTANDING     Each Fund invests in different securities. Values of equity
RISK              securities may be affected by the financial markets as well as by developments impacting specific issuers. Values of fixed income securities tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The International Equity, TransEurope,
                  Asian Tigers, International Fixed Income, and Latin America
                  Equity Funds will, and certain other Funds may invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulation of securities markets, withholding taxes and changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits.
                  Investments in certain Latin American countries also may involve additional risks of political instability, high inflation rates, and limited trading markets. See "General
                  Investment Policies," "Risk Factors" and "Description of
                  Permitted Investments and Risk Factors" in this prospectus, and the Statement of Additional Information.

MANAGEMENT        ABN AMRO Asset Management (USA) Inc. (the
PROFILE           "Advisor")(formerly LaSalle Street Capital Management, Ltd.)
                  serves as the Advisor to the Funds. ABN AMRO-NSM
                  International Funds Management B.V. (the "Sub-Advisor") serves as the investment sub-advisor to the International
                  Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin
                  America Equity Fund and International Fixed Income Fund. SEI
                  Fund Resources (the "Administrator") serves as the
                  Administrator and shareholder servicing agent of the Trust.
                  DST Systems, Inc. ("DST") serves as transfer agent
                  ("Transfer Agent") and dividend disbursing agent for the Trust. Rembrandt(R) Financial Services Company, an affiliate of the Administrator (the "Distributor"), serves as distributor of the Trust's shares. See "The Advisor," "The
                  Sub-Advisor," "The Administrator" and "The Distributor."

YOUR ACCOUNT      You may generally open an Investor Shares account with a
AND DOING         minimum amount of $2,000 per Fund and make additional
BUSINESS WITH     investments with as little as $100. However, please contact
US                your financial intermediary for their specific requirements regarding minimum initial and subsequent purchase amounts.
                  Purchases and Redemptions of a Fund's shares are made at net asset value per share. See "Your Account and Doing Business
                  With Us."

DIVIDENDS         Substantially all of the net investment income (exclusive of capital gains) of each of the Equity, Balanced and Fixed
                  Income Funds is distributed in the form of periodic dividends. Substantially all of the net investment income
                  (exclusive of capital gains) of each of the Money Market
                  Funds is distributed in the form of daily dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless you elect to take the payment in cash. See "General Information--Dividends."

INFORMATION/
SERVICE           For more information, call your financial intermediary.
CONTACTS

PORTFOLIO EXPENSES _____________________________________________________________
The purpose of the following table is to help you understand the various cost and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in INVESTOR SHARES.

SHAREHOLDER TRANSACTION EXPENSES(1)(As a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases                                None
Redemption Fee(2)                                                        None
--------------------------------------------------------------------------------
(1) Certain financial intermediaries may impose account fees or other charges.
(2) A charge, currently $10.00, is imposed on wires of redemption proceeds.

ANNUAL OPERATING EXPENSES (As a percentage of average net assets)
--------------------------------------------------------------------------------

                                              EQUITY/BALANCED FUNDS
                                              ---------------------
                                       SMALL INT'L  TRANS  ASIAN  LATIN AMERICA
                          VALUE GROWTH  CAP  EQUITY EUROPE TIGERS    EQUITY     BALANCED
                          ----- ------ ----- ------ ------ ------ ------------- --------
Advisory Fees              .80%  .80%   .80% 1.00%  1.00%  1.00%      1.00%       .70%
12b-1 Fees                 .25%  .25%   .25%  .25%   .25%   .25%       .25%       .25%
Other Expenses (after
 fee waivers)(1)           .23%  .22%   .25%  .36%   .54%   .54%       .70%       .24%
----------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers)(2)   1.28% 1.27%  1.30% 1.61%  1.79%  1.79%      1.95%      1.19%
----------------------------------------------------------------------------------------

(1) Absent fee waivers, Other Expenses would be: Value Fund--.48%, Growth Fund--.47%, Small Cap Fund--.50%, International Equity Fund--.61%, TransEurope Fund--.79%, Asian Tigers Fund--.79%, Latin America Equity Fund--.95% and Balanced Fund--.49%. "Other Expenses" for the TransEurope and Latin America Equity Funds are based on estimated amounts for the current fiscal year.
(2) Absent waivers described above, Total Operating Expenses would be: Value Fund--1.53%, Growth Fund--1.52%, Small Cap Fund--1.55%, International Equity Fund--1.86%, TransEurope Fund--2.04%, Latin America Equity Fund-- 2.20% and Balanced Fund--1.44%. These waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.

--------------------------------------------------------------------------------

                                              FIXED INCOME FUNDS
                                              ------------------
                                 INTERMEDIATE              INTERNATIONAL   LIMITED
                          FIXED   GOVERNMENT   TAX-EXEMPT      FIXED      VOLATILITY
                          INCOME FIXED INCOME FIXED INCOME    INCOME     FIXED INCOME
                          ------ ------------ ------------ ------------- ------------
Advisory Fees (after fee
 waivers)(1)               .50%      .50%         .48%          .80%         .50%
12b-1 Fees                 .25%      .25%         .25%          .25%         .25%
Other Expenses (after
 fee waivers)(2)           .23%      .24%         .25%          .31%         .24%
-------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers)(3)    .98%      .99%         .98%         1.36%         .99%
-------------------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from each Fixed Income Fund (except the International Fixed Income Fund). The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Advisory Fees for the Funds would be as follows: Fixed Income Fund--.60%, Intermediate Government Fixed Income Fund--.60%, Tax-Exempt Fixed Income Fund-- .60% and Limited Volatility
    Fixed Income Fund-- .60%. See "The Advisor."
(2) Absent fee waivers, Other Expenses would be: Fixed Income Fund--.48%, Intermediate Government Fixed Income Fund--.49%, Tax-Exempt Fixed Income-- .50%, International Fixed Income--.56%, and Limited Volatility Fixed Income--.49%. "Other Expenses" for the Limited Volatility Fixed Income Fund are based on estimated amounts for the current fiscal year.
(3) Absent waivers described above, Total Operating Expenses for the Funds would be as follows: Fixed Income Fund--1.33%, Intermediate Government
    Fixed Income Fund--1.34%, Tax-Exempt Fixed Income Fund--1.35%, and Limited Volatility Fixed Income Fund--1.34%. These fee waivers are voluntary and may be discontinued at any time at the discretion of the service provider that is waiving its fee.

--------------------------------------------------------------------------------

                                                MONEY MARKET FUNDS
                                                ------------------
                                       TREASURY GOVERNMENT        TAX-EXEMPT
                                        MONEY     MONEY    MONEY    MONEY
                                        MARKET    MARKET   MARKET   MARKET
                                       -------- ---------- ------ ----------
Advisory Fees (after fee waivers)(1)     .20%      .20%     .20%     .19%
12b-1 Fees                               .25%      .25%     .25%     .25%
Other Expenses (after fee waivers)(2)    .16%      .23%     .26%     .13%
----------------------------------------------------------------------------
Total Operating Expenses (after fee
 waivers)(3)                             .61%      .68%     .71%     .57%
----------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fees from each Fund (except the Government Money Market Fund). The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Advisory Fees would be as follows: Treasury Money Market Fund--.35%, Money Market Fund--.35% and Tax-Exempt Money Market Fund--.35%. See "The Advisor."
(2) The Administrator is waiving, on a voluntary basis, a portion of its fee from each Money Market Fund. The Administrator reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. "Other Expenses" have been restated to reflect current administrative fee waivers. Absent such waivers, "Other Expenses" for the Funds would be as follows: Treasury Money Market Fund--.49%, Government Money Market Fund-- .49%, Money Market Fund,--.48% and Tax-Exempt Money Market Fund--.46%.
(3) Absent waivers described above, Total Operating Expenses for the Funds would be as follows: Treasury Money Market Fund--1.09%, Government Money Market Fund--.94%, Money Market Fund--1.08% and Tax-Exempt Money Market Fund--1.06%. These fee waivers are voluntary and may be discontinued at any time the discretion of the service provider that is waiving its fee.

EXAMPLE
--------------------------------------------------------------------------------

                                                 1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                 ----- ------ ------ -------
An investor would pay the following expenses on
 a $1,000 investment assuming
 (1) 5% annual return and (2) redemption at the
 end of each time period:                          13    41     70     155
  Value Fund                                       13    40     70     153
  Growth Fund                                      13    41     71     157
  Small Cap Fund                                   16    51     88     191
  International Equity Fund                        18    56     --      --
  TransEurope Fund                                 18    56     97     211
  Asian Tigers Fund                                20    61    105     227
  Latin America Equity Fund                        12    38     65     144
  Balanced Fund                                    10    31     54     120
  Fixed Income Fund                                10    32     55     121
  Intermediate Government Fixed Income Fund        10    31     54     120
  Tax-Exempt Fixed Income Fund                     14    43     74     164
  International Fixed Income Fund                  10    32     --      --
  Limited Volatility Fixed Income Fund              6    20     34      78
  Treasury Money Market Fund                        7    22     38      85
  Government Money Market Fund                      7    23     40      88
  Money Market Fund                                 6    18     32      71
  Tax-Exempt Money Market Fund
----------------------------------------------------------------------------

THE EXAMPLE IS BASED ON TOTAL OPERATING EXPENSES, EXCEPT FOR THE LATIN AMERICA EQUITY FUND, TRANSEUROPE FUND, AND LIMITED VOLATILITY FIXED INCOME FUND, FOR WHICH IT IS BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist you in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Investor Shares of the Funds. If you purchase shares through a financial institution, you may be charged separate fees by the financial institution. See "The Advisor," "The Administrator" and "The Distributor."

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following information has been audited by Ernst & Young LLP, the Trust's independent auditors, as indicated in their report dated January 24, 1997 on the Trust's financial statements as of December 31, 1996 incorporated by reference to the Trust's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Trust's financial statements and related notes thereto. As of December 31, 1996, the TransEurope Fund and Limited Volatility Fixed Income Fund had not yet commenced operations. In addition, as of December 31, 1996, Investor Shares of the Latin America Equity Fund were not available for purchase by the public. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-443-4725.

FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                         Ratio of   Ratio of
                                                                                                           Net      Expenses
                               Realized                                Net                     Ratio of Investment     to
              Net      Net        and                Distri-          Asset             Net    Expenses   Income    Average
             Asset   Invest-  Unrealized  Dividends  butions  Contri- Value            Assets     to    (Loss) to     Net
             Value    ment       Gains     from Net   from    bution   End             End of  Average   Average     Assets
           Beginning Income/  (Losses )on Investment Capital    of      of   Total     Period    Net       Net     (Excluding
           of Period (Loss)   Securities    Income    Gains   Capital Period Return    (000)    Assets    Assets    Waivers)
-----------------------------------------------------------------------------------------------------------------------------
 ----------
 VALUE FUND
 ----------
 1996       $12.28   $ 0.25     $ 2.18      $(0.25)  $(1.20)   $0.00  $13.26 20.09%*  $  1,672   1.28%     1.94 %     1.28%
 1995         9.80     0.32       2.74       (0.32)   (0.26)    0.00   12.28 31.72 *     1,497   1.33      2.79       1.33
 1994        10.30     0.31      (0.33)      (0.31)   (0.17)    0.00    9.80 (0.21)*       731   1.37      3.13       1.37
 1993(1)     10.41     0.21      (0.03)      (0.21)   (0.08)    0.00   10.30  1.95 *       435   1.48      2.51       8.99
 -----------
 GROWTH FUND
 -----------
 1996       $11.62   $ 0.14     $ 2.33      $(0.14)  $(0.86)   $0.00  $13.09 21.41%*  $  3,031   1.27%     1.11 %     1.27%
 1995         9.74     0.12       2.89       (0.13)   (1.00)    0.00   11.62 31.29 *     2,681   1.31      1.10       1.31
 1994        10.23     0.13      (0.37)      (0.13)   (0.12)    0.00    9.74 (2.42)*     1,530   1.33      1.30       1.33
 1993(2)     10.44     0.10      (0.08)      (0.11)   (0.12)    0.00   10.23 (0.23)*       840   1.43      1.24       6.55**
 --------------
 SMALL CAP FUND
 --------------
 1996       $12.46   $(0.07)    $ 2.39      $ 0.00   $(1.78)   $0.00  $13.00 19.18%*  $    579   1.30%    (0.52)%     1.30%
 1995         9.58    (0.01)      3.05        0.00    (0.16)    0.00   12.46 31.73 *       553   1.39     (0.08)      1.39
 1994        10.25     0.00      (0.67)       0.00     0.00     0.00    9.58 (6.54)*       294   1.38      0.02       1.38
 1993(3)      9.51     0.00       0.75       (0.01)    0.00     0.00   10.25 10.55 *       124   1.57     (0.10)     33.84**
            Ratio of
              Net
           Investment
             Income
           (Loss) to
            Average
           Net Assets  Portfolio  Average
           (Excluding  Turnover  Commission
            Waivers)     Rate     Rate+++
--------------------------------------------
 ----------
 VALUE FUND
 ----------
 1996          1.94 %      58%    $0.0493
 1995          2.79        37         N/A
 1994          3.13        38         N/A
 1993(1)      (5.00)**     40         N/A
 -----------
 GROWTH FUND
 -----------
 1996          1.11 %      58%    $0.0600
 1995          1.10        71         N/A
 1994          1.30        68         N/A
 1993(2)      (3.88)**     82         N/A
 --------------
 SMALL CAP FUND
 --------------
 1996         (0.52)%     158%    $0.0599
 1995         (0.08)      142         N/A
 1994          0.02        43         N/A
 1993(3)     (32.37)**     27         N/A

============================================
 * Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
 ** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.

 1. Commenced operations on March 26, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on March 8, 1993. All ratios and total returns for the period have been annualized.
 3. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                         Ratio of   Ratio of
                               Realized                                                                    Net      Expenses
                                 and                                  Net                      Ratio of Investment     to
              Net      Net    Unrealized            Distri-          Asset               Net   Expenses   Income    Average
             Asset   Invest-    Gains    Dividends  butions  Contri- Value             Assets     to    (Loss) to     Net
             Value    ment     (Losses)   from Net   from    bution   End              End of  Average   Average     Assets
           Beginning Income       on     Investment Capital    of      of   Total      Period    Net       Net     (Excluding
           of Period (Loss)   Securities   Income    Gains   Capital Period Return      (000)   Assets    Assets    Waivers)
-----------------------------------------------------------------------------------------------------------------------------
 -------------------------
 INTERNATIONAL EQUITY FUND
 -------------------------
 1996       $14.52   $ 0.04     $ 1.35     $ 0.00   $(0.15)   $0.03  $15.79  9.85%*+   $ 1,608   1.61%     0.20 %     1.61%
 1995        12.96     0.05       1.73      (0.02)   (0.20)    0.00   14.52 13.79 *      1,686   1.68      0.42       1.68
 1994        12.58     0.02       0.37       0.00    (0.01)    0.00   12.96  3.08 *      1,179   1.73      0.03       2.22
 1993(1)     10.93    (0.01)      1.70       0.00    (0.04)    0.00   12.58 23.52 *        321   1.92     (0.38)     20.12**
 -----------------
 ASIAN TIGERS FUND
 -----------------
 1996       $10.44   $(0.02)    $ 1.48     $(0.01)  $(0.02)   $0.02  $11.89 14.21%*++  $   840   1.79%    (0.15)%     1.79%
 1995         9.47     0.11       0.95      (0.09)    0.00     0.00   10.44 11.18 *        733   1.81      1.05       1.88
 1994(2)     10.00     0.01      (0.53)      0.00    (0.01)    0.00    9.47 (5.37)*        705   1.90      0.15       2.75**


            Ratio of
              Net
           Investment
             Income
           (Loss) to
            Average
              Net
             Assets    Portfolio  Average
           (Excluding  Turnover  Commission
            Waivers)     Rate     Rate+++
-------------------------------------------
 INTERNATIONAL EQUITY FUND
 -------------------------
 1996          0.20 %       9%    $0.0561
 1995          0.42        11         N/A
 1994         (0.46)        6         N/A
 1993(1)     (18.58)**     13         N/A
 ASIAN TIGERS FUND
 -----------------
 1996         (0.15)%      24%    $0.0106
 1995          0.98        28         N/A
 1994(2)      (0.70)**     13         N/A

==========================================

  * Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
 ** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
  + The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Investor Shares would have been 9.64%.
 ++ The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Investor Shares would have been 14.02%.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on April 12, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on January 12, 1994. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                        Ratio of
                                                                                                                          Net
                                                                                                  Ratio of   Ratio of  Investment
                              Realized                                                              Net      Expenses    Income
                                 and                           Net                      Ratio of Investment     to     (Loss) to
                             Unrealized             Distri-   Asset              Net    Expenses   Income    Average    Average
           Net Asset   Net      Gains    Dividends  butions   Value             Assets     to        to        Net        Net
             Value   Invest-  (Losses)    from Net   from      End              End of  Average   Average     Assets     Assets
           Beginning  ment       on      Investment Capital    of    Total      Period    Net       Net     (Excluding (Excluding
           of Period Income   Securities   Income    Gains    Period Return     (000)    Assets    Assets    Waivers)   Waivers)
----------------------------------------------------------------------------------------------------------------------------------
 -------------
 BALANCED FUND
 -------------
 1996       $10.75    $0.30    $ 1.04      $(0.32)  $(0.79)  $10.98  12.86 %*  $  3,710   1.19%     2.89%      1.19%       2.89 %
 1995         9.53     0.34      1.67       (0.36)   (0.43)   10.75  21.52*       3,949   1.22      3.36       1.22        3.36
 1994        10.03     0.27     (0.49)      (0.27)   (0.01)    9.53  (2.29)*      2,894   1.24      2.86       1.34        2.76
 1993(1)     10.28     0.20      0.12       (0.22)   (0.35)   10.03   4.07*       1,265   1.30      2.30       5.06**     (1.46)**
 -----------------
 FIXED INCOME FUND
 -----------------
 1996       $10.35    $0.57    $(0.26)     $(0.57)  $ 0.00   $10.09   3.24 %*  $    459   0.98%     5.65%      1.08%       5.55 %
 1995         9.32     0.55      1.04       (0.56)    0.00    10.35  17.40*         646   0.99      5.72       1.09        5.62
 1994        10.24     0.50     (0.90)      (0.52)    0.00     9.32  (3.97)*        442   0.98      5.38       1.08        5.28
 1993(2)     10.30     0.35      0.23       (0.37)   (0.27)   10.24   7.44*          86   1.06      4.08      42.44**    (37.30)**
 -----------------------------------------
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1996       $10.05    $0.49    $(0.18)     $(0.51)  $ 0.00   $ 9.85   3.30 %*  $    251   0.99%     4.87%      1.09%       4.77 %
 1995         9.32     0.49      0.76       (0.52)    0.00    10.05  13.59*       2,946   0.98      5.18       1.08        5.08
 1994        10.07     0.43     (0.73)      (0.45)    0.00     9.32  (3.03)*      1,133   1.02      5.05       1.12        4.95
 1993(3)     10.21     0.28     (0.02)      (0.30)   (0.10)   10.07   3.42*          46   1.04      3.85      77.08**    (72.19)**


           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
------------------------------------------
 -------------
 BALANCED FUND
 -------------
 1996         104%    $0.0496
 1995          85         N/A
 1994          85         N/A
 1993(1)      126         N/A
 -----------------
 FIXED INCOME FUND
 -----------------
 1996         194%        N/A
 1995          59         N/A
 1994         126         N/A
 1993(2)      163         N/A
 -----------------------------------------
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1996         179%        N/A
 1995         115         N/A
 1994         124         N/A
 1993(3)       81         N/A

==========================================
  * Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
 ** Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
 3. Commenced operations on April 12,1993. All rates and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                     Ratio of
                                                                                                                       Net
                                                                                                                    Investment
                                                                                               Ratio of   Ratio of    Income
                              Realized                                                           Net      Expenses    (Loss)
                                and                          Net                     Ratio of Investment     to         to
              Net            Unrealized            Distri-  Asset             Net    Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends  butions  Value            Assets     to        to        Net        Net
             Value   Invest-  (Losses)   from Net   from     End             End of  Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital    of   Total     Period    Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains   Period Return    (000)    Assets    Assets    Waivers)   Waivers)
-------------------------------------------------------------------------------------------------------------------------------
 ----------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1996       $10.18    $0.43    $(0.17)    $(0.47)  $ 0.00   $ 9.97  2.70%*  $    680   0.98%     4.70%       1.10%      4.58%
 1995         9.24     0.43      0.97      (0.46)    0.00     0.18 15.43 *     1,131   1.00      4.59        1.12       4.47
 1994        10.22     0.40     (0.93)     (0.42)   (0.03)    9.24 (5.27)*     1,059   0.97      4.35        1.10       4.22
 1993(1)     10.29     0.32      0.14      (0.34)   (0.19)   10.22  5.73 *       428   1.05      3.88       11.86**    (6.93)**
 -------------------------------
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1996       $10.56    $0.54    $(0.27)    $(0.60)  $ 0.00   $10.23  2.62%*  $    112   1.36%     4.43%       1.36%      4.43%
 1995         9.53     0.52      1.45      (0.94)    0.00    10.56 20.68 *       125   1.35      5.57        1.41       5.51
 1994        10.42     0.46     (0.64)     (0.53)   (0.18)    9.53 (1.71)*        87   1.41      5.03        7.54      (1.10)
 1993(2)     10.88     0.40      0.12      (0.57)   (0.41)   10.42  6.61 *        17   1.56      5.85      319.45**  (312.04)**
 --------------------------
 TREASURY MONEY MARKET FUND
 --------------------------
 1996       $ 1.00    $0.04    $ 0.00     $(0.04)  $ 0.00   $ 1.00  4.54%   $ 10,910   0.69%     4.45%       0.84%      4.30%
 1995         1.00     0.05      0.00      (0.05)    0.00     1.00  5.02       7,931   0.69      4.89        0.84       4.74
 1994         1.00     0.03      0.00      (0.03)    0.00     1.00  3.32       3,231   0.70      3.52        0.86       3.36
 1993(1)      1.00     0.02      0.00      (0.02)    0.00     1.00  2.29       1,347   0.75      2.28        5.23**    (2.20)**
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
-------------------------------
 ----------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1996          98%      N/A
 1995         129       N/A
 1994         146       N/A
 1993(1)      149       N/A
 -------------------------------
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1996          85%      N/A
 1995         105       N/A
 1994         138       N/A
 1993(2)      146       N/A
 --------------------------
 TREASURY MONEY MARKET FUND
 --------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A

===============================
   *Sales loads, which were imposed prior to October 10, 1997, are not included in total return.
  **Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on March 9, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                   Ratio of
                                                                                                                     Net
                                                                                                                  Investment
                                Net                                                          Ratio of   Ratio of   Income/
                              Realized                                                         Net      Expenses    (Loss)
                                and                Distri-   Net                   Ratio of Investment     to         to
              Net            Unrealized            butions  Asset           Net    Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends    from   Value          Assets     to        to        Net        Net
             Value   Invest-  (Losses)   from Net  Realized  End           End of  Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital    of   Total   Period    Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains   Period Return  (000)    Assets    Assets    Waivers)   Waivers)
----------------------------------------------------------------------------------------------------------------------------
 ----------------------------
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1996        $1.00    $0.05    $0.00      $(0.05)   $0.00   $1.00   4.82% $  5,093   0.69%     4.71%      0.69%      4.71%
 1995         1.00     0.05     0.00       (0.05)    0.00   $1.00   5.33     3,002   0.67      5.18       0.67       5.18
 1994         1.00     0.04     0.00       (0.04)    0.00   $1.00   3.63     2,739   0.67      3.62       0.67       3.62
 1993(1)      1.00     0.02     0.00       (0.02)    0.00   $1.00   2.78     1,814   0.72      2.69       2.37       1.04
 -----------------
 MONEY MARKET FUND
 -----------------
 1996        $1.00    $0.05    $0.00      $(0.05)   $0.00   $1.00   4.87% $  1,466   0.68%     4.77%      0.83%      4.62%
 1995         1.00     0.05     0.00       (0.05)    0.00   $1.00   5.38     1,358   0.66      5.22       0.81       5.07
 1994         1.00     0.04     0.00       (0.04)    0.00   $1.00   3.71       605   0.66      4.13       0.81       3.98
 1993(2)      1.00     0.02     0.00       (0.02)    0.00   $1.00   2.76       118   0.72      2.69      10.48      (7.09)
 ----------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1996        $1.00    $0.03    $0.00      $(0.03)   $0.00   $1.00   2.88% $  2,807   0.65%     2.85%      0.81%      2.69%
 1995         1.00     0.03     0.00       (0.03)    0.00   $1.00   3.24     3,244   0.66      3.19       0.81       3.04
 1994         1.00     0.02     0.00       (0.02)    0.00   $1.00   2.24     4,204   0.68      2.31       0.84       2.15
 1993(3)      1.00     0.01     0.00       (0.01)    0.00   $1.00   1.65     1,394   0.74      1.81       4.88      (2.33)**


           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
-------------------------------
 ----------------------------
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A
 -----------------
 MONEY MARKET FUND
 -----------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(2)      N/A       N/A
 ----------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(3)      N/A       N/A

===============================
  **Ratios are high relative to subsequent years as a result of the low initial asset levels during the Investor Shares' initial year of operations.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on April 22, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on March 31, 1993. All ratios and total returns for the period have been annualized.
 3. Commenced operations on April 13, 1993. All ratios and total returns for the period have been annualized.

 ................................................................................

[LOGO OF SEI       WHAT IS AN
 REMBRANDT         INTERMEDIARY?
 APPEARS HERE](R)

 Any entity, such as a bank, broker-dealer, other financial institution, association or organization that has entered into an arrangement with the Distributor to sell Fund shares to its customers.

 ................................................................................

YOUR ACCOUNT AND DOING BUSINESS WITH US
Investor Shares of the Funds are sold on a continuous basis and may be purchased through financial institutions or broker-dealers which have established a dealer agreement with the Distributor ("Intermediaries"). The Funds may make Investor Shares available to other investors in the future. Shares of each Fund are offered only to residents of states and other jurisdictions in which the shares are eligible for purchase. For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------
HOW TO BUY,
REDEEM AND       Shares of the Funds may be purchased through Intermediaries
EXCHANGE         which provide various services to their customers. Each
SHARES           Intermediary may impose its own rules regarding investing in the Funds, including procedures for purchases, redemptions, and exchanges. Contact your Intermediary for information about the services available to you and for specific instructions on how to buy, sell and exchange shares. Certain Intermediaries may charge account fees. Information concerning shareholder services and any charges will be provided to you by your Intermediary. Some Intermediaries may be required to register as broker-dealers under state law.
                    The shares you purchase through an Intermediary may be
                 held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by an Intermediary, you should call the Intermediary to request this change.

Other            Purchases of Investor Shares may be made by direct deposit or
Information      Automated Clearing House transactions if your Intermediary
Regarding        offers such services. Please contact your Intermediary to
Purchases        find out if these services are available to you and for more information about direct deposit or Automated Clearing House transactions.
                    Your Intermediary also may impose a wire charge on
                 purchases.
                    No certificates representing shares will be issued.

Automatic        You may systematically buy Investor Shares through deductions
Investment       from your checking account, provided these accounts are
Plan ("AIP")     maintained through banks which are part of the Automated
                 Clearing House system. Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The minimum pre-authorized investment amount is $50 per month. You should contact your Intermediary to find out if the AIP is available to you. You may obtain an AIP application form by calling
                 1-800-443-4725 or by contacting your Intermediary.

 ................................................................................

[LOGO OF SEI             HOW DOES AN
 REMBRANDT               EXCHANGE TAKE
 APPEARS HERE](R)        PLACE?


 When making an exchange, you authorize the sale of your shares of one or more Funds in order to pur-chase the shares of another Fund. In other words, you are execut-ing a sell order and then a buy order. This sale of your shares is a taxable event which could result in a taxable gain or loss.

 ................................................................................

EXCHANGING
SHARES
When Can You     Once payment for your shares has been received and accepted
Exchange         (i.e., an account has been established), you may exchange
Shares?          some or all of your Investor Shares for Investor Shares of other Funds within the Trust. Exchanges are made at net asset value.
                    Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received by the
                 Transfer Agent.
                    The Trust reserves the right to change the terms and
                 conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice.
Requesting an    To exchange shares, you should contact your Intermediary, who
Exchange of      will contact DST Systems, Inc., 1004 Baltimore Avenue, Kansas
Shares           City, Missouri 64105 (the "Transfer Agent") and effect the exchange on your behalf.
                    If an Exchange Request in good order is received by the
                 Transfer Agent by 4:00 p.m., Eastern time for any non-Money
                 Market Fund and 1:00 p.m., Eastern time for any Money Market
                 Fund, on any Business Day, the exchange usually will occur on that day. Your Intermediary may have earlier cutoff times for Exchange Requests. Please contact your Intermediary for more information about their exchange policies.

 ................................................................................

[LOGO OF SEI          WHAT IS A
 REMBRANDT            SIGNATURE
 APPEARS HERE](R)     GUARANTEE?

 A signature guarantee verifies the authenticity of your signature and may be obtained from any of the following: banks, brokers, dealers, certain credit unions, securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

 ................................................................................

REDEMPTION OF    You may redeem your shares on any Business Day. Redemption
SHARES           requests must be made directly to your Intermediary.
                 Redemption orders for the Equity, Balanced and Fixed Income
                 Funds must be received by 4:00 p.m., Eastern time. Redemption orders for the Money Market Funds must be received by 1:00 p.m., Eastern time. Your Intermediary may have earlier cutoff times for redeeming shares. Please contact your Intermediary for more information regarding redemption orders.

                    A written request for redemption must be received by the
                 Transfer Agent in order to constitute a valid request for redemption. The Transfer Agent may require that the signature on the written request be guaranteed by a bank which is a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at the address of record or to a commercial bank account previously designated either on the Account Application or by written instruction to the Transfer Agent.

Redemption       Payment to shareholders for shares redeemed generally will be
Proceeds         made within seven days after receipt by the Transfer Agent of the valid request for redemption. The Funds intend to pay cash for all shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, you may incur brokerage costs in converting such securities to cash.

                    You may have redemption proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to a designated bank account. Under most circumstances, payments will be wired on the next Business Day following receipt of a valid request for redemption. Redemption proceeds may be transferred by wire for a wire charge of $10.00, which is deducted from the amount of the redemption. Redemption proceeds may not be transmitted by Federal Reserve wire on federal holidays restricting wire transfers.

Communications   Neither the Trust nor the Transfer Agent will be responsible
with the         for any loss, liability, cost or expense for acting upon wire
Transfer Agent   instructions or upon telephone instructions that it
                 reasonably believes to be genuine. The Trust and the Transfer
                 Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording
                  telephone instructions. If market conditions are
                  extraordinarily active, or other extraordinary circumstances exist, and an Intermediary experiences difficulties placing redemption orders by telephone, the Intermediary may wish to consider placing the order by other means. Your Intermediary may not close your account by telephone. Please contact your
                  Intermediary for more information regarding their specific requirements for written and telephone requests for
                  redemptions and signature guarantee requirements.
Other             All redemption orders are effected at the net asset value
Information       per share next determined after receipt of a valid request
Regarding         for redemption, as described above.
Redemptions          At various times, a Fund may be requested to redeem
                  shares for which it has not yet received good payment. In
                  such circumstances, the forwarding of proceeds will be
                  delayed for at least 15 days from the date of purchase or
                  until payment has been collected for the purchase of such
                  shares.
                     See "Purchase and Redemption of Shares" in the Statement
                  of Additional Information for examples of when your right to redeem your shares may be suspended.
Systematic        The Funds offer a Systematic Withdrawal Plan ("SWP") for
Withdrawal Plan   Investor Shareholders who wish to receive regular
                  distributions from their account. Upon commencement of the SWP, your account must have a current value of $5,000 or more. You may elect to receive automatic payments via check or Automated Clearing House of $50 or more on a monthly, quarterly, semi-annual or annual basis. You should contact your Intermediary to find out if a SWP is available to you and for information about the SWP. A SWP Application Form may be obtained by calling 1-800-443-4725 or by contacting your Intermediary.
                     You should realize that if withdrawals exceed income
                  dividends, your invested principal in your account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. To change or cancel the SWP, please contact your Intermediary.

CHECKWRITING      You may redeem your Money Market Investor Shares by writing
SERVICE           checks on your account. Once you have signed and returned a signature card, you will receive a supply of checks. A check
(Money Market     may be made payable to any person, and your account will
Funds)            continue to earn dividends until the check clears.
                     Because of the difficulty of determining in advance the
                  exact value of a Fund account, you may not use a check to close your account. Your account may be charged a fee for stopping payment of a check upon your request or if the check cannot be honored because of insufficient funds or other valid reasons.
                     You should contact your Intermediary to find out if
                  checkwriting services are available to you and for more information about checkwriting services.

 ................................................................................

[LOGO OF SEI         WHAT ARE
 REMBRANDT           INVESTMENT
 APPEARS HERE](R)    OBJECTIVES AND
                     POLICIES?

 Each Fund's investment objective is a statement of what it seeks to achieve. It is important to make sure that the investment objective matches your own financial needs and circumstances. The investment policies section spells out the types of securities in which each Fund invests.

 ................................................................................

INVESTMENT OBJECTIVES AND POLICIES _____________________________________________
VALUE FUND
                 The Value Fund seeks a high level of total return through capital appreciation and current income.
                    The Value Fund will invest at least 65% of its total assets in U.S. common stocks that the Advisor believes are undervalued and present the opportunity to increase shareholder value. The Value Fund will invest in common stocks that are traded on a national securities exchange or are actively traded in the over-the-counter market and that: (i) are priced below their intrinsic value as determined by the Advisor's dividend discount model; (ii) have consistently paid dividends; and
                 (iii) are issued by companies that the Advisor believes are financially sound.
                    Any remaining assets of the Fund may be invested in: (i)
                 warrants to purchase common stocks; (ii) debt securities convertible into common stocks rated in the highest four rating categories by a nationally recognized statistical rating organization ("NRSRO") or determined by the Advisor to be of comparable quality at the time of purchase; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored American Depositary Receipts ("ADRs")). The Fund will invest in securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest in options and futures for hedging purposes only.

GROWTH FUND      The Growth Fund seeks a high level of total return primarily through capital appreciation.
                    The Growth Fund will invest at least 65% of its total
                 assets in the common stock of corporations of any size that, in the Advisor's opinion, have strong prospects for appreciation through growth in earnings. The Growth Fund invests primarily in common stocks that: (i) are traded on a national securities exchange or are actively traded in the over-the-counter market and have an average trading volume of more than $1 million per day; (ii) have sales and earnings growth rates that exceed the growth rate of the Gross
                 Domestic Product; and (iii) maintain a positive return on equity and total assets.
                    Any remaining Fund assets may be invested in: (i) warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs). The
                 Fund will invest in securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest in options and futures for hedging purposes only.

SMALL CAP FUND    The Small Cap Fund seeks a high level of total return
                  primarily through capital appreciation.
                     The Small Cap Fund will invest at least 65% of its total
                  assets in the common stocks of corporations with smaller capitalization levels that the Advisor believes have strong prospects for appreciation through growth in earnings. The
                  Advisor's emphasis will be on a diversified portfolio of common stocks of companies with aggregate market capitalization of less than $1 billion. In selecting stocks for the Fund, factors reviewed will include sales and earnings growth rates and the strength of the issuer's balance sheet.
                     Because the Fund invests primarily in common stocks of
                  smaller capitalization companies, the Fund's shares may fluctuate significantly in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.
                     Any remaining Fund assets may be invested in: (i)
                  warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs). The Fund will invest in equity securities of foreign issuers that satisfy in substance the criteria for investing in smaller capitalization stocks set forth above. The Fund will invest in equity securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market.
                  The Fund will invest in options and futures for hedging purposes only.

INTERNATIONAL     The International Equity Fund seeks a high level of total
EQUITY FUND       return through capital appreciation and current income.
                     The International Equity Fund will invest at least 65% of
                  its total assets in equity securities of issuers in at least three countries other than the U.S.
                     While the Fund will not necessarily spread its
                  investments among more than three countries other than the U.S., the Advisor intends to diversify its investments among countries to reduce currency risk. Investments will be made primarily in common stocks of companies domiciled in developed countries, but may be made in the securities of companies domiciled in developing countries, as well.
                  Although the Fund will invest primarily in securities listed on national stock exchanges, it will also invest in securities actively traded in over-the-counter markets.
                  Securities of companies in developing countries may pose liquidity risks.
                     Any remaining Fund assets will be invested in common
                  stocks of closed-end management investment companies that invest primarily in international common stocks, stocks of U.S. issuers listed on national securities exchanges or actively traded in the over-the-counter market, convertible securities of U.S. issuers (whether or not they are listed on national securities exchanges) and money market instruments. The Fund will invest in options and futures for hedging purposes only.

TRANSEUROPE       The TransEurope Fund seeks a high level of total return
FUND              through capital appreciation and current income.
                     The TransEurope Fund will invest as fully as feasible
                  (and at least 65% of its total assets) in equity securities of European issuers located in Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain,
                  Sweden, Switzerland and the United Kingdom. Investments may also be made in the equity securities of issuers located in the smaller and emerging markets of Europe. The Fund may also invest in the equity securities of issuers in the following Eastern European countries: the Czech Republic,
                  Hungary, Poland and Slovakia. Emerging markets are subject to special risks not associated with domestic markets. See
                  "Certain Risk Factors."
                     The Fund's remaining assets will be invested in money
                  market instruments of European issuers. The Fund will invest in options and futures for hedging purposes only. The Fund currently is not offering its shares to the public.

ASIAN TIGERS      The Asian Tigers Fund seeks to achieve capital appreciation.
FUND                 The Asian Tigers Fund will invest primarily in equity
                  securities that are traded on recognized stock exchanges of the countries of Asia and in equity securities of companies organized under the laws of an Asian country. The Fund may also invest in sponsored ADRs of Asian issuers that are traded on stock exchanges in the United States. The Fund does not intend to invest in securities which are principally traded in markets in Japan or in companies organized under the laws of Japan.
                     Under normal circumstances, at least 65% of the total
                  assets of the Fund will be invested in equity securities of issuers located in some or all of the following Asian countries: China, Hong Kong, Indonesia, Malaysia, the
                  Philippines, Singapore and Thailand. The Fund may also invest in common stocks traded on markets in India, Pakistan, Sri Lanka, South Korea and Taiwan, and may invest up to 5% of its net assets in other developing markets. The
                  Fund has no set policy for allocating investments among the several Asian countries. Allocation of investments among the various countries will depend on the relative attractiveness of the stocks of issuers in the respective countries.
                  Government regulation and restrictions in many of the countries of interest may limit the amount, mode, and extent of investment in companies of such countries.
                     Any of the Fund's remaining assets will be invested in
                  common stocks of closed-end management investment companies that invest primarily in common stocks of Asian countries or money market instruments of Asian and European issuers.
                     In selecting industries and particular issuers, the
                  Advisor will evaluate costs of labor and raw materials,
                  access to technology, export of products and government regulation. Although the Fund seeks to invest in larger companies, it may invest in medium and small companies that, in the Advisor's opinion, have potential for growth.
                     While the Fund intends to invest primarily in securities
                  listed on stock exchanges, it may also invest in securities traded in over-the-counter markets, which may pose liquidity risks. No more than 5% of the Fund's net assets will be invested in unlisted securities. The Fund will invest in options and futures for hedging purposes only.

LATIN AMERICA     The Latin America Equity Fund seeks long-term capital
EQUITY FUND       appreciation.
                     The Fund will invest primarily in equity securities of
                  (i) companies organized in, or for which the principal securities trading market is in Latin America, and (ii) companies, wherever organized, that, in one of the last two fiscal years derived more than 50% of their annual revenues or profits from goods produced, sales made or services performed in Latin America ("Latin American issuers"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of Latin
                  American issuers.
                     The Fund seeks to benefit from economic and other
                  developments in Latin America. The Advisor and Sub-Advisor believe that investment opportunities may be present in Latin America as a result of an evolving long-term international trend encouraging greater market orientation and diminishing governmental intervention in economic affairs. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of certain Latin
                  American countries. For the purpose of this prospectus, Latin America includes Argentina, Bolivia, Brazil, Chile,
                  Colombia, Costa Rica, the Dominican Republic, Ecuador, El
                  Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama,
                  Paraguay, Peru, Uruguay, Venezuela, and the Spanish-speaking island nations of the Caribbean (not including Cuba and Haiti). Although the Fund has no set policy for allocating investments among Latin American countries, it is currently contemplated that the Fund will emphasize investments in issuers located in Argentina, Brazil, Chile, Colombia,
                  Mexico, Peru and Venezuela. The Fund may be precluded from investing in certain of the remaining eleven countries and certain Spanish-speaking islands until such time as adequate custodial arrangements can be established. Government regulation and restrictions may limit the amount, mode and extent of investment in companies in such countries.
                     Although the Fund intends to invest primarily in equity
                  securities listed on stock exchanges, it may also invest in securities traded in over-the-counter markets and in securities for which there is no organized market.
                     The Fund may invest in investment grade debt securities,
                  including debt securities issued or guaranteed by a Latin
                  American government or governmental entity ("Sovereign
                  Debt"), obligations of supranational entities, Brady Bonds and money market instruments.
                     For hedging purposes only, the Fund may also enter into
                  options, futures, interest rate swaps, currency transactions, caps, collars and floors. The Fund may also write (i.e., sell) covered call options on the securities in which it may invest.
                     The Fund is non-diversified for purposes of the
                  Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company. The Fund currently is not offering Investor Shares to the public.

BALANCED FUND     The Balanced Fund seeks a favorable total rate of return
                  through current income and capital appreciation consistent with preservation of capital, by investing in a portfolio comprised of fixed income and equity securities.
                     The Balanced Fund will invest at least 80% of its net
                  assets in fixed income and equity securities, with at least
                  25% of its assets in fixed income senior securities.
                  Permissible investments for the Fund include: (i) corporate bonds and debentures of U.S. or foreign issuers rated in the highest four rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase; (ii) securities denominated in U.S. dollars or in foreign currencies, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (iii) short-term commercial paper of U.S.
                  or foreign issuers rated in the highest two rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (iv) short-term bank obligations consisting of certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign commercial banks or savings and loan institutions with assets as of the end of their most recent fiscal year of at least $500 million, or its equivalent in appropriate foreign currency measured using currency exchange rates in effect at the time of investment; (v) obligations denominated in U.S.
                  dollars or foreign currencies of supranational entities rated in the highest three rating categories by an NRSRO;
                  (vi) mortgage-backed securities rated in the highest two rating categories by an NRSRO; (vii) asset-backed securities rated in the highest three rating categories by an NRSRO;
                  (viii) STRIPS and receipts; (ix) repurchase agreements involving such securities; (x) loan participations, in which the Fund will not invest more than 5% of its total assets;
                  (xi) guaranteed investment contracts ("GICs") and bank investment contracts ("BICs") deemed by the Advisor to be of investment grade; (xii) swaps; (xiii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and (xiv) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality. The
                  Balanced Fund is not subject to maturity restrictions. The
                  Balanced Fund may invest up to 15% of its assets in fixed income securities that are either denominated in foreign currencies or issued by foreign issuers, provided that assets invested in such securities will not constitute more than 50% of the assets of the Balanced Fund invested in fixed income securities.
                     The remainder of the Fund's assets will be invested in:
                  (i) common stocks; (ii) warrants to purchase common stocks;
                  (iii) debt securities convertible into common stocks; (iv) preferred stocks convertible into common stocks; (v) U.S.
                  dollar denominated equity securities of foreign issuers
                  (including sponsored ADRs); (vi) foreign securities; and

                  (vii) equity options. The equity securities in which the Fund will invest are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest, based on dividend paying characteristics and growth potential, in equity securities of companies of all sizes. There are no minimum rating criteria applicable to convertible securities.
                     The Balanced Fund is also permitted to invest in options
                  and futures (for hedging purposes only), engage in securities lending, acquire floating and variable rate securities, enter into dollar roll transactions with selected banks and broker-dealers and purchase securities on a when-issued basis where the purchase is for investment in the securities, not for leveraging, and subject to the investment restrictions described above.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUND              relative to funds with like investment objectives, from
                  income and, to a lesser degree, capital appreciation by investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.
                     The Fixed Income Fund will invest as fully as feasible
                  (and at least 65% of its total assets) in the following fixed income securities: (i) corporate bonds and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) obligations issued or guaranteed as to principal and interest by the U.S.
                  Government, its agencies or instrumentalities; (iii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (iv) short-term bank obligations rated in the highest two rating categories by an NRSRO, including certificates of deposit, time deposits, and bankers' acceptances of U.S. commercial banks or savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; (v) U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) U.S. dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO; (vii) mortgage-backed securities rated in the highest two rating categories by an NRSRO;
                  (viii) asset-backed securities rated in the highest three rating categories of an NRSRO; (ix) STRIPS and receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts");
                  (x) repurchase agreements involving such securities; (xi) loan participations, in which the Fund will not invest more than 5% of its total assets; (xii) GICs; (xiii) BICs; (xiv) swaps; (xv) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and (xvi) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors. The estimated dollar-weighted average portfolio maturity of the Fund is approximately eight years.
                     Any remaining assets of the Fund may be invested in
                  variable and floating rate obligations, dollar rolls, forward commitments, when-issued securities, and securities of foreign issuers. In addition, the Fund may lend the securities in which it is invested. The Fund may invest in options and futures for hedging purposes only.

INTERMEDIATE      The Intermediate Government Fixed Income Fund seeks a high
GOVERNMENT        level of total return relative to funds with like investment
FIXED INCOME      objectives, consistent with preservation of capital from
FUND              income and, to a lesser degree, capital appreciation, by
                  investing in a portfolio consisting of short- and intermediate-term U.S. Government securities.
                     The Intermediate Government Fixed Income Fund will invest
                  100% of its total assets in government securities, which include obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.
                     Normally, the Fund will maintain an average weighted
                  maturity of three to ten years; under certain circumstances, however, the average weighted maturity may fall below three years. The Fund may invest in options and futures for hedging purposes only.

TAX-EXEMPT        The Tax-Exempt Fixed Income Fund seeks a high level of total
FIXED INCOME      return, relative to funds with like investment objectives,
FUND              consistent with preservation of capital, from income by
                  investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The Tax-Exempt Fixed Income Fund will invest as fully as
                  feasible (at least 65% of the value of its total assets) in fixed income securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality, and will invest at least 80% of its net assets in comparably-rated fixed income securities the interest on which is exempt from Federal income tax and which are not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The remainder of the Fund's assets may be invested in:
                  (i) short-term, tax-exempt commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (ii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; (iii) fixed income options and futures; (iv) asset-backed securities; (v) Receipts; (vi) securities issued or guaranteed by the U.S. Government or its agencies; and (vii) corporate bonds rated in one of the three highest categories by an NRSRO.

                     There are no restrictions on the average maturity of the
                  Fund or the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors. The Fund may invest in options and futures for hedging purposes only.

INTERNATIONAL     The International Fixed Income Fund, formerly the Global
FIXED INCOME      Fixed Income Fund, seeks a high level of total return
FUND              relative to funds with like investment objectives, measured in U.S. dollar terms, from income and capital appreciation by investing in a portfolio consisting of investment quality fixed income securities denominated in foreign currencies.
                     The International Fixed Income Fund will invest as fully
                  as feasible (at least 65% of its total assets) in investment quality fixed income securities of issuers in at least three of the following countries: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy,
                  Japan, Luxembourg, The Netherlands, New Zealand, Norway,
                  Spain, Sweden, Switzerland and the United Kingdom.
                     The Fund strives to take maximum advantage of financial
                  and economic developments and currency fluctuations. All investments will be in high quality securities denominated in various currencies, including the European Currency Unit.
                     Fixed income securities consist of: (i) corporate bonds
                  and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (iii) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (iv) obligations of supranational entities; (v) repurchase agreements involving such securities; (vi) loan participations, in which the Fund will not invest more than 5% of its total assets; and (vii) swaps, fixed income options and futures.
                     Any remaining Fund assets will be invested in: (i)
                  securities denominated in U.S. dollars or foreign currencies comparable in quality to the fixed income instruments described above; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) short-term bank obligations, including certificates of deposit, time deposits, and bankers' acceptances of U.S. or foreign commercial banks or savings and loans institutions with assets as of the end of their most recent fiscal year of at least $500 million or its equivalent in appropriate foreign currency measured using currency exchange rates in effect at the time of investment; (iv) mortgage-backed securities rated in the highest two rating categories by an NRSRO; (v) asset-backed securities rated in the highest three rating categories by an NRSRO; (vi) Receipts; (vii) GICs; and
                  (viii) BICs.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors. The Fund may invest in options and futures for hedging purposes only.

LIMITED           The Limited Volatility Fixed Income Fund seeks a high level
VOLATILITY        of current income, consistent with relative stability of
FIXED INCOME      principal, by investing primarily in a portfolio consisting
FUND              of short- and intermediate-term fixed income securities.
                     The Limited Volatility Fixed Income Fund will invest as
                  fully as feasible (at least 65% of its total assets) in the following short- and intermediate-term taxable fixed income obligations: (i) corporate bonds and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (iii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (iv) short-term bank obligations: certificates of deposit, time deposits, and bankers' acceptances of U.S. commercial banks or savings and loans institutions with assets of at least $500 million as of the end of their most recent fiscal year; (v) U.S.
                  dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) U.S. dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO; (vii) mortgage-backed securities rated in the highest two rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories by an NRSRO; (ix) Receipts; (x) repurchase agreements involving such securities; (xi) swaps;
                  (xii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and (xiii) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality. The Fund will also invest in fixed income options and futures for hedging purposes only.
                     The Fund may also invest in dollar roll transactions,
                  variable and floating rate obligations, forward commitments, when-issued securities, and securities of foreign issuers.
                  In addition, the Fund may lend the securities in which it is invested under certain conditions.
                     The dollar-weighted average maturity of the Fund will be
                  less than six years. The Advisor may shorten the average maturity substantially, as a temporary defensive position, in anticipation of a change in the interest rate environment.
                     The Fund currently is not offering its shares to the
                  public.

TREASURY MONEY    The Treasury Money Market Fund seeks to preserve principal
MARKET FUND       value and maintain a high degree of liquidity while
                  providing current income by investing exclusively in U.S.
                  Treasury obligations.
                     The Treasury Money Market Fund invests in bills, notes,
                  and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System
                  (such component parts of obligations are commonly known as "STRIPS" and all of the foregoing obligations are referred to herein collectively as "U.S. Treasury Obligations").
                     The Fund's investments in STRIPS will be limited to
                  components with maturities of less than 397 days. Investing in these securities entails certain risks, including that interest components may be more volatile in value than comparable maturity Treasury bills, as further described in "Description of Permitted Investments and Risk Factors." The
                  Fund will invest primarily in U.S. Treasury Obligations other than STRIPS.

GOVERNMENT        The Government Money Market Fund seeks to provide as high a
MONEY MARKET      level of current income as is consistent with preservation
FUND              of capital and liquidity by investing in obligations of the
                  U.S. Government, its agencies or instrumentalities.
                     The Government Money Market Fund invests exclusively in
                  high quality money market instruments denominated in U.S.
                  dollars consisting of (i) U.S. Treasury Obligations; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (e.g., Government National
                  Mortgage Association ("GNMA"), Fannie Mae, Federal Home Loan
                  Mortgage Corporation ("FHLMC"), Federal Land Bank); and
                  (iii) repurchase agreements involving such obligations.

MONEY MARKET      The Money Market Fund seeks to provide as high a level of
FUND              current income as is consistent with the preservation of
                  capital and liquidity by investing exclusively in high quality money market instruments.
                     The Money Market Fund invests exclusively in the
                  following: (i) U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) commercial paper of U.S. and foreign issuers rated in the highest two short-term rating categories of an NRSRO at the time of investment or, if unrated, determined by the Advisor to be of comparable quality; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S.
                  commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment;
                  (v) short-term corporate obligations of U.S. and foreign issuers whose commercial paper the Fund may purchase; (vi) repurchase agreements involving such obligations; (vii) obligations of supranational entities; (viii) loan participations; (ix) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations; (x) standby commitments; and (xi) municipal securities. The Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks.

TAX-EXEMPT        The Tax-Exempt Money Market Fund seeks to preserve principal
MONEY MARKET      value and maintain a high degree of liquidity while
FUND              providing current income exempt from Federal income tax and not included as a preference item under the Federal alternative minimum tax.
                     The Tax-Exempt Money Market Fund invests at least 80% of
                  its total assets in eligible securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Federal income tax (collectively, "Municipal Securities"). In pursuing this policy, the Fund may purchase municipal bonds, municipal notes, tax-exempt commercial paper rated in the highest two short-term rating categories by an NRSRO in accordance with SEC regulations at the time of investment or, if unrated, determined by the Advisor to be of comparable quality, and shares of tax-exempt money market funds.
                     The Advisor has discretion to invest up to 20% of the
                  Fund's assets in the aggregate in taxable money market instruments (including repurchase agreements) and securities subject to the Federal alternative minimum tax.

GENERAL INVESTMENT POLICIES ____________________________________________________
THE EQUITY AND    Each Fund will invest in equity securities only if they are
BALANCED FUNDS    listed on national securities exchanges or actively traded in the over-the-counter market. Each Fund may invest in convertible securities whether or not they are listed on national securities exchanges.
                     Each Fund will invest not more than 10% of its total
                  assets in restricted securities. In addition, a Fund may invest up to 5% of its assets in restricted securities that the Advisor determines are liquid. Each Fund will not invest more than 15% of its net assets in illiquid securities.
                     A Fund may enter into futures contract transactions only
                  to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

THE FIXED         Each Fund may purchase mortgage-backed securities issued or
INCOME AND        guaranteed as to payment of principal and interest by the
BALANCED FUNDS    U.S. Government, its agencies or instrumentalities and
                  mortgage-backed securities issued by non-governmental issuers that are rated in the highest two rating categories of an NRSRO.
                     The Fixed Income Fund, Intermediate Government Fixed
                  Income Fund, Limited Volatility Fixed Income Fund and
                  Balanced Fund may enter into dollar roll transactions with selected banks and broker-dealers.
                     The quality standards of debt securities and other
                  obligations as described for the Funds must be satisfied at the time an investment is made. In the event that an investment held by a Fund is assigned a lower rating or ceases to be rated, the Advisor will promptly reassess whether such security presents suitable credit risks and whether the Fund should continue to hold the security or obligation in its portfolio. If a portfolio security or obligation no longer presents suitable credit risks or is in default, the Fund will dispose of the security or obligation as soon as reasonably practicable unless the Trustees of the Trust determine that to do so is not in the best interest of the Fund.
                     Each Fund will invest not more than 10% of its total
                  assets in restricted securities. In addition, a Fund may invest up to 5% of its assets in restricted securities that the Advisor determines are liquid. Each Fund will not invest more than 15% of its total assets in illiquid securities.
                     A Fund may enter into futures contract transactions only
                  to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

THE MONEY         Each Money Market Fund intends to comply with regulations of
MARKET FUNDS      the SEC applicable to funds using the amortized cost method for calculating net asset value found in Rule 2a-7 under the 1940 Act. These regulations impose certain quality, maturity and diversification restraints on investments by the Funds.
                  Under these regulations, the Funds will invest only in U.S.
                  dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. These constraints effectively preclude the Funds from investing in securities with interest rates as high as those of securities that may be acquired by Funds that are permitted to buy lower rated or longer term securities. For a further discussion of these rules, see the "Description of Permitted
                  Investments and Risk Factors--Restraints on Investments by
                  Money Market Funds".
                     Each Money Market Fund will not invest more than 10% of
                  its net assets in illiquid securities.

ALL FUNDS         All Funds may invest in variable and floating rate
                  obligations and may purchase securities on a when-issued basis. A Fund (except the Money Market Funds) may enter into futures contracts and options on futures for bona fide hedging purposes only.
                     In addition, each Fund (with the exception of the
                  Treasury Money Market Fund) reserves the right to engage in securities lending.
                     There will be no limit to the percentage of portfolio
                  securities that a Fund may purchase subject to a standby commitment, but the amount paid directly or indirectly for a standby commitment held by the Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund.
                     For temporary defensive purposes when the Advisor
                  determines that market conditions warrant, the Equity Funds, Fixed Income Funds and Balanced Fund may invest up to 100% of its assets in money market instruments. To the extent a Fund is investing for temporary defensive purposes, the Fund will not be pursuing its investment objective.

RATINGS NRSROs provide ratings for certain instruments in which the Funds may invest. For example, bonds rated in the fourth highest rating category have an adequate capacity to pay principal and interest but may have speculative characteristics as well.
                     For a description of ratings, see the Statement of
                  Additional Information.

CERTAIN RISK FACTORS ___________________________________________________________
                  The investment policies of each Fund entail certain risks
                  and considerations of which an investor should be aware.
Foreign           The International Equity, TransEurope, Latin America Equity,
Securities        Asian Tigers and International Fixed Income Funds will, and certain other Funds may, invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, withholding taxes and changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits.
                     Certain Latin American countries are among the largest
                  debtors to commercial banks and foreign governments. Trading in Sovereign Debt involves a high degree of risk, since the governmental entity that controls the repayment of Sovereign
                  Debt may not be willing or able to repay the principal and/or interest of such debt obligations when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. As a result, Latin American governments may default on their Sovereign Debt, which may require holders of such Sovereign Debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted Sovereign Debt may be collected in whole or in part.
                     Investments in securities of foreign issuers are
                  frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A
                  Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American markets. This may limit a Fund's ability to effectively hedge its investments in such markets.

INVESTMENT LIMITATIONS _________________________________________________________
                  No Equity, Fixed Income or Balanced Fund may:
                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund.
                     This restriction applies to 75% of the Fund's assets, and does not apply to the Latin America Equity or International Fixed Income Funds.
                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.
                  3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.
                  No Money Market Fund may:
                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. Each Money Market Fund, except the Tax-Exempt Money Market Fund, may invest up to 25% of its assets in securities of a single issuer for a period of up to three business days if such securities qualify as
                     "first tier securities" under applicable SEC Rules.
                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Fund to be invested in the
                     securities of one or more issuers conducting their principal business activities in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to (i) investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in repurchase agreements involving such securities; and (ii) obligations issued by domestic branches of U.S. banks or U.S.

 ................................................................................

 [LOGO OF SEI           INVESTMENT
  REMBRANDT             ADVISOR
  APPEARS HERE](R)

 A Fund's investment advisor manages the investment activities and is responsible for the performance of the Fund. The advisor conducts investment research, executes investment strategies based on an assessment of economic and market conditions, and determines which securities to buy, hold or sell.

 ................................................................................

                  branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) supranational entities will be considered to be a separate industry.
               3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment
                    objective and policies; (ii) enter into repurchase agreements, and (iii) engage in securities lending.
                    The foregoing percentages will apply at the time of the
                 purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR ____________________________________________________________________
                 The Trust and ABN AMRO Asset Management (USA) Inc., (the "Advisor"), (formerly LaSalle Street Capital Management, Ltd.), 208 South LaSalle Street, Chicago, Illinois 60604-1003 have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the Funds' investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust.
                    The Advisor is entitled to a fee, which is
                 calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Value, Growth, Small
                 Cap and International Fixed Income Funds; 1.00% of the average daily net assets of the International Equity, TransEurope, Latin America Equity and Asian Tigers Funds;
                 .70% of the average daily net assets of the Balanced Fund;
                 .60% of the average daily net assets of the Fixed Income, Intermediate Government Fixed Income, Tax-Exempt Fixed Income and Limited Volatility Fixed Income Funds; .35% of the average daily net assets of the Treasury Money Market, Money Market and Tax-Exempt Money Market Funds; and .20% of the average daily net assets of the Government Money Market Fund. The Advisor may voluntarily waive a portion of its fee in order to limit the total operating expenses of the Funds. The Advisor reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.

                     For the fiscal year ended December 31, 1996, the Advisor
                  received an advisory fee of .80% for the Value Fund, .80% for the Growth Fund, .80% for the Small Cap Fund, 1.00% for the International Equity Fund, 1.00% for the Asian Tigers Fund, .70% for the Balanced Fund, 50% for the Fixed Income Fund, .50% for the Intermediate Government Fixed Income Fund, .48% for the Tax-Exempt Fixed Income Fund, .80% for the International Fixed Income Fund, .20% for the Government Money Market Fund, .19% for the Tax-Exempt Money Market Fund, .20% for the Treasury Money Market Fund and .20% for the Money Market Fund. The TransEurope Fund and Limited Volatility Fixed Income Fund had not commenced operations at fiscal year end. The Latin America Equity Fund had not offered Investor Shares to the public at fiscal year end.
                     ABN AMRO Asset Management (USA) Inc. was organized in
                  March, 1991 under the laws of the State of Delaware. The Advisor manages assets for corporations, unions, governments, insurance companies and charitable organizations. As of December 31, 1996, total assets under management by the Advisor were approximately $3.4 billion.
                     The Advisor is a direct, wholly-owned subsidiary of ABN
                  AMRO Capital Markets Holding, Inc., which is an indirect, wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company.
                     Jac A. Cerney, Senior Vice President of the Advisor, has
                  served as portfolio manager for the Value and Balanced Funds since their inception. Mr. Cerney has been associated with the Advisor and its predecessor since April, 1990.
                     Keith Dibble, Senior Vice President of the Advisor, has
                  served as portfolio manager for the Growth Fund since its inception. Mr. Dibble has been associated with the Advisor and its predecessor since 1987.
                     Marc G. Borghans, Vice President of the Advisor, has
                  served as co-manager of the Small Cap Fund since March, 1997 and portfolio manager since July, 1997. Mr. Borghans has been associated with the Advisor or its affiliates since 1988.
                     Mark W. Karstrom, Senior Vice President of the Advisor,
                  has served as portfolio manager for the Intermediate Government Fixed Income Fund and the Limited Volatility Fixed Income Fund since September, 1996. Mr. Karstrom joined the Advisor in August 1996. He served as a Vice President, Portfolio Manager with Norwest Investment Management and
                  Trust and a predecessor firm from May, 1985 to July, 1996.
                     Charles H. Self, III, Senior Vice President of the
                  Advisor, has served as portfolio manager for the Fixed
                  Income Fund since October, 1995. He served as the portfolio manager for the Tax-Exempt Fixed Income Fund since September, 1996 to June, 1997, and co-manager of the Tax-Exempt Fixed Income Fund from April, 1997 to June, 1997. Mr. Self joined the Advisor in October, 1995. He served as a Vice President with CSI Asset Management from December, 1988 to July, 1995.
                     Phillip P. Mierzwa, Assistant Vice President of the
                  Advisor, has served as co-manager of the Tax-Exempt Fixed Income Fund since April, 1997. He has been associated with the Advisor or its affiliates since February, 1990.

                     Gregory D. Boal, Senior Vice President of the Advisor,
                  has served as portfolio manager of the fixed income portion of the Balanced Fund since April, 1997 and as co-manager of the Tax-Exempt Fixed Income Fund since July, 1997. Mr. Boal joined the Advisor in March, 1997. He served as Manager, Fixed Income Division of First Citizens Bank from November, 1989 to March, 1997.
THE SUB-ADVISOR ________________________________________________________________
                  ABN AMRO-NSM International Funds Management B.V. (the "Sub-Advisor"), Hoogoorddreef 66-68, P.O. Box 283, 1000 EA Amsterdam, The Netherlands, serves as the investment sub-advisor of the International Equity Fund, TransEurope Fund, Asian Tigers Fund, International Fixed Income Fund and Latin America Equity Fund pursuant to a Sub-Advisory Agreement with the Advisor. The Sub-Advisor is a holding company affiliate of the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Funds, selects investments and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of the Trustees of the Trust and the Advisor. The Sub-Advisor has approximately $828 million under management, and manages two non-U.S. investment companies.
                     Wypke Postma fund manager with the Sub-Advisor, has
                  served as portfolio manager for the International Equity
                  Fund since March, 1997. Mr. Postma has been associated with the Sub-Advisor and/or its affiliates since 1984.
                     Alex Ng has served as portfolio manager for the Asian
                  Tigers Fund since July, 1995. Mr. Ng has been associated with the Sub-Advisor and/or its parent since 1988. Mr. Ng also serves as the Far East Director of Asset Management for a Hong Kong-based affiliate of the Advisor.
                     Felix Lanters, portfolio manager for the TransEurope
                  Fund, has been associated with the Sub-Advisor and/or its parent since 1987.
                     Wouter Weijand has served as portfolio manager for the
                  International Fixed Income Fund since September, 1997. Mr. Weijand has worked in various investment management positions with ABN AMRO and/or its affiliates since 1984.
                     Jan-Wim Derks, an officer of the Sub-Advisor, has served
                  as portfolio manager for the Latin America Equity Fund since its inception. Mr. Derks has served as a Portfolio Manager with ABN AMRO and/or its affiliates since 1989.
                     For services provided and expenses incurred pursuant to
                  the Sub-Advisory Agreement, AANIFM is entitled to receive from the Advisor a fee, which is computed daily and paid quarterly, at the annual rate of .50% of the average daily net assets of each of the International Equity Fund, TransEurope Fund, Latin America Equity Fund and Asian Tigers Fund, and .40% of the average daily net assets of the International Fixed Income Fund. The Sub-Advisor received fees from the Advisor of .50% for the Asian Tigers Fund, .50% for the Latin America Equity Fund and International Equity Fund and .40% for the International Fixed Income Fund for the fiscal year ended December 31, 1996. As of fiscal year end, the TransEurope Fund had not commenced operations and the Latin America Equity Fund had not offered Investor Shares to the public.

THE ADMINISTRATOR ______________________________________________________________
                  SEI Fund Resources (the "Administrator"), Oaks,
                  Pennsylvania, 19456, a Delaware business trust, provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Corporation ("SEI"), is the owner of all beneficial interest in the Administrator.
                     The Administrator is entitled to a fee, which is
                  calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Funds.

THE TRANSFER
AGENT __________________________________________________________________________
                  DST Systems, Inc., 1004 Baltimore Avenue, Kansas City, Missouri 64105, serves as the transfer agent, and dividend disbursing agent for the Trust. Compensation for these services is paid under a transfer agency agreement with the Trust.

DISTRIBUTION
AND SHAREHOLDER
SERVICING ______________________________________________________________________
                  Rembrandt(R) Financial Services Company (the "Distributor"), Oaks, Pennsylvania 19456, a subsidiary of SEI Financial Services Company, and the Trust are parties to a distribution agreement (the "Distribution Agreement").
                     The Funds have adopted plans under which firms, including
                  the Distributor, may provide shareholder and administrative services to Investor Shares shareholders for compensation. Under each plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor.
                     The Trust has a distribution plan with respect to
                  Investor Shares (the "Distribution Plan"). As provided in the Distribution Plan, the Trust pays a fee of .25% of the average daily net assets of Investor Shares to the Distributor as compensation for its services. From this amount, the Distributor may make payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Distribution Plan is characterized as a compensation plan since the distribution fee is paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

                     In addition, the Trust has a shareholder servicing plan
                  with respect to Investor Shares (the "Shareholder Servicing Plan"). As provided in the Shareholder Servicing Plan, the Trust pays a fee of .25% of the average daily net assets of the Investor Shares to the Distributor in exchange for the Distributor (or its agent's) efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided or investment, and assisting clients in purchase, redemption and exchange transactions and changing their dividend options, account designations and addresses.
                     It is possible that an institution may offer different
                  classes of shares to its customers and differing services to the classes, and thus receive compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.
                     The Funds may execute brokerage or other agency
                  transactions through an affiliate of the Advisor or through the Distributor for which the affiliate or the Distributor receives compensation.
                     The Trust also offers Common Shares, which are sold
                  without a 12b-1 fee or shareholder servicing fee, primarily to individuals and institutional investors directly and through wrap programs, retirement plans, discount brokerage programs, and various brokerage firms. For more information about Common Shares, you may call 1-800-433-4725.

PERFORMANCE ____________________________________________________________________
THE EQUITY,       From time to time, the Funds may advertise yield and total
BALANCED AND      return. These figures will be based on historical earnings
FIXED INCOME      and are not intended to indicate future performance. The
FUNDS             yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period.
                  The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year, and is shown as a percentage of the investment.
                     The total return of a Fund refers to the average
                  compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.
                  The total return of a Fund may also be quoted as a dollar amount, on an aggregate basis, or an actual basis.

THE MONEY         From time to time a Fund may advertise its current yield and
MARKET FUNDS      effective compound yield. Both yield figures are based on
                  historical earnings and are not intended to indicate future performance. The current yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective compound yield is calculated similarly, but when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective compound yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Tax-Exempt Money
                  Market Fund may also advertise a tax-equivalent yield, which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Tax-Exempt Money Market
                  Fund's yield, assuming certain tax brackets for a shareholder.

ALL FUNDS         A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services
                  (such as Lipper Analytical Securities Corp.) or by financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. A Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A
                  Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                     A Fund may quote various measures of volatility and
                  benchmark correlation in advertising, and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate the validity of a comparative benchmark. Measures of volatility and correlation are calculated using averages of historical data and cannot be precisely calculated.
                     Additional performance information is set forth in the
                  1996 Annual Report to Shareholders, and is available upon request and without charge by calling 1-800-443-4725.
                     The portfolio turnover rates for the Small Cap, Balanced,
                  Fixed Income, and Intermediate Government Fixed Income Funds for the fiscal year ended December 31, 1996 were 158%, 104%, 194%, and 179%, respectively. A high turnover rate will result in higher transaction costs and may result in additional tax consequences for shareholders.
                     The performance of Common Shares will normally be higher
                  than that of Investor Shares because of the additional distribution and administrative services expenses charged to Investor Shares.

 ................................................................................

 [LOGO OF SEI        TAXES
  REMBRANDT
  APPEARS HERE](R)

 You must pay taxes on your Fund's earnings, whether you take your payments in cash or additional shares.

 ................................................................................

 [LOGO OF SEI        DISTRIBUTIONS
  REMBRANDT
  APPEARS HERE](R)

 The Fund dis-tributes income dividends and capital gains. Income dividends represent the earnings from the Fund's in-vestments; capi-tal gains dis-tributions occur when investments in the Fund are sold for more than the origi-nal purchase price.

 ................................................................................

TAXES __________________________________________________________________________
                 The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be
                 changed by legislative, judicial, or administrative action.
                 No attempt has been made to present a detailed explanation of the Federal, state, or local income tax treatment of a Fund or its shareholders. In addition, state and local tax
                 consequences on an investment in a Fund may differ from the
                 Federal income tax consequences described below. Accordingly, you are urged to consult your tax advisor regarding specific questions as to federal, state, and local income taxes.
                 Additional information concerning taxes is set forth in the
                 Statement of Additional Information.
Tax Status of    Each Fund is treated as a separate entity for Federal
the Funds        income tax purposes and is not combined with the Trust's other
                 Funds. Each Fund intends to qualify for the special tax
                 treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code. As long as each Fund qualifies for this special tax treatment, it will be relieved of Federal income tax on that part of its net
                 investment income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) which is distributed to shareholders.
Tax Status of    Each Fund will distribute all of its net investment income
Distributions    (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to you as ordinary income whether received in cash or in additional shares. Any net capital gains will be distributed annually as capital gains distributions and will be treated as gain from the sale or exchange of a capital asset held for more than one year, regardless of how long the you have held shares and regardless of whether the distributions are received in cash or in additional shares. Each Fund will notify you annually of the Federal income tax character of all distributions.
                    Certain securities purchased by a Fund (such as STRIPS,
                 TRs, TIGRs and CATS, defined in "Description of Permitted
                 Investments and Risk Factors"), are sold at original issue discount, and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such income, which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.
                     Income received on U.S. obligations is exempt from tax at
                  the state level when received directly by a Fund and may be exempt, depending on the state, when received by you as income dividends from the Fund, provided certain state-specific conditions are satisfied. Each Fund will inform you annually of the percentage of income and distributions derived from U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.
                     Dividends declared by a Fund in October, November or
                  December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, if paid by the Fund at any time during the following January.
                     Each Fund intends to make sufficient distributions prior
                  to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.
                     Investment income received by a Fund from sources within
                  foreign countries may be subject to foreign income taxes withheld at the source. The International Equity Fund, TransEurope Fund, Latin America Equity Fund, Asian Tigers
                  Fund and International Fixed Income Fund expect to be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes withheld.
                     As a general rule, income dividends (not capital gain
                  distributions) paid by a Fund, to the extent the dividend is derived from dividends received from domestic corporations, may qualify for the dividends received deduction for corporate shareholders. Distributions of net capital gains from any Fund do not qualify for the dividends received deduction.
                     Dividends paid by the Fixed Income Funds will not qualify
                  for the dividends received deduction for corporate shareholders.
                     Each of the Tax-Exempt Fixed Income Fund and Tax-Exempt
                  Money Market Fund intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of such Funds' net tax-exempt interest income will be exempt interest dividends, which are exempt from federal income tax in the hands of the shareholders of the Fund, but may have alternative minimum tax consequences. See the Statement of Additional
                  Information.
                     Current federal income tax laws limit the types and
                  volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt interest dividends." Accordingly, municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or certain industrial development bonds. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds. Current federal tax law also makes interest on certain tax-exempt bonds a tax preference item for purposes of the individual and corporate alternative minimum tax.
                     Interest on indebtedness incurred by shareholders to
                  purchase or carry shares of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund is generally not deductible for federal income tax purposes.
                     Each sale, exchange, or redemption of Fund shares is a
                  taxable event to you.

ADDITIONAL
INFORMATION ABOUT
DOING BUSINESS
WITH US ________________________________________________________________________
Business Days     You may buy, redeem or exchange shares on days on which the
                  New York Stock Exchange is open for business (a "Business
                  Day"). However, shares of a Money Market Fund cannot be
                  purchased by Federal Reserve wire on federal holidays
                  restricting wire transfers.
                     A purchase order for Investor Shares of the Equity,
                  Balanced and Fixed Income Funds will be effective as of the
                  Business Day received by the Transfer Agent if the Transfer
                  Agent receives the order and payment before 4:00 p.m.,
                  Eastern time. However, an order may be canceled if the
                  Custodian does not receive Federal funds before 4:00 p.m.,
                  Eastern time on the next Business Day, and you could be
                  liable for any fees or expenses incurred by the Trust. The purchase price of Investor Shares of a Fund is the net asset value next determined after a purchase order is effective.
                     A purchase order for Investor Shares of the Money Market
                  Funds will be effective as of the day received by the
                  Transfer Agent and eligible to receive dividends declared
                  the same day if the Transfer Agent receives the order and
                  the Custodian receives Federal funds payment before 1:00
                  p.m., Eastern time on such day. Otherwise, the purchase
                  order will be effective the next Business Day.
                     Your Intermediary may have earlier cutoff times for share
                  transactions. Please contact your Intermediary for more
                  information about its order requirements.
Minimum           The minimum initial investment in the Investor Shares is
Investment        $2,000; however, the minimum investment may be waived at the
                  Distributor's discretion. All subsequent purchases must be at least $100. The Funds are intended to be long-term
                  investment vehicles and are not designed to provide
                  investors with a means of speculating on short-term
                  movements. Consequently, the Trust reserves the right to
                  reject a purchase order for Investor Shares
                  when the Trust or the Transfer Agent determines that it is not in the best interest of the Trust or its shareholders to accept such order.
Maintaining a     Due to the relatively high cost of handling small
Minimum Account   investments, each Fund reserves the right to redeem, at net
Balance           asset value, your shares if, because of redemptions of
                  shares by or on your behalf, your account in any Fund has a value of less than $1,000. Accordingly, if you purchase
                  shares of any Fund in only the minimum investment amount you may be subject to such involuntary redemption if you
                  thereafter redeems any of these shares. Before any Fund
                  exercises its right to redeem such shares and to send the
                  proceeds to you, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount that will increase the value of
                  the account to at least $1,000. See "Purchase and Redemption of Shares" in the Statement of Additional Information for
                  examples of when the right of redemption may be suspended.
                     Your Intermediary may impose its own initial and
                  subsequent investment requirements. You should contact your
                  Intermediary for information about any such requirements.
                     Your Intermediary also may have requirements for
                  maintaining a minimum account balance. You should contact
                  your Intermediary for information about any such
                  requirements.
Net Asset Value   The purchase price of a share of the Funds is the net asset value per share next computed after the order is received
                  and accepted by the Trust. The selling price of a share of the Funds is the net asset value per share next determined after receipt of the request for redemption in good order.
                  The net asset value per share of the Money Market Funds is calculated as of 1:00 p.m., Eastern time, each Business Day.
                  The net asset value of the Equity, Balanced and Fixed Income
                  Funds is determined as of the regular close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern
                  time) each Business Day.
How the Net       The net asset value per share of a Fund is determined by
Asset Value is    dividing the total market value of the Fund's investments
Determined        and other assets, less any liabilities, by the total number of outstanding shares of the Fund. The Equity, Balanced and Fixed Income Funds value their portfolio securities at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. The investments of the Money
                  Market Funds will be valued using the amortized cost method described in the Statement of Additional Information. The
                  Funds may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, call features, ratings, and developments related to a specific security.

GENERAL INFORMATION ____________________________________________________________
The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated September 17, 1992, and amended September 28, 1992 and October 20, 1992. The
                  Declaration of Trust permits the Trust to offer shares of
                  separate funds and different classes of each fund. The Trust consists of the following funds: Money Market Fund,
                  Government Money Market Fund, Treasury Money Market Fund,
                  Tax-Exempt Money Market Fund, Fixed Income Fund,
                  Intermediate Government Fixed Income Fund, Tax-Exempt Fixed
                  Income Fund, International Fixed Income Fund, Limited
                  Volatility Fixed Income Fund, Latin America Equity Fund,
                  Value Fund, Growth Fund, Small Cap Fund, International
                  Equity Fund, TransEurope Fund, Asian Tigers Fund and
                  Balanced Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to
                  that fund, and would be subject to liabilities related
                  thereto. The Trust reserves the right to create and issue
                  shares of additional funds. As of December 31, 1996, the
                  Limited Volatility Fixed Income Fund and TransEurope Fund
                  had not commenced operations. The Latin America Equity Fund is not available for purchase in Investor Shares.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of
                  preparing prospectuses, proxy solicitation material and
                  reports to shareholders, costs of custodial services and
                  registering the shares under Federal and state securities
                  laws, pricing, insurance expenses, litigation and other
                  extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.
Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws governing business trusts in the
                  Commonwealth of Massachusetts. The Trustees have approved
                  contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.
Voting Rights     Each share held entitles the shareholder of record to one
                  vote. Shareholders of each Fund or class will vote
                  separately on matters relating solely to that Fund or class.
                  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings but such meetings will be held from time to time to seek approval for certain
                  changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a
                  Trustee may be removed by the remaining Trustees or by
                  shareholders at a special meeting called upon written
                  request of shareholders owning at least 10% of the
                  outstanding shares of the Trust. In the event that such a
                  meeting is requested, the Trust will provide appropriate
                  assistance and information to the shareholders requesting
                  the meeting.
Reporting         The Trust issues unaudited financial information semi-
                  annually and audited financial statements annually. The
                  Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

Shareholder       Shareholder inquiries should be directed to the
Inquiries         Administrator, Oaks, Pennsylvania, 19456, at 1-800-443-4725.
Dividends         Substantially all of the net investment income (not
                  including capital gains) of the Value, Growth, Small Cap,
                  Balanced, Fixed Income, Intermediate Government Fixed
                  Income, Tax-Exempt Fixed Income and Limited Volatility Fixed
                  Income Funds is distributed in the form of monthly
                  dividends, and that of the International Equity, Latin
                  America Equity, TransEurope, Asian Tigers and International
                  Fixed Income Funds is distributed in the form of dividends at least annually. Shareholders who own shares at the close of business on the record date will be entitled to receive the dividend. Currently, capital gains of the Funds, if any, will be distributed at least annually.
                     The net investment income (exclusive of capital gains) of
                  each of the Money Market Funds is distributed in the form of dividends, which are declared daily and distributed monthly to shareholders. Currently, capital gains of the Funds, if any, will be distributed at least annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing
                  written notice to the Transfer Agent at least 15 days prior to the distribution.
                     Dividends and distributions of the Funds are paid on a
                  per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a
                  taxable dividend or distribution.
                     The Trust believes that as of April 1, 1997, banking
                  affiliates of ABN AMRO Capital Markets Holding, Inc. owned of record or beneficially, substantially all of the Common
                  Shares of the Value, Growth, Small Cap, International
                  Equity, Asian Tigers, Balanced, Fixed Income, Intermediate
                  Government Fixed Income, Tax-Exempt Fixed Income,
                  International Fixed Income, Treasury Money Market,
                  Government Money Market, Money Market and Tax-Exempt Money
                  Market Funds. As a consequence, these banking affiliates may be deemed to "control" these Funds within the meaning of the
                  1940 Act.
Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Auditors          Ernst & Young LLP serves as the independent auditors of the
                  Trust.
Custodians        CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
                  7618, Philadelphia, Pennsylvania 19101, acts as Custodian of the Trust. Morgan Stanley Trust Company, serves as foreign
                  Sub-Custodian of the Trust. The Custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS ___________________________________________________________________
                  The following is a description of certain of the permitted investments and risk factors for the Funds:
American          ADRs are securities, typically issued by a U.S. financial
Depositary        institution (a "depositary"), that evidence ownership
Receipts          interests in a security or a pool of securities issued by a
("ADRs")          foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored"
                  facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a
                  depositary, whereas an unsponsored facility may be
                  established by a depositary without participation by the
                  issuer of the underlying security. Holders of unsponsored
                  depositary receipts generally bear all the costs of the
                  unsponsored facility. The depositary of an unsponsored
                  facility frequently is under no obligation to distribute
                  shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited
                  securities.
Asset-Backed      Asset-backed securities consist of securities secured by
Securities        company receivables, truck and auto loans, leases and credit
(Non-mortgage)    card receivables. Such securities are generally issued as
                  pass-through certificates, which represent undivided
                  fractional ownership interests in the underlying pools of
                  assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are
                  generally issued as the debt of a special purpose entity,
                  such as a trust, organized solely for purpose of owning such assets and issuing such debt. A Fund may invest in other
                  asset-backed securities that may be created in the future if the Advisor determines they are suitable.
Bankers'          Bankers' acceptances are bills of exchange or time drafts
Acceptances       drawn on and accepted by a commercial bank. Bankers'
                  acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.
Bank Investment   BICs are contracts issued by U.S. banks and savings and loan
Contracts ("BICs")institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of
                  the bank or savings and loan institution. The bank or
                  savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed,
                  variable or floating rate. Generally, BICs are not
                  assignable or transferable without the permission of the
                  issuing bank or savings and loan institution. For this
                  reason, BICs are considered to be illiquid investments.
Certificates of   Certificates of deposit are interest bearing instruments
Deposit           with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial        Commercial paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from a few to 270 days.
Convertible       Convertible securities are corporate securities that are
Securities        exchangeable for a set number of shares of another security at a prestated price. Convertible securities have
                  characteristics similar to both fixed income and equity
                  securities. Because of the conversion feature, the market
                  value of convertible securities tends to move together with the market value of the underlying stock. The value of
                  convertible securities is also affected by prevailing
                  interest rates, the credit quality of the issuer, and any
                  call provisions.
Dollar Rolls      Dollar roll transactions consist of the sale of mortgage-
                  backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily
                  identical, securities at a future date. Any difference
                  between the sale price and the purchase price is netted
                  against the interest income foregone on the securities to
                  arrive at an implied borrowing (reverse repurchase) rate.
                  Alternatively, the sale and purchase transactions which
                  constitute the dollar roll can be executed at the same
                  price, with a Fund being paid a fee as consideration for
                  entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a
                  security.
                     If the broker-dealer to whom a Fund sells the security
                  becomes insolvent, the Fund's right to purchase or
                  repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the
                  dollar roll, such that the security that the Fund is
                  required to repurchase may be worth less than the security that the Fund originally held.
Equity            Equity securities are common stocks and common stock
Securities        equivalents consisting of securities convertible into common stocks and securities having common stock characteristics
                  (i.e., rights and warrants to purchase common stocks,
                  sponsored and unsponsored ADRs and equity securities of
                  closed-end investment companies. Investments in common
                  stocks are subject to market risks which may cause their
                  prices to fluctuate over time. Changes in the value of
                  portfolio securities will not necessarily affect cash income derived from these securities but will not affect a Fund's net asset value.
Fixed Income      The market value of fixed income investments will change in
Securities        response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such
                  securities generally decline. Moreover, while securities
                  with longer maturities tend to produce higher yields, the
                  prices of securities with longer maturities are also subject to greater market fluctuations as a result of changes in
                  interest rates. Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make
                  payments of interest and principal also affect the value of these investments.
Forward Foreign   A forward contract involves an obligation to purchase or
Currency          sell a specific currency amount at a future date, agreed
Contracts         upon by the parties, at a price set at the time of the
                  contract.
                     At the maturity of a forward contract, a Fund may either
                  sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its
                  contractual obligation to deliver the foreign currency by
                  purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity
                  date, the same amount of the foreign currency. A Fund may
                  realize a gain or loss from currency transactions.
Futures           Futures contracts provide for the future sale by one party
Contracts and     and purchase by another party of a specified amount of a
Options on        specific security at a specified future time and at a
Futures           specified price. An option on a futures contract gives the
Contracts         purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures
                  contracts and related options for bona fide hedging
                  purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize
                  fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the
                  risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only
                  sell covered futures contracts and options on futures
                  contracts.
                     Stock and bond index futures are futures contracts for
                  various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take)
                  an amount of cash equal to a specific dollar amount times
                  the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.
                     Eurodollar futures are U.S. dollar-denominated futures
                  contracts or options thereon which are linked to the London
                  Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time.
                  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to
                  obtain a fixed rate for borrowings.
                     No price is paid upon entering into futures contracts.
                  Instead, a Fund is required to deposit an amount of cash or
                  U.S. Treasury securities known as "initial margin."
                  Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the
                  futures position varies (a process known as "marking to
                  market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.
                     In order to avoid leveraging and related risks, when a
                  Fund purchases futures contracts, it will collateralize its position by depositing an amount of liquid securities, cash or cash equivalents, equal to the market value of the
                  futures positions held, less margin deposits, in a
                  segregated account with the Trust's custodian. Collateral
                  equal to the current market value of the futures position
                  will be marked to market on a daily basis.
                     There are risks associated with these activities,
                  including the following: (1) the success of a hedging
                  strategy may depend on an ability to predict movements in
                  the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there
                  may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a
                  liquid secondary market for a futures contract or option;
                  (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict
                  trading in futures contracts and futures options.
Guaranteed        GICs are contracts issued by U.S. insurance companies.
Investment        Pursuant to such contracts, the Fund makes cash
Contracts         contributions to a deposit fund of the insurance company's
("GICs")          general account. The insurance company then credits to the
                  Fund on a monthly basis guaranteed interest at either a
                  fixed, variable or floating rate. Generally, GICs are not
                  assignable or transferable without the permission of the
                  issuing insurance companies. For this reason, GICs are
                  considered by a Fund to be illiquid investments.
Illiquid          Illiquid securities are securities that cannot be disposed
Securities        of within 7 business days at approximately the price at
                  which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding 7 days, if there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length.
Loan              Loan participations are interests in loans to U.S.
Participations    corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the
                  lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent a Fund derives its rights from the intermediary bank.
                  Because the intermediary bank does not guarantee a loan
                  participation in any way, a loan participation is subject to the credit risks generally associated with the underlying
                  corporate borrower. In the event of the bankruptcy or
                  insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the
                  intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks
                  that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower.
                  Under the terms of a loan participation, a Fund may be
                  regarded as a creditor of the intermediary bank, (rather
                  than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent. The secondary market, if any, for
                  these loan participations is limited.
Mortgage-Backed   Mortgage-backed securities are instruments that entitle the
Securities        holder to a share of all interest and principal payments
                  from mortgages underlying the security. The mortgages
                  backing these securities include conventional thirty-year
                  fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate.
                  Prepayment of mortgages which underlie securities purchased at a
                  premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment
                  characteristics, it is often not possible to predict
                  accurately the average life or realized yield of a
                  particular issue.
                     Government Pass-Through Securities: These are securities
                  that are issued or guaranteed by a U.S. Government agency
                  representing an interest in a pool of mortgage loans. The
                  primary issuers or guarantors of these mortgage-backed
                  securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to
                  certificate holders. GNMA and Fannie Mae also guarantee
                  timely distributions of scheduled principal. Fannie Mae and
                  FHLMC obligations are not backed by the full faith and
                  credit of the U.S. Government as GNMA certificates are, but
                  Fannie Mae and FHLMC securities are supported by the
                  instrumentalities' right to borrow from the U.S. Treasury.
                     Private Pass-Through Securities: These are mortgage-
                  backed securities issued by a non-governmental entity, such as a trust or corporation. These securities include
                  collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are
                  generally structured with one or more types of credit
                  enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a
                  governmental agency or instrumentality.
                     In a CMO, series of bonds or certificates are usually
                  issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the
                  several classes of a series of a CMO in a variety of ways.
                  Principal payments on the underlying mortgage assets may
                  cause CMOs to be retired substantially earlier then their
                  stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.
                     A REMIC is a CMO that qualifies for special tax treatment
                  under the Internal Revenue Code and invests in certain
                  mortgages principally secured by interests in real property.
                  Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests.
                  Guaranteed REMIC pass-through certificates ("REMIC
                  Certificates") issued by Fannie Mae or FHLMC represent
                  beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae. FHLMC or GNMA-
                  guaranteed mortgage pass-through certificates. For FHLMC
                  REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as
                  payments are required to be made on the underlying mortgage participation certificates.
                     Stripped Mortgage-Backed Securities ("SMBs"):  SMBs are
                  usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive
                  all of the interest payments and is thus termed an interest-
                  only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates
                  rise and decrease as rates fall; the opposite is true
                  of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of
                  principal on the underlying mortgage securities.
Municipal         Municipal securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding
                  outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and
                  facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public
                  authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated
                  facilities. General obligation bonds are backed by the
                  taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and
                  interest on private activity and industrial development
                  bonds generally is dependent solely on the ability of the
                  facility's user to meet its financial obligations and the
                  pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal securities include both municipal notes and
                  municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness,
                  demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special
                  obligation bonds, private activity and industrial
                  development bonds.
Obligations of    Supranational entities are entities established through the
Supranational     joint participation of several governments, and include the
Entities          Asian Development Bank, Inter-American Development Bank,
                  International Bank for Reconstruction and Development (World
                  Bank), African Development Bank, European Economic
                  Community, European Investment Bank and Nordic Investment
                  Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
Options           A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
                     A Fund may purchase put and call options to protect
                  against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

                     A Fund may write covered put and call options as a means
                  of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
                     A Fund may purchase and write options on an exchange or
                  over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.
                     A Fund may purchase and write put and call options on
                  foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, cash equivalents or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.
                     A Fund may purchase and write put and call options on
                  indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or cash equivalents with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

                     Risk Factors. Risks associated with options transactions
                  include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in
                  interest rates; (2) there may be an imperfect correlation
                  between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary
                  market for options; and (4) while a Fund will receive a
                  premium when it writes covered call options, it may not
                  participate fully in a rise in the market value of the
                  underlying security. A Fund may choose to terminate an
                  option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such
                  transactions.
Receipts          Receipts are interests in separately traded interest and
                  principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and
                  principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing
                  ownership and maintains the register. Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their
                  maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes.
                  Because of these features, receipts may be subject to
                  greater price volatility than interest paying U.S. Treasury obligations.
Repurchase        Repurchase agreements are agreements by which a Fund obtains
Agreements        a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund or its agent will have actual or constructive possession of the securities held as collateral for the repurchase
                  agreement. Collateral must be maintained at a value at least equal to 100% of the purchase price. A Fund bears a risk of loss in the event the other party defaults on its
                  obligations and the Fund is delayed or prevented from
                  exercising its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements
                  only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.
Restraints on     Investments by each Money Market Fund are subject to
Investments by    limitations imposed under regulations adopted by the SEC.
Money Market      Under these regulations, money market funds may acquire only
Funds             obligations that present minimal credit risks and that are
                  "eligible securities," which means they are (i) rated, at
                  the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii)
                  rated
                  according to the foregoing criteria in the second highest
                  short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has
                  outstanding obligations of comparable priority and security that have a short-term rating. The Advisor will determine
                  that an obligation presents minimal credit risks or that
                  unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, in the case of taxable money market funds, investments in
                  second tier securities are subject to the further
                  constraints that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii)
                  any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1
                  million. A taxable money market fund may hold up to 25% its assets in first tier securities of a single issuer for three
                  Business Days.
Restricted        Restricted securities are securities that may not be sold
Securities        freely to the public absent registration under the
                  Securities Act of 1933 or an exemption from registration.
Rights            Rights are instruments giving shareholders the right to
                  purchase shares of newly issued common stock below the
                  public offering price before they are offered to the public.
Securities        In order to generate additional income, a Fund may lend the
Lending           securities in which it is invested pursuant to agreements
                  requiring that the loan be continuously secured by
                  collateral consisting of cash, securities of the U.S.
                  Government or its agencies equal at all times to 100% of the market value plus accrued interest of the loaned securities.
                  Collateral is marked to market daily. A Fund continues to
                  receive interest on the loaned securities while
                  simultaneously earning interest on the investment of cash
                  collateral in U.S. Government securities. There may be risks of delay in recovery of the securities or even loss of
                  rights in the collateral should the borrower of the
                  securities fail financially.
Standby           Securities subject to standby commitments or puts permit the
Commitments       holder thereof to sell the securities at a fixed price prior
and Puts          to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an
                  integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby
                  commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a
                  premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security.
Swaps, Caps,      Interest rate swaps, mortgage swaps, currency swaps and
Floors and        other types of swap agreements such as caps, floors and
Collars           collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

                     In a typical cap or floor agreement, one party agrees to
                  make payments only under specified circumstances, usually in return for payment of a fee by the other party.
                     Swap agreements will tend to shift a Fund's investment
                  exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or
                  decrease the overall volatility of a Fund's investment and their share price and yield.
Time Deposits     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits with a withdrawal penalty are considered to be illiquid.
U.S. Government   Obligations issued or guaranteed by agencies of the U.S.
Agency            Government, including, among others, the Federal Farm Credit
Obligations       Bank, the Federal Housing Administration and the Small
                  Business Administration, and obligations issued or
                  guaranteed by instrumentalities of the U.S. Government,
                  including, among others, the Federal Home Loan Mortgage
                  Corporation, the Federal Land Banks and the U.S. Postal
                  Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government
                  National Mortgage Association securities), others are
                  supported by the right of the issuer to borrow from the
                  Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the
                  instrumentality (e.g., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S.
                  Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to
                  maturity there might not be a market and thus no means of
                  realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not
                  extend to the value or yield of these securities nor to the value of the Fund's shares.
U.S. Treasury     U.S. Treasury obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury.
Variable and      Certain obligations may carry variable or floating rates of
Floating Rate     interest, and may involve conditional or unconditional
Instruments       demand features. Such instruments bear interest at rates
                  which are not fixed, but which vary with changes in
                  specified market rates or indices. The interest rates on
                  these securities may be reset daily, weekly, quarterly or
                  some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current
                  interest rate on such obligations may not accurately reflect existing market interest rates.
Warrants          Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.
When-Issued and   When-issued or delayed delivery basis transactions involve
Delayed           the purchase of an instrument with payment and delivery
Delivery          taking place in the future. Delivery of and payment for
Securities        these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with cash or cash equivalents in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate. When investing in when-issued securities, a Fund will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for the purpose of leveraging.

REMBRANDT FUNDS (R)
COMMON SHARES A NO-LOAD CLASS
APRIL 30, 1997 (AS REVISED OCTOBER 10, 1997)
--------------------------------------------------------------------------------

Equity Funds                     Fixed Income Funds
 . VALUE FUND                     . FIXED INCOME FUND
 . GROWTH FUND                    . INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 . SMALL CAP FUND                 . TAX-EXEMPT FIXED INCOME FUND
 . INTERNATIONAL EQUITY FUND      . INTERNATIONAL FIXED INCOME FUND
 . TRANSEUROPE FUND               . LIMITED VOLATILITY FIXED INCOME FUND
 . ASIAN TIGERS FUND              Money Market Funds
 . LATIN AMERICA EQUITY FUND      . TREASURY MONEY MARKET FUND
                                 . GOVERNMENT MONEY MARKET FUND
Balanced Fund                    . MONEY MARKET FUND
 . BALANCED FUND                  . TAX-EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------

Please read this Prospectus carefully before investing, and keep it on file for future reference. It concisely sets forth information that can help you decide if a Fund's investment goals match your own.

A Statement of Additional Information dated April 30, 1997 (and revised October 10, 1997) has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling 1-800-443-4725. The Statement of Additional Information is incorporated into this Prospectus by reference.

Common Shares of the Rembrandt Funds(R) (the "Trust") are offered to individuals and institutional investors directly and through wrap programs, retirement plans, discount brokerage programs, and various brokerage firms.

AN INVESTMENT IN ANY OF THE TRUST'S MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

 ................................................................................

                               TABLE OF CONTENTS

  Fund Highlights.........................................................  2
  Portfolio Expenses......................................................  5
  Financial Highlights....................................................  7
  Your Account and Doing Business with Us................................. 11
  Investment Objectives and Policies...................................... 15
  General Investment Policies............................................. 25
  Certain Risk Factors.................................................... 27
  Investment Limitations.................................................. 28
  The Advisor............................................................. 29
  The Sub-Advisor......................................................... 31
  The Administrator....................................................... 32
  The Transfer Agent...................................................... 32
  The Distributor......................................................... 32
  Performance............................................................. 33
  Taxes................................................................... 34
  Additional Information About Doing Business with Us..................... 37
  General Information..................................................... 38
  Description of Permitted
   Investments and Risk Factors........................................... 41
 ................................................................................

HOW TO READ THIS PROSPECTUS ____________________________________________________

This Prospectus gives you information that you should know about the Funds before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points. To find these helpful guides, look for this symbol.
                                         [LOGO(R) OF SEI REMBRANDT APPEARS HERE]

FUND HIGHLIGHTS ________________________________________________________________

The following summary provides basic information about the Common Shares of the following Funds: Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund (collectively, the "Equity Funds"), Balanced Fund ("Balanced Fund"), Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund (collectively, the "Fixed Income Funds"), Treasury Money Market Fund, Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund (collectively, the "Money Market Funds," and together with the Equity Funds, the Balanced Fund and the Fixed Income Funds, the "Funds"). The TransEurope and Limited Volatility Funds currently are not offering their shares to the public. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT OBJECTIVES   Below are the investment objectives and some basic
AND POLICIES            investment policies of each Fund. For more information,
                        see "Investment Objectives and Policies," "General
                        Investment Policies" and "Description of Permitted
                        Investments and Risk Factors."

EQUITY AND              The Growth Fund and Small Cap Fund both seek a high
BALANCED FUNDS          level of total return primarily through capital
                        appreciation.
                           The Value Fund, International Equity Fund and
                        TransEurope Fund all seek a high level of total return through capital appreciation and current income.
                           The Asian Tigers Fund seeks to achieve capital
                        appreciation through investments within the economies of the Far East, with the exception of Japan.
                           The Latin America Equity Fund seeks long-term capital
                        appreciation.
                           The Balanced Fund seeks to obtain a favorable total
                        rate of return through current income and capital appreciation consistent with the preservation of capital, derived from investing in a portfolio comprised of fixed income and equity securities.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUNDS             relative to funds with like investment objectives from
                  income and, to a lesser degree, capital appreciation derived from investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.
                     The Intermediate Government Fixed Income Fund seeks a
                  high level of total return relative to funds with like investment objectives, consistent with preservation of capital, from income and, to a lesser degree, capital appreciation, derived from investing in a portfolio consisting of primarily short- and intermediate-term U.S.
                  Government securities.
                     The Tax-Exempt Fixed Income Fund seeks a high level of
                  total return, relative to funds with like investment objectives, consistent with preservation of capital, from income derived from investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The International Fixed Income Fund (formerly the Global
                  Fixed Income Fund) seeks a high level of total return, relative to funds with like objectives, measured in U.S.
                  dollar terms, from income and capital appreciation derived from investing in a portfolio consisting of quality fixed income securities denominated in foreign currencies.
                     The Limited Volatility Fixed Income Fund seeks a high
                  level of current income, consistent with relative stability of principal, derived from investing in a portfolio consisting primarily of short- and intermediate-term fixed income securities. The Limited Volatility Fund currently is not offering its shares to the public.

MONEY MARKET      The Treasury Money Market Fund seeks to preserve principal
FUNDS             value and maintain a high degree of liquidity while
                  providing current income.
                     The Government Money Market Fund and the Money Market
                  Fund seek to provide as high a level of current income as is consistent with preservation of capital and liquidity.
                     The Tax-Exempt Money Market Fund seeks to preserve
                  principal value and maintain a high degree of liquidity
                  while providing current income exempt from Federal income taxes.

UNDERSTANDING     Each Fund invests in different securities. Values of equity
RISK              securities may be affected by the financial markets as well as by developments impacting specific issuers. Values of fixed income securities tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The International Equity, TransEurope,
                  Asian Tigers, International Fixed Income, and Latin America
                  Equity Funds will, and certain other Funds may invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulation of securities markets, withholding taxes and changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits.
                  Investments in certain Latin American countries also may involve additional risks of political instability, high inflation rates, and limited trading markets. See "General
                  Investment Policies," "Risk Factors" and "Description of
                  Permitted Investments and Risk Factors" in this prospectus, and the Statement of Additional Information.

MANAGEMENT        ABN AMRO Asset Management (USA) Inc. (the "Advisor")
PROFILE           (formerly LaSalle Street Capital Management, Ltd.) serves as the Advisor to the Funds. ABN AMRO-NSM International Funds
                  Management B.V. (the "Sub-Advisor") serves as the investment sub-advisor to the International Equity Fund, TransEurope
                  Fund, Asian Tigers Fund, Latin America Equity Fund and
                  International Fixed Income Fund. SEI Fund Resources (the
                  "Administrator") serves as the Administrator and shareholder servicing agent of the Trust. DST Systems, Inc. ("DST") serves as transfer agent ("Transfer Agent") and dividend disbursing agent for the Trust. Rembrandt(R) Financial
                  Services Company, an affiliate of the Administrator (the
                  "Distributor"), serves as distributor of the Trust's shares.
                  See "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

YOUR ACCOUNT      You may open a Common Shares account with a minimum amount
AND DOING         of $2,000 per Fund and make additional investments with as
BUSINESS WITH     little as $100. A Common Shares account may be opened by
US                contacting the transfer agent or your financial
                  intermediary. Redemptions of a Fund's shares are made at net asset value per share. See "Your Account and Doing Business
                  With Us."

DIVIDENDS         Substantially all of the net investment income (exclusive of capital gains) of each of the Equity, Balanced and Fixed
                  Income Funds is distributed in the form of periodic dividends. Substantially all of the net investment income
                  (exclusive of capital gains) of each of the Money Market
                  Funds is distributed in the form of daily dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless you elect to take the payment in cash. See "General Information--Dividends."

INFORMATION/
SERVICE           For more information, call 1-800-443-4725, or contact your
CONTACTS          financial intermediary.

PORTFOLIO EXPENSES _____________________________________________________________

The purpose of the following table is to help you understand the various cost and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in COMMON SHARES.

SHAREHOLDER TRANSACTION EXPENSES/1/ (As a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases                                   None
Redemption Fee(2)                                                           None
--------------------------------------------------------------------------------
(1) Certain financial intermediaries may impose account fees or other charges.
(2) A charge, currently $10.00, is imposed on wires of redemption proceeds.

ANNUAL OPERATING EXPENSES (As a percentage of average net assets)
--------------------------------------------------------------------------------

                                                   EQUITY/BALANCED FUNDS
                                                   ---------------------
                                       SMALL                                        LATIN AMERICA
                          VALUE GROWTH  CAP  INT'L EQUITY TRANS EUROPE ASIAN TIGERS    EQUITY       BALANCED
                          ----- ------ ----- ------------ ------------ ------------ ------------- ------------
Advisory Fees              .80%  .80%   .80%    1.00%        1.00%        1.00%         1.00%         .70%
12b-1 Fees                 None  None   None     None         None         None          None         None
Other Expenses(1)          .23%  .22%   .25%     .36%         .54%         .54%          .70%         .24%
--------------------------------------------------------------------------------------------------------------
Total Operating Expenses  1.03% 1.02%  1.05%    1.36%        1.54%        1.54%         1.70%         .94%
--------------------------------------------------------------------------------------------------------------
(1) "Other Expenses" for the TransEurope Fund are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------------------------------------
                                                                    FIXED INCOME FUNDS
                                                                    ------------------
                                                          INTERMEDIATE                              LIMITED
                                                           GOVERNMENT   TAX-EXEMPT  INTERNATIONAL  VOLATILITY
                                             FIXED INCOME FIXED INCOME FIXED INCOME FIXED INCOME  FIXED INCOME
                                             ------------ ------------ ------------ ------------- ------------
Advisory Fees (after fee waivers)(1)             .50%         .50%         .48%          .80%         .50%
12b-1 Fees                                       None         None         None          None         None
Other Expenses (after fee waivers)(2)            .23%         .24%         .25%          .31%         .24%
--------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee
 waivers)(3)                                     .73%         .74%         .73%         1.11%         .74%
--------------------------------------------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from each Fixed Income Fund (except the International Fixed Income Fund). The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Advisory Fees for the other Funds would be as follows: Fixed Income Fund--.60%, Intermediate Government Fixed Income Fund--.60%, Tax-Exempt Fixed Income Fund--.60%, and Limited Volatility Fixed Income Fund--.60%. See "The Advisor."
(2) "Other Expenses" for the Limited Volatility Fixed Income Fund are based on estimated amounts for the current fiscal year.
(3) Absent the voluntary waivers described above, Total Operating Expenses for the Funds would be as follows: Fixed Income Fund--.83%, Intermediate Government Fixed Income Fund--.84%, Tax-Exempt Fixed Income Fund--.85%, and Limited Volatility Fixed Income Fund--.84%.

--------------------------------------------------------------------------------

                                                MONEY MARKET FUNDS
                                                ------------------
                                       TREASURY GOVERNMENT        TAX-EXEMPT
                                        MONEY     MONEY    MONEY    MONEY
                                        MARKET    MARKET   MARKET   MARKET
                                       -------- ---------- ------ ----------
Advisory Fees (after fee waivers)(1)     .20%      .20%     .20%     .19%
12b-1 Fees                               None      None     None     None
Other Expenses (after fee waivers)(2)    .16%      .16%     .15%     .13%
----------------------------------------------------------------------------
Total Operating Expenses (after fee
 waivers)(3)                             .36%      .36%     .35%     .32%
----------------------------------------------------------------------------

(1) The Advisor is waiving, on a voluntary basis, a portion of its fee from each Money Market Fund (except the Government Money Market Fund). The Advisor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Advisory Fees for the Funds would be as follows: Treasury Money Market Fund--.35%, Money Market Fund--.35% and Tax-Exempt Money Market Fund--.35%. Additional information may be found under "The Advisor."
(2) The Administrator is waiving, on a voluntary basis, a portion of its fee from each Money Market Fund. The Administrator reserves the right to change the amount of or terminate its waiver at any time in its sole discretion. "Other Expenses" have been restated to reflect current administrative fee waivers. Absent such current waivers, "Other Expenses" for the Funds would be as follows: Treasury Money Market Fund--.24%, Government Money Market Fund--.24%, Money Market Fund--.23% and Tax-Exempt Money Market Fund--.21%.
(3) Absent the voluntary waivers described above, Total Operating Expenses for the Funds would be as follows: Treasury Money Market Fund--.59%, Money Market Fund--.58% and Tax-Exempt Money Market Fund--.56%.

EXAMPLE
--------------------------------------------------------------------------------

                                                 1 YR. 3 YRS. 5 YRS. 10 YRS.
                                                 ----- ------ ------ -------
An investor would pay the following expenses on
a $1,000 investment assuming (1) 5% annual re-
turn and (2) redemption at the end of each time
period:
  Value Fund                                      $11   $33    $57    $126
  Growth Fund                                      10    32     56     125
  Small Cap Fund                                   11    33     58     128
  International Equity Fund                        14    43     74     164
  TransEurope Fund                                 16    49     --      --
  Asian Tigers Fund                                16    49     84     183
  Latin America Equity Fund                        17    54     92     201
  Balanced Fund                                    10    30     52     115
  Fixed Income Fund                                 7    23     41      91
  Intermediate Government Fixed Income Fund         8    24     41      92
  Tax-Exempt Fixed Income Fund                      7    23     41      91
  International Fixed Income Fund                  11    35     61     135
  Limited Volatility Fixed Income Fund              8    24     --      --
  Treasury Money Market Fund                        4    12     20      46
  Government Money Market Fund                      4    12     20      46
  Money Market Fund                                 4    11     20      44
  Tax-Exempt Money Market Fund                      3    10     18      41
----------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON TOTAL OPERATING EXPENSES, EXCEPT WITH RESPECT TO THE TRANSEUROPE FUND AND LIMITED VOLATILITY FIXED INCOME FUND, FOR WHICH IT IS BASED ON ESTIMATED EXPENSES, FOR THE CURRENT FISCAL YEAR. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist you in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Common Shares of the Funds. If you purchase shares through a financial institution, you may be charged separate fees by the financial institution. See "The Advisor," "The Administrator" and "The Distributor."

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following information has been audited by Ernst & Young LLP, the Trust's independent auditors, as indicated in their report dated January 24, 1997 on the Trust's financial statements as of December 31, 1996 incorporated by reference to the Trust's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Trust's financial statements and related notes thereto. As of December 31, 1996, the TransEurope Fund and Limited Volatility Fixed Income Fund had not yet commenced operations. Additional performance information is set forth in the Trust's 1997 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-443-4725.

FOR A COMMON SHARE* OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                           Ratio of   Ratio of
                                                                                                             Net      Expenses
                               Realized                                Net                      Ratio of  Investment     to
              Net      Net        and                Distri-          Asset              Net    Expenses    Income    Average
             Asset   Invest-  Unrealized  Dividends  butions  Contri- Value             Assets     to     (Loss) to     Net
             Value    ment       Gains     from Net   from    bution   End              End of  Average    Average     Assets
           Beginning Income/  (Losses )on Investment Capital    of      of   Total      Period    Net        Net     (Excluding
           of Period (Loss)   Securities    Income    Gains   Capital Period Return     (000)    Assets     Assets    Waivers)
-------------------------------------------------------------------------------------------------------------------------------
 VALUE FUND
 ----------
 1996       $12.26   $ 0.29      $ 2.18     $(0.29)  $(1.20)   $0.00  $13.24 20.43%    $164,710   1.01%      2.19 %     1.03%
 1995         9.79     0.34        2.74      (0.35)   (0.26)    0.00   12.26 32.02      131,243   1.03       3.07       1.05
 1994        10.30     0.35       (0.35)     (0.34)   (0.17)    0.00    9.79  0.00       61,557   1.06       3.45       1.06
 1993(1)     10.00     0.28        0.38      (0.28)   (0.08)    0.00   10.30  6.73       54,340   1.10       2.85       1.10
 GROWTH FUND
 -----------
 1996       $11.61   $ 0.17      $ 2.31     $(0.17)  $(0.86)   $0.00  $13.06 21.69%    $ 95,215   1.02%      1.36 %     1.02%
 1995         9.73     0.16        2.88      (0.16)   (1.00)    0.00   11.61 31.60       78,216   1.02       1.37       1.02
 1994        10.21     0.16       (0.36)     (0.16)   (0.12)    0.00    9.73 (2.05)      82,710   1.02       1.58       1.03
 1993(1)     10.00     0.17        0.33      (0.17)   (0.12)    0.00   10.21  5.07       98,581   1.06       1.70       1.07
 SMALL CAP FUND
 --------------
 1996       $12.46   $(0.03)     $ 2.38     $ 0.00   $(1.78)   $0.00  $13.03 19.42%    $ 36,375   1.05%     (0.27)%     1.05%
 1995         9.57     0.02        3.05      (0.02)   (0.16)    0.00   12.46 32.13       23,844   1.10       0.18       1.10
 1994        10.24     0.03       (0.67)     (0.03)    0.00     0.00    9.57 (6.27)      31,527   1.06       0.27       1.06
 1993(1)     10.00     0.04        0.24      (0.04)    0.00     0.00   10.24  2.82       53,357   1.09       0.40       1.10
 INTERNATIONAL EQUITY FUND
 -------------------------
 1996       $14.56   $ 0.06      $ 1.37     $(0.04)  $(0.15)   $0.03  $15.83 10.09%+    $96,442   1.36%      0.44 %     1.36%
 1995        13.00     0.07        1.75      (0.06)   (0.20)    0.00   14.56 14.03       77,519   1.38       0.70       1.38
 1994        12.59     0.02        0.40       0.00    (0.01)    0.00   13.00  3.32       41,324   1.43       0.21       1.46
 1993(1)     10.00     0.00        2.63       0.00    (0.04)    0.00   12.59 26.55       23,457   1.64       0.03       1.64
 ASIAN TIGERS FUND
 -----------------
 1996       $10.45   $ 0.02      $ 1.48     $(0.04)  $(0.02)   $0.02  $11.91 14.55%++   $33,602   1.54%      0.23 %     1.54%
 1995         9.47     0.12        0.98      (0.12)    0.00     0.00   10.45 11.61       23,145   1.52       1.38       1.60
 1994(2)     10.00     0.03       (0.53)     (0.02)   (0.01)    0.00    9.47 (5.07)      17,860   1.60       0.45       1.71
 LATIN AMERICA EQUITY FUND
 -------------------------
 1996(3)             $10.00     $(0.02)     $ 0.26   $ 0.00   $ 0.00  $10.24  2.40%     $11,490   2.09%**   (0.55)%     2.09%
            Ratio of
              Net
           Investment
             Income
           (Loss) to
            Average
           Net Assets Portfolio  Average
           (Excluding Turnover  Commission
            Waivers)    Rate     Rate+++
-------------------------------------------------------------------------------------------------------------------------------
 VALUE FUND
 ----------
 1996         2.19 %      58%    $0.0493
 1995         3.07        37         N/A
 1994         3.45        38         N/A
 1993(1)      2.85        40         N/A
 GROWTH FUND
 -----------
 1996         1.36 %      58%    $0.0600
 1995         1.37        71         N/A
 1994         1.57        68         N/A
 1993(1)      1.69        82         N/A
 SMALL CAP FUND
 --------------
 1996        (0.27)%     158%    $0.0599
 1995         0.18       142         N/A
 1994         0.27        43         N/A
 1993(1)      0.39        27         N/A
 INTERNATIONAL EQUITY FUND
 -------------------------
 1996         0.44 %       9%    $0.0561
 1995         0.70        11         N/A
 1994         0.18         6         N/A
 1993(1)      0.03        13         N/A
 ASIAN TIGERS FUND
 -----------------
 1996         0.23 %      24%    $0.0106
 1995         1.30        28         N/A
 1994(2)      0.34        13         N/A
 LATIN AMERICA EQUITY FUND
 -------------------------
 1996(3)     (0.55)%      10%    $0.0004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  * Known as Trust Class, prior to October 10, 1997.
 ** Ratios are high as a result of the low initial asset levels during the
    Common Shares' initial year of operations.
  + The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Common Shares would have been 9.87%.
 ++ The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Common Shares would have been 14.36%.
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on January 3, 1994. All ratios and total returns for the period have been annualized.
 3. Commenced operations on July 1, 1996. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                       Ratio of
                                                                                                                         Net
                                                                                                 Ratio of   Ratio of  Investment
                              Realized                                                             Net      Expenses    Income
                                 and                           Net                     Ratio of Investment     to     (Loss) to
                             Unrealized             Distri-   Asset             Net    Expenses   Income    Average    Average
           Net Asset   Net      Gains    Dividends  butions   Value            Assets     to        to        Net        Net
             Value   Invest-  (Losses)    from Net   from      End             End of  Average   Average     Assets     Assets
           Beginning  ment       on      Investment Capital    of    Total     Period    Net       Net     (Excluding (Excluding
           of Period Income   Securities   Income    Gains    Period Return    (000)    Assets    Assets    Waivers)   Waivers)
--------------------------------------------------------------------------------------------------------------------------------
 BALANCED FUND
 -------------
 1996       $10.75    $0.35    $ 1.02      $(0.35)  $(0.79)  $10.98  13.15 %  $ 54,546   0.94%     3.14%      0.94%      3.14 %
 1995         9.53     0.39      1.65       (0.39)   (0.43)   10.75  21.85      49,899   0.92      3.74       0.92       3.74
 1994        10.04     0.30     (0.50)      (0.30)   (0.01)    9.53  (2.11)     72,086   0.94      3.11       0.94       3.11
 1993(1)     10.00     0.29      0.39       (0.29)   (0.35)   10.04   7.09      58,510   0.97      2.88       0.97       2.88
 FIXED INCOME FUND
 -----------------
 1996       $10.32    $0.59    $(0.26)     $(0.59)  $ 0.00   $10.06   3.42 %  $123,930   0.73%     5.92%      0.83%      5.82 %
 1995         9.30     0.59    $ 1.02       (0.59)    0.00    10.32  17.75     125,563   0.74      5.97       0.84       5.87
 1994        10.23     0.54    $(0.93)      (0.54)    0.00     9.30  (3.82)     92,402   0.72      5.45       0.82       5.35
 1993(1)     10.00     0.47    $ 0.50       (0.47)   (0.27)   10.23   9.92     131,002   0.77      4.60       0.87       4.50
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1996       $10.06    $0.54    $(0.21)     $(0.54)  $ 0.00   $ 9.85   3.51 %  $ 56,895   0.74%     5.38%      0.84%      5.28 %
 1995         9.33     0.54      0.73       (0.54)    0.00    10.06  13.86      73,466   0.73      5.48       0.83       5.38
 1994        10.08     0.47     (0.75)      (0.47)    0.00     9.33  (2.78)     91,002   0.74      4.88       0.84       4.78
 1993(1)     10.00     0.41      0.18       (0.41)   (0.10)   10.08   6.04     104,826   0.76      4.15       0.86       4.05
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
--------------------------------------------------------------------------------------------------------------------------------
 BALANCED FUND
 -------------
 1996         104%    $0.0496
 1995          85         N/A
 1994          85         N/A
 1993(1)      126         N/A
 FIXED INCOME FUND
 -----------------
 1996         194%        N/A
 1995          59         N/A
 1994         126         N/A
 1993(1)      163         N/A
 INTERMEDIATE GOVERNMENT FIXED INCOME FUND
 -----------------------------------------
 1996         179%        N/A
 1995         115         N/A
 1994         124         N/A
 1993(1)       81         N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                    Ratio of
                                                                                                                      Net
                                                                                                                   Investment
                                                                                              Ratio of   Ratio of    Income
                              Realized                                                          Net      Expenses    (Loss)
                                and                          Net                    Ratio of Investment     to         to
              Net            Unrealized            Distri-  Asset            Net    Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends  butions  Value           Assets     to        to        Net        Net
             Value   Invest-  (Losses)   from Net   from     End            End of  Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital    of   Total    Period    Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains   Period Return   (000)    Assets    Assets    Waivers)   Waivers)
-----------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1996       $10.20    $0.50    $(0.21)    $(0.50)  $ 0.00   $ 9.99  2.96%  $ 39,756   0.73%     4.95%      0.85%      4.83%
 1995         9.26     0.48      0.94      (0.48)    0.00    10.20 15.67     50,079   0.75      4.84       0.87       4.72
 1994        10.23     0.44     (0.94)     (0.44)   (0.03)    9.26 (4.93)    53,588   0.71      4.54       0.84       4.41
 1993(1)     10.00     0.42      0.42      (0.42)   (0.19)   10.23  8.64     67,162   0.75      4.17       0.85       4.07
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1996       $10.58    $0.48    $(0.18)    $(0.64)  $ 0.00   $10.24  2.82%  $ 17,561   1.11%     4.66%      1.11%      4.66%
 1995         9.54     0.62      1.38      (0.96)    0.00    10.58 20.99     17,433   1.10      5.86       1.16       5.80
 1994        10.43     0.56     (0.72)     (0.55)   (0.18)    9.54 (1.47)    15,021   1.16      5.09       1.22       5.03
 1993(2)     10.00     0.54      0.94      (0.64)   (0.41)   10.43 16.33     16,488   1.21      5.95       1.21       5.95
 TREASURY MONEY MARKET FUND
 --------------------------
 1996       $ 1.00    $0.05    $ 0.00     $(0.05)  $ 0.00   $ 1.00  4.80%  $156,455   0.44%     4.70%      0.59%      4.55%
 1995         1.00     0.05      0.00      (0.05)    0.00     1.00  5.28    110,475   0.44      5.16       0.59       5.01
 1994         1.00     0.04      0.00      (0.04)    0.00     1.00  3.58    111,545   0.45      3.50       0.61       3.34
 1993(1)      1.00     0.03      0.00      (0.03)    0.00     1.00  2.56    108,495   0.47      2.53       0.62       2.38
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1996        $1.00    $0.05     $0.00      (0.05)   $0.00    $1.00  5.08%  $256,392   0.44%     4.96%      0.44%      4.96%
 1995         1.00     0.05      0.00      (0.05)    0.00    $1.00  5.59    207,615   0.42      5.45       0.42       5.45
 1994         1.00     0.04      0.00      (0.04)    0.00    $1.00  3.89    157,140   0.42      3.81       0.42       3.81
 1993(1)      1.00     0.03      0.00      (0.03)    0.00    $1.00  3.00    159,401   0.45      2.92       0.45       2.92
 MONEY MARKET FUND
 -----------------
 1996        $1.00    $0.05     $0.00     $(0.05)   $0.00    $1.00  5.13%  $598,715   0.43%     5.02%      0.58%      4.87%
 1995         1.00     0.06      0.00      (0.06)    0.00    $1.00  5.64    475,688   0.41      5.50       0.56       5.35
 1994         1.00     0.04      0.00      (0.04)    0.00    $1.00  3.97    460,583   0.41      3.93       0.56       3.78
 1993(1)      1.00     0.03      0.00      (0.03)    0.00    $1.00  3.01    367,110   0.46      2.92       0.61       2.77
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
-----------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT FIXED INCOME FUND
 ----------------------------
 1996          98%      N/A
 1995         129       N/A
 1994         146       N/A
 1993(1)      149       N/A
 INTERNATIONAL FIXED INCOME FUND
 -------------------------------
 1996          85%      N/A
 1995         105       N/A
 1994         138       N/A
 1993(2)      146       N/A
 TREASURY MONEY MARKET FUND
 --------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A
 GOVERNMENT MONEY MARKET FUND
 ----------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A
 MONEY MARKET FUND
 -----------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.
 2. Commenced operations on February 7, 1993. All ratios and total returns for the period have been annualized.

FINANCIAL HIGHLIGHTS (CONTINUED) _______________________________________________

                                                                                                                   Ratio of
                                                                                                                     Net
                                                                                                                  Investment
                                Net                                                          Ratio of   Ratio of   Income/
                              Realized                                                         Net      Expenses    (Loss)
                                and                Distri-   Net                   Ratio of Investment     to         to
              Net            Unrealized            butions  Asset           Net    Expenses   Income    Average    Average
             Asset     Net     Gains    Dividends    from   Value          Assets     to        to        Net        Net
             Value   Invest-  (Losses)   from Net  Realized  End           End of  Average   Average     Assets     Assets
           Beginning  ment       on     Investment Capital    of   Total   Period    Net       Net     (Excluding (Excluding
           of Period Income  Securities   Income    Gains   Period Return  (000)    Assets    Assets    Waivers)   Waivers)
----------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1996        $1.00    $0.03    $0.00      $(0.03)   $0.00   $1.00   3.14% $187,629   0.40%     3.10%      0.56%      2.94%
 1995         1.00     0.03     0.00       (0.03)    0.00   $1.00   3.49   167,945   0.41      3.44       0.56       3.29
 1994         1.00     0.02     0.00       (0.02)    0.00   $1.00   2.50   161,054   0.43      2.52       0.59       2.36
 1993(1)      1.00     0.02     0.00       (0.02)    0.00   $1.00   1.98   116,000   0.45      1.97       0.60       1.82
           Portfolio  Average
           Turnover  Commission
             Rate     Rate+++
----------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT MONEY MARKET FUND
 ----------------------------
 1996         N/A       N/A
 1995         N/A       N/A
 1994         N/A       N/A
 1993(1)      N/A       N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
+++ Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after 09/01/95.
 1. Commenced operations on January 4, 1993. All ratios and total returns for the period have been annualized.

 ................................................................................
[LOGO OF            HOW DO I OBTAIN AN APPLICATION?
SEI REMBRANDT(R)
APPEARS HERE]

 Account Application forms can be obtained
 by calling 1-800-443-4725.
 ................................................................................

YOUR ACCOUNT AND DOING BUSINESS WITH US

Common Shares of a Fund are sold on a continuous basis and may be purchased directly from the Transfer Agent, DST Systems, Inc., 1004 Baltimore Avenue, Kansas City, Missouri 64105, either by mail, telephone or by wire. Shares may also be purchased through a variety of channels, including wrap programs, retirement plans, discount brokerage programs and through various brokerage firms including Jack White & Company, Lombard Institutional, and Quick & Reilly. For more information about the following topics, see "Additional Information About Doing Business with Us."

--------------------------------------------------------------------------------

HOW TO BUY COMMON SHARES FROM THE TRANSFER AGENT

Opening an       You may purchase Common Shares of a Fund by completing and
Account By       signing an Account Application form and mailing it, along with
Mail             a check (or other negotiable bank instrument or money order)
                 payable to "Rembrandt Funds(R), [Fund Name]," to Rembrandt
                 Funds, P.O. Box 419402, Kansas City, Missouri 64141-6402.
                 Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the Transfer Agent.
                 made payable to the Rembrandt Funds(R). Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 days.

By Telephone     If an Account Application has been previously received, you also may purchase shares over the telephone by calling 1-800-
                 443-4725. Orders by telephone will not be executed until payment has been received. If a check received for purchase of Common Shares does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred.

By Wire If you have an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of a Fund by requesting your bank to transmit funds by wire to:
                 United Missouri Bank, N.A.; ABA #10-10-00695; for Account Number 98-7052-349-3; Further Credit: [Name of Fund]. Your name and account number must be specified in the wire. Your bank may impose a fee for investments by wire.
                    Initial Purchases: Before making an initial investment by
                 wire, you must first telephone 1-800-443-4725 to be assigned an account number. Your name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: Rembrandt Funds, P.O. Box 419402, Kansas City, Missouri 64141-6402.
                    Subsequent Purchases: Additional investments may be made
                 at any time through the wire procedures described above, which must include your name and account number.

Other            Other shareholders who desire to transfer the registration of
Information      their shares should contact the Administrator by calling 1-
Regarding        800-443-4725.
Purchases

 ................................................................................
[LOGO OF SEI       HOW DOES AN EXCHANGE TAKE PLACE?
REMBRANDT (R)
APPEARS HERE]

 When making an exchange, you authorize the sale of your shares of one or more Funds in order to purchase the shares of another Fund. In other words, you are executing a sell order and then a buy order. This sale of your shares is a taxable event which could result in a taxable gain or loss.
 ................................................................................

                    Purchases of Common Shares may be made by direct deposit
                 or Automated Clearing House transactions.
                    No certificates representing shares will be issued.

Automatic        You may systematically buy Common Shares through deductions
Investment       from your checking accounts, provided these accounts are
Plan ("AIP")     maintained through banks which are part of the Automated
                 Clearing House system. Upon notice, the amount you commit to the AIP may be changed or canceled at any time. The minimum pre-authorized investment amount is $50 per month.You may obtain an AIP application form by calling 1-800-443-4725. If you purchased shares through a financial intermediary, contact your intermediary to find out if the AIP is available to you.
                 See "Doing Business Through Intermediaries."

EXCHANGING SHARES

When Can You         Once payment for your shares has been received and accepted
Exchange             (i.e., an account has been established), you may exchange
Shares?              some or all of your Common Shares for Common Shares of
                     other Funds within the Trust. Exchanges are made at net asset value. For an established account, exchanges will be made only after instructions in writing or by telephone (an
                     "Exchange Request") are received by the Transfer Agent.
                         The Trust reserves the right to change the terms and
                     conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice.

Requesting an            To request an exchange, you must provide proper written
Exchange of          instructions to the Transfer Agent. Telephone exchanges
Shares               will also be accepted if you previously elected this option on your account application.
                         If an Exchange Request in good order is received by the
                     Transfer Agent by 4:00 p.m., Eastern time, for non-Money
                     Market Funds and 1:00 p.m., Eastern time for Money Market
                     Funds, on any Business Day, the exchange usually will occur on that day.

REDEMPTION OF        You may redeem your shares on any Business Day, by mail or
SHARES               by telephone. Redemption orders for the Equity, Balanced
                     and Fixed Income Funds must be received by 4:00 p.m., Eastern time. Redemption orders for the Money Market Funds must be received by 1:00 p.m., Eastern time.

By Mail A written request for redemption must be received by the Transfer Agent in order to constitute a valid request for redemption. The Transfer Agent may require that the signature on the written request be guaranteed by a bank which is a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings

 ................................................................................
[LOGO OF SEI    WHAT IS A SIGNATURE GUARANTEE?
REMBRANDT(R)
APPEARS HERE]

 A signature guarantee verifies the authenticity of your signature and may be obtained from any of the following: banks, brokers, dealers, certain credit unions, securities exchange or association, clearing agency or savings association. A notary public cannot provide a signa-ture guarantee.
 ................................................................................

                 association. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the Shareholder(s) of record, and (3) the redemption check is mailed to the Shareholder(s) at the address of record or to a commercial bank account previously designated either on the Account Application or by written instruction to the Transfer Agent.

By Telephone     Shares may be redeemed by telephone if you elect that option on your Account Application.

Redemption       Payment for shares redeemed generally will be made within
Proceeds         seven days after receipt by the Transfer Agent of the valid request for redemption. The Funds intend to pay cash for all shares redeemed, but under conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, you may incur brokerage costs in converting such securities to cash.
                    You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to a designated bank account.
                 Under most circumstances, payments will be wired on the next
                 Business Day following receipt of a valid request for redemption. Wire transfer redemption requests may be made by calling the Transfer Agent at 1-800-443-4725, who will deduct a wire charge of $10.00 from the amount of the redemption.
                 Redemption proceeds may not be transmitted by Federal Reserve wire on federal holidays restricting wire transfers.

Communicating    Neither the Trust nor the Transfer Agent will be responsible
with the         for any loss, liability, cost or expense for acting upon wire
Transfer Agent   instructions or upon telephone instructions that it
                 reasonably believes to be genuine. The Trust and the Transfer
                 Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing the order by other means. You may not close your account by telephone.

Other            All redemption orders are effected at the net asset value per
Information      share next determined after receipt of a valid request for
Regarding        redemption, as described above.
Redemptions
                 At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds will be delayed for at least 15 days from the date of purchase or until payment has been collected for the purchase of such shares.
                      See "Purchase and Redemption of Shares" in the Statement
                   of Additional Information for examples of when your right to redeem your shares may be suspended.

Systematic         The Funds offer a Systematic Withdrawal Plan ("SWP") for
Withdrawal Plan    shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, your account must have a current value of $5,000 or more. You may elect to receive automatic payments via check or Automated
                   Clearing House of $50 or more on a monthly, quarterly, semi-annual or annual basis. A SWP Application Form may be obtained by calling 1-800-443-4725.
                      You should realize that if withdrawals exceed income
                   dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent.
                      If you purchased shares through a financial
                   Intermediary, contact your Intermediary to find out if the SWP is available to you. See "Doing Business Through
                   Intermediaries."

CHECKWRITING       Checkwriting is offered free of charge to Common Shares
SERVICE            shareholders in the Money Market Funds. You may redeem your money market fund common shares by writing checks on your
(Money Market      account for $100 or more. Once you have signed and returned
Funds)             a signature card, you will receive a supply of checks. A
                   check may be made payable to any person, and the your account will continue to earn dividends until the check clears.
                      Because of the difficulty of determining in advance the
                   exact value of a Fund account, you may not use a check to close your account. The checks are free, but your account will be charged a fee for stopping payment of a check upon your request or if the check cannot be honored because of insufficient funds or other valid reasons.
                      If you purchased money market fund shares through a
                   financial Intermediary contact your Intermediary to find out if checkwriting services are available to you. See
                   "Doing Business Through Intermediaries."

DOING BUSINESS     Common Shares of the Funds may be purchased through
THROUGH            financial institutions or broker-dealers which have
INTERMEDIARIES     established a dealer agreement with the Distributor
                   ("Intermediaries"). Each Intermediary may impose its own rules regarding investing in the Funds, including procedures for purchases, redemptions, and exchanges.
                   Contact your Intermediary for information about the services available to you and for specific instructions on how to buy, sell and exchange shares. Certain
                   Intermediaries may charge account fees. Information concerning any charges will be provided to you by your Intermediary. Some Intermediaries may be required to register as broker-dealers under state law.

 ................................................................................
[LOGO OF SEI    WHAT ARE INVESTMENT OBJECTIVES AND POLICIES?
REMBRANDT(R)
APPEARS HERE

 Each Fund's investment objec-tive is a statement of what it seeks to achieve.
 It is important to make sure that the investment objective matches your own financial needs and circumstanc-es. The investment policies section spells out the types of securities in which each Fund invests.
 ................................................................................

                    The shares you purchase through your Intermediary may be
                 held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by your Intermediary, you should call your Intermediary to request this change.
                    An Intermediary is any entity, such as a bank, broker-
                 dealer, other financial institution, association or organization that has entered into an arrangement with the Distributor to sell Fund shares to its customers.

INVESTMENT OBJECTIVES AND POLICIES _____________________________________________

VALUE FUND       The Value Fund seeks a high level of total return through
                 capital appreciation and current income.
                    The Value Fund will invest at least 65% of its total assets in U.S. common stocks that the Advisor believes are undervalued and present the opportunity to increase shareholder value. The
                 Value Fund will invest in common stocks that are traded on a national securities exchange or are actively traded in the over-the-counter market and that: (i) are priced below their intrinsic value as determined by the Advisor's dividend discount model; (ii) have consistently paid dividends; and
                 (iii) are issued by companies that the Advisor believes are financially sound.
                    Any remaining assets of the Fund may be invested in: (i)
                 warrants to purchase common stocks; (ii) debt securities convertible into common stocks rated in the highest four rating categories by a nationally recognized statistical rating organization ("NRSRO") or determined by the Advisor to be of comparable quality at the time of purchase; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored American Depositary Receipts ("ADRs")). The Fund will invest in securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest in options and futures for hedging purposes only.

GROWTH FUND      The Growth Fund seeks a high level of total return primarily through capital appreciation.
                    The Growth Fund will invest at least 65% of its total
                 assets in the common stock of corporations of any size that, in the Advisor's opinion, have strong prospects for appreciation through growth in earnings. The Growth Fund invests primarily in common stocks that: (i) are traded on a national securities exchange or are actively traded in the over-the-counter market and have an average trading volume of more than $1 million per day; (ii) have sales and earnings growth rates that exceed the growth rate of the Gross Domestic Product; and (iii) maintain a positive return on equity and total assets.
                     Any remaining Fund assets may be invested in: (i)
                  warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs). The Fund will invest in securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest in options and futures for hedging purposes only.

SMALL CAP FUND    The Small Cap Fund seeks a high level of total return
                  primarily through capital appreciation.
                     The Small Cap Fund will invest at least 65% of its total
                  assets in the common stocks of corporations with smaller capitalization levels that the Advisor believes have strong prospects for appreciation through growth in earnings. The
                  Advisor's emphasis will be on a diversified portfolio of common stocks of companies with aggregate market capitalization of less than $1 billion. In selecting stocks for the Fund, factors reviewed will include sales and earnings growth rates and the strength of the issuer's balance sheet.
                     Because the Fund invests primarily in common stocks of
                  smaller capitalization companies, the Fund's shares may fluctuate significantly in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.
                     Any remaining Fund assets may be invested in: (i)
                  warrants to purchase common stocks; (ii) debt securities convertible into common stocks; (iii) preferred stock convertible into common stocks; and (iv) U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs). The Fund will invest in equity securities of foreign issuers that satisfy in substance the criteria for investing in smaller capitalization stocks set forth above. The Fund will invest in equity securities of foreign issuers only if they are listed on national securities exchanges or actively traded in the over-the-counter market.
                  The Fund will invest in options and futures for hedging purposes only.

INTERNATIONAL     The International Equity Fund seeks a high level of total
EQUITY FUND       return through capital appreciation and current income.
                     The International Equity Fund will invest at least 65% of
                  its total assets in equity securities of issuers in at least three countries other than the U.S.
                     While the Fund will not necessarily spread its
                  investments among more than three countries other than the U.S., the Advisor intends to diversify its investments among countries to reduce currency risk. Investments will be made primarily in common stocks of companies domiciled in developed countries, but may be made in the securities of companies domiciled in developing countries, as well.
                  Although the Fund will invest primarily in securities listed on national stock exchanges, it will also invest in securities actively traded in over-the-counter markets. Securities of companies in developing countries may pose liquidity risks.
                     Any remaining Fund assets will be invested in common
                  stocks of closed-end management investment companies that
                  invest primarily in international common stocks, stocks of U.S. issuers listed on national securities exchanges or actively traded in the over-the-counter market, convertible securities of U.S. issuers (whether or not they are listed on national securities exchanges) and money market instruments. The Fund will invest in options and futures for hedging purposes only.

TRANSEUROPE       The TransEurope Fund seeks a high level of total return
FUND              through capital appreciation and current income.
                     The TransEurope Fund will invest as fully as feasible
                  (and at least 65% of its total assets) in equity securities of European issuers located in Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain,
                  Sweden, Switzerland and the United Kingdom. Investments may also be made in the equity securities of issuers located in the smaller and emerging markets of Europe. The Fund may also invest in the equity securities of issuers in the following Eastern European countries: the Czech Republic,
                  Hungary, Poland and Slovakia. Emerging markets are subject to special risks not associated with domestic markets. See
                  "Certain Risk Factors."
                     The Fund's remaining assets will be invested in money
                  market instruments of European issuers. The Fund will invest in options and futures for hedging purposes only.
                     The Fund currently is not offering its shares to the
                  public.

ASIAN TIGERS      The Asian Tigers Fund seeks to achieve capital appreciation.
FUND                 The Asian Tigers Fund will invest primarily in equity
                  securities that are traded on recognized stock exchanges of the countries of Asia and in equity securities of companies organized under the laws of an Asian country. The Fund may also invest in sponsored ADRs of Asian issuers that are traded on stock exchanges in the United States. The Fund does not intend to invest in securities which are principally traded in markets in Japan or in companies organized under the laws of Japan.
                     Under normal circumstances, at least 65% of the total
                  assets of the Fund will be invested in equity securities of issuers located in some or all of the following Asian countries: China, Hong Kong, Indonesia, Malaysia, the
                  Philippines, Singapore and Thailand. The Fund may also invest in common stocks traded on markets in India, Pakistan, Sri Lanka, South Korea and Taiwan, and may invest up to 5% of its net assets in other developing markets. The
                  Fund has no set policy for allocating investments among the several Asian countries. Allocation of investments among the various countries will depend on the relative attractiveness of the stocks of issuers in the respective countries.
                  Government regulation and restrictions in many of the countries of interest may limit the amount, mode, and extent of investment in companies of such countries.

                     Any of the Fund's remaining assets will be invested in
                  common stocks of closed-end management investment companies that invest primarily in common stocks of Asian countries or money market instruments of Asian and European issuers.
                     In selecting industries and particular issuers, the
                  Advisor will evaluate costs of labor and raw materials,
                  access to technology, export of products and government regulation. Although the Fund seeks to invest in larger companies, it may invest in medium and small companies that, in the Advisor's opinion, have potential for growth.
                     While the Fund intends to invest primarily in securities
                  listed on stock exchanges, it may also invest in securities traded in over-the-counter markets, which may pose liquidity risks. No more than 5% of the Fund's net assets will be invested in unlisted securities. The Fund will invest in options and futures for hedging purposes only.

LATIN AMERICA     The Latin America Equity Fund seeks long-term capital
EQUITY FUND       appreciation.
                     The Fund will invest primarily in equity securities of
                  (i) companies organized in, or for which the principal securities trading market is in Latin America, and (ii) companies, wherever organized, that, in one of the last two fiscal years derived more than 50% of their annual revenues or profits from goods produced, sales made or services performed in Latin America ("Latin American issuers"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of Latin
                  American issuers.
                     The Fund seeks to benefit from economic and other
                  developments in Latin America. The Advisor and Sub-Advisor believe that investment opportunities may be present in Latin America as a result of an evolving long-term international trend encouraging greater market orientation and diminishing governmental intervention in economic affairs. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of certain Latin
                  American countries. For the purpose of this prospectus, Latin America includes Argentina, Bolivia, Brazil, Chile,
                  Colombia, Costa Rica, the Dominican Republic, Ecuador, El
                  Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama,
                  Paraguay, Peru, Uruguay, Venezuela, and the Spanish-speaking island nations of the Caribbean (not including Cuba and Haiti). Although the Fund has no set policy for allocating investments among Latin American countries, it is currently contemplated that the Fund will emphasize investments in issuers located in Argentina, Brazil, Chile, Colombia,
                  Mexico, Peru and Venezuela. The Fund may be precluded from investing in certain of the remaining eleven countries and certain Spanish-speaking islands until such time as adequate custodial arrangements can be established. Government regulation and restrictions may limit the amount, mode and extent of investment in companies in such countries.
                     Although the Fund intends to invest primarily in equity
                  securities listed on stock exchanges, it may also invest in securities traded in over-the-counter markets and in securities for which there is no organized market.

                     The Fund may invest in investment grade debt securities,
                  including debt securities issued or guaranteed by a Latin American government or governmental entity ("Sovereign Debt"), obligations of supranational entities, Brady Bonds and money market instruments.
                     For hedging purposes only, the Fund may also enter into
                  options, futures, interest rate swaps, currency transactions, caps, collars and floors. The Fund may also write (i.e., sell) covered call options on the securities in which it may invest.
                     The Fund is non-diversified for purposes of the
                  Investment Company Act of 1940, as amended (the "1940 Act"), which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

BALANCED FUND     The Balanced Fund seeks a favorable total rate of return
                  through current income and capital appreciation consistent with preservation of capital, by investing in a portfolio comprised of fixed income and equity securities.
                     The Balanced Fund will invest at least 80% of its net
                  assets in fixed income and equity securities, with at least
                  25% of its assets in fixed income senior securities.
                  Permissible investments for the Fund include: (i) corporate bonds and debentures of U.S. or foreign issuers rated in the highest four rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase; (ii) securities denominated in U.S. dollars or in foreign currencies, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (iii) short-term commercial paper of U.S.
                  or foreign issuers rated in the highest two rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (iv) short-term bank obligations consisting of certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign commercial banks or savings and loan institutions with assets as of the end of their most recent fiscal year of at least $500 million, or its equivalent in appropriate foreign currency measured using currency exchange rates in effect at the time of investment; (v) obligations denominated in U.S.
                  dollars or foreign currencies of supranational entities rated in the highest three rating categories by an NRSRO;
                  (vi) mortgage-backed securities rated in the highest two rating categories by an NRSRO; (vii) asset-backed securities rated in the highest three rating categories by an NRSRO;
                  (viii) STRIPS and receipts; (ix) repurchase agreements involving such securities; (x) loan participations, in which the Fund will not invest more than 5% of its total assets;
                  (xi) guaranteed investment contracts ("GICs") and bank investment contracts ("BICs") deemed by the Advisor to be of investment grade; (xii) swaps; (xiii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and (xiv) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality. The
                  Balanced Fund is not subject to maturity restrictions. The
                  Balanced Fund may invest up to 15% of its assets in fixed income securities that are either denominated in foreign currencies or issued by foreign issuers, provided that assets invested in such securities will not constitute more than 50% of the assets of the Balanced Fund invested in fixed income securities.
                     The remainder of the Fund's assets will be invested in:
                  (i) common stocks; (ii) warrants to purchase common stocks;
                  (iii) debt securities convertible into common stocks; (iv) preferred stocks convertible into common stocks; (v) U.S.
                  dollar denominated equity securities of foreign issuers
                  (including sponsored ADRs); (vi) foreign securities; and
                  (vii) equity options. The equity securities in which the Fund will invest are listed on national securities exchanges or actively traded in the over-the-counter market. The Fund will invest, based on dividend paying characteristics and growth potential, in equity securities of companies of all sizes. There are no minimum rating criteria applicable to convertible securities.
                     The Balanced Fund is also permitted to invest in options
                  and futures (for hedging purposes only), engage in securities lending, acquire floating and variable rate securities, enter into dollar roll transactions with selected banks and broker-dealers and purchase securities on a when-issued basis where the purchase is for investment in the securities, not for leveraging, and subject to the investment restrictions described above.

FIXED INCOME      The Fixed Income Fund seeks a high level of total return
FUND              relative to funds with like investment objectives, from
                  income and, to a lesser degree, capital appreciation by investing in a portfolio consisting primarily of quality intermediate- and long-term fixed income securities.
                     The Fixed Income Fund will invest as fully as feasible
                  (and at least 65% of its total assets) in the following fixed income securities: (i) corporate bonds and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) obligations issued or guaranteed as to principal and interest by the U.S.
                  Government, its agencies or instrumentalities; (iii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (iv) short-term bank obligations rated in the highest two rating categories by an NRSRO, including certificates of deposit, time deposits, and bankers' acceptances of U.S. commercial banks or savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; (v) U.S. dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) U.S. dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO;

                  (vii) mortgage-backed securities rated in the highest two rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories of an NRSRO; (ix) STRIPS and receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts"); (x) repurchase agreements involving such securities; (xi) loan participations, in which the Fund will not invest more than 5% of its total assets; (xii) GICs; (xiii) BICs; (xiv) swaps; (xv) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and (xvi) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors. The estimated dollar-weighted average portfolio maturity of the Fund is approximately eight years.
                     Any remaining assets of the Fund may be invested in
                  variable and floating rate obligations, dollar rolls, forward commitments, when-issued securities, and securities of foreign issuers. In addition, the Fund may lend the securities in which it is invested. The Fund may invest in options and futures for hedging purposes only.

INTERMEDIATE      The Intermediate Government Fixed Income Fund seeks a high
GOVERNMENT        level of total return relative to funds with like investment
FIXED INCOME      objectives, consistent with preservation of capital from
FUND              income and, to a lesser degree, capital appreciation, by
                  investing in a portfolio consisting of short- and intermediate-term U.S. Government securities.
                     The Intermediate Government Fixed Income Fund will invest
                  100% of its total assets in government securities, which include obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.
                     Normally, the Fund will maintain an average weighted
                  maturity of three to ten years; under certain circumstances, however, the average weighted maturity may fall below three years. The Fund may invest in options and futures for hedging purposes only.

TAX-EXEMPT        The Tax-Exempt Fixed Income Fund seeks a high level of total
FIXED INCOME      return, relative to funds with like investment objectives,
FUND              consistent with preservation of capital, from income by
                  investing in a portfolio consisting primarily of securities that are exempt from Federal income tax and not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The Tax-Exempt Fixed Income Fund will invest as fully as
                  feasible (at least 65% of the value of its total assets) in fixed income securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality, and will invest at least 80% of its net assets in comparably-rated fixed income securities the interest on which is exempt from Federal income tax and which are not subject to taxation as a preference item for purposes of the Federal alternative minimum tax.
                     The remainder of the Fund's assets may be invested in:
                  (i) short-term, tax-exempt commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (ii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; (iii) fixed income options and futures; (iv) asset-backed securities; (v) Receipts; (vi) securities issued or guaranteed by the U.S. Government or its agencies; and (vii) corporate bonds rated in one of the three highest categories by an NRSRO.
                     There are no restrictions on the average maturity of the
                  Fund or the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors.
                  The Fund may invest in options and futures for hedging purposes only.

INTERNATIONAL     The International Fixed Income Fund, formerly the Global
FIXED INCOME      Fixed Income Fund, seeks a high level of total return
FUND              relative to funds with like investment objectives, measured in U.S. dollar terms, from income and capital appreciation by investing in a portfolio consisting of investment quality fixed income securities denominated in foreign currencies.
                     The International Fixed Income Fund will invest as fully
                  as feasible (at least 65% of its total assets) in investment quality fixed income securities of issuers in at least three of the following countries: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy,
                  Japan, Luxembourg, The Netherlands, New Zealand, Norway,
                  Spain, Sweden, Switzerland and the United Kingdom.
                     The Fund strives to take maximum advantage of financial
                  and economic developments and currency fluctuations. All investments will be in high quality securities denominated in various currencies, including the European Currency Unit.
                     Fixed income securities consist of: (i) corporate bonds
                  and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of investment; (iii) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (iv) obligations of supranational entities; (v) repurchase agreements involving such securities; (vi) loan participations, in which the Fund will not invest more than 5% of its total assets; and (vii) swaps, fixed income options and futures.
                     Any remaining Fund assets will be invested in: (i)
                  securities denominated in U.S. dollars or foreign currencies comparable in quality to the fixed income instruments described above; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) short-term bank obligations, including certificates of deposit, time deposits, and bankers' acceptances of U.S. or foreign commercial banks or savings and loans institutions with assets as of the end of their most recent fiscal year of at least $500 million or its equivalent in appropriate foreign currency measured using currency exchange rates in effect at the time of investment; (iv) mortgage-backed securities rated in the highest two rating categories by an NRSRO; (v) asset-backed securities rated in the highest three rating categories by an NRSRO; (vi) Receipts; (vii) GICs; and (viii) BICs.
                     There are no restrictions on the average maturity of the
                  Fund or on the maturity of any single instrument. Maturities may vary widely depending on the Advisor's assessment of interest rate trends and other economic and market factors.
                  The Fund may invest in options and futures for hedging purposes only.

LIMITED           The Limited Volatility Fixed Income Fund seeks a high level
VOLATILITY        of current income, consistent with relative stability of
FIXED INCOME      principal, by investing primarily in a portfolio consisting
FUND              of short- and intermediate-term fixed income securities.
                     The Limited Volatility Fixed Income Fund will invest as
                  fully as feasible (at least 65% of its total assets) in the following short- and intermediate-term taxable fixed income obligations: (i) corporate bonds and debentures rated in the highest four rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (iii) short-term commercial paper rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase; (iv) short-term bank obligations: certificates of deposit, time deposits, and bankers' acceptances of U.S. commercial banks or savings and loans institutions with assets of at least $500 million as of the end of their most recent fiscal year; (v) U.S.
                  dollar denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) U.S. dollar denominated obligations of supranational entities rated in the highest three rating categories by an NRSRO; (vii) mortgage-backed securities rated in the highest two rating categories by an NRSRO; (viii) asset-backed securities rated in the highest three rating categories by an NRSRO; (ix) Receipts; (x) repurchase agreements involving such securities; (xi) swaps;
                  (xii) municipal notes rated in the highest two rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality; and (xiii) municipal bonds rated in the highest three rating categories by an NRSRO or, if unrated, determined by the Advisor to be of comparable quality. The Fund will also invest in fixed income options and futures for hedging purposes only.
                     The Fund may also invest in dollar roll transactions,
                  variable and floating rate obligations, forward commitments, when-issued securities, and securities of foreign issuers.
                  In addition, the Fund may lend the securities in which it is invested under certain conditions.

                     The dollar-weighted average maturity of the Fund will be
                  less than six years. The Advisor may shorten the average maturity substantially, as a temporary defensive position, in anticipation of a change in the interest rate environment. The Fund currently is not offering its shares to the public.

TREASURY MONEY    The Treasury Money Market Fund seeks to preserve principal
MARKET FUND       value and maintain a high degree of liquidity while
                  providing current income by investing exclusively in U.S.
                  Treasury obligations.
                     The Treasury Money Market Fund invests in bills, notes,
                  and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System
                  (such component parts of obligations are commonly known as "STRIPS" and all of the foregoing obligations are referred to herein collectively as "U.S. Treasury Obligations").
                     The Fund's investments in STRIPS will be limited to
                  components with maturities of less than 397 days. Investing in these securities entails certain risks, including that interest components may be more volatile in value than comparable maturity Treasury bills, as further described in "Description of Permitted Investments and Risk Factors." The
                  Fund will invest primarily in U.S. Treasury Obligations other than STRIPS.

GOVERNMENT        The Government Money Market Fund seeks to provide as high a
MONEY MARKET      level of current income as is consistent with preservation
FUND              of capital and liquidity by investing in obligations of the
                  U.S. Government, its agencies or instrumentalities.
                     The Government Money Market Fund invests exclusively in
                  high quality money market instruments denominated in U.S.
                  dollars consisting of (i) U.S. Treasury Obligations; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (e.g., Government National
                  Mortgage Association ("GNMA"), Fannie Mae, Federal Home Loan
                  Mortgage Corporation ("FHLMC"), Federal Land Bank); and
                  (iii) repurchase agreements involving such obligations.

MONEY MARKET      The Money Market Fund seeks to provide as high a level of
FUND              current income as is consistent with the preservation of
                  capital and liquidity by investing exclusively in high quality money market instruments.
                     The Money Market Fund invests exclusively in the
                  following: (i) U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities; (iii) commercial paper of U.S. and foreign issuers rated in the highest two short-term rating categories of an NRSRO at the time of investment or, if unrated, determined by the Advisor to be of comparable quality; (iv) obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S.
                  commercial banks, U.S. savings and loan institutions, and U.S. and London branches of foreign banks that have total assets of $500 million or more as shown on their last published financial statements at the time of investment;
                  (v) short-term corporate
                  obligations of U.S. and foreign issuers whose commercial paper the Fund may purchase; (vi) repurchase agreements involving such obligations; (vii) obligations of supranational entities; (viii) loan participations; (ix) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations; (x) standby commitments; and (xi) municipal securities. The Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks.

TAX-EXEMPT        The Tax-Exempt Money Market Fund seeks to preserve principal
MONEY MARKET      value and maintain a high degree of liquidity while
FUND              providing current income exempt from Federal income tax and not included as a preference item under the Federal alternative minimum tax.
                     The Tax-Exempt Money Market Fund invests at least 80% of
                  its total assets in eligible securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Federal income tax (collectively, "Municipal Securities"). In pursuing this policy, the Fund may purchase municipal bonds, municipal notes, tax-exempt commercial paper rated in the highest two short-term rating categories by an NRSRO in accordance with SEC regulations at the time of investment or, if unrated, determined by the Advisor to be of comparable quality, and shares of tax-exempt money market funds.
                     The Advisor has discretion to invest up to 20% of the
                  Fund's assets in the aggregate in taxable money market instruments (including repurchase agreements) and securities subject to the Federal alternative minimum tax.

GENERAL
INVESTMENT
POLICIES _______________________________________________________________________

THE EQUITY AND    Each Fund will invest in equity securities only if they are
BALANCED FUNDS    listed on national securities exchanges or actively traded in the over-the-counter market. Each Fund may invest in convertible securities whether or not they are listed on national securities exchanges.
                     Each Fund will invest not more than 10% of its total
                  assets in restricted securities. In addition, a Fund may invest up to 5% of its assets in restricted securities that the Advisor determines are liquid. Each Fund will not invest more than 15% of its net assets in illiquid securities.
                     A Fund may enter into futures contract transactions only
                  to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

THE FIXED         Each Fund may purchase mortgage-backed securities issued or
INCOME AND        guaranteed as to payment of principal and interest by the
BALANCED FUNDS    U.S. Government, its agencies or instrumentalities and
                  mortgage-backed securities issued by non-governmental issuers that are rated in the highest two rating categories of an NRSRO.
                     The Fixed Income Fund, Intermediate Government Fixed
                  Income Fund, Limited Volatility Fixed Income Fund and
                  Balanced Fund may enter into dollar roll transactions with selected banks and broker-dealers.
                     The quality standards of debt securities and other
                  obligations as described for the Funds must be satisfied at the time an investment is made. In the event that an investment held by a Fund is assigned a lower rating or ceases to be rated, the Advisor will promptly reassess whether such security presents suitable credit risks and whether the Fund should continue to hold the security or obligation in its portfolio. If a portfolio security or obligation no longer presents suitable credit risks or is in default, the Fund will dispose of the security or obligation as soon as reasonably practicable unless the Trustees of the Trust determine that to do so is not in the best interest of the Fund.
                     Each Fund will invest not more than 10% of its total
                  assets in restricted securities. In addition, a Fund may invest up to 5% of its assets in restricted securities that the Advisor determines are liquid. Each Fund will not invest more than 15% of its total assets in illiquid securities.
                     A Fund may enter into futures contract transactions only
                  to the extent that obligations under such contracts represent less than 20% of the Fund's assets. The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

THE MONEY         Each Money Market Fund intends to comply with regulations of
MARKET FUNDS      the SEC applicable to funds using the amortized cost method for calculating net asset value found in Rule 2a-7 under the 1940 Act. These regulations impose certain quality, maturity and diversification restraints on investments by the Funds.
                  Under these regulations, the Funds will invest only in U.S.
                  dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. These constraints effectively preclude the Funds from investing in securities with interest rates as high as those of securities that may be acquired by Funds that are permitted to buy lower rated or longer term securities. For a further discussion of these rules, see the "Description of Permitted
                  Investments and Risk Factors--Restraints on Investments by
                  Money Market Funds".
                     Each Money Market Fund will not invest more than 10% of
                  its net assets in illiquid securities.

ALL FUNDS         All Funds may invest in variable and floating rate
                  obligations and may purchase securities on a when-issued basis. A Fund (except the Money Market Funds) may enter into futures contracts and options on futures for bona fide hedging purposes only.

                     In addition, each Fund (with the exception of the
                  Treasury Money Market Fund) reserves the right to engage in securities lending.
                     There will be no limit to the percentage of portfolio
                  securities that a Fund may purchase subject to a standby commitment, but the amount paid directly or indirectly for a standby commitment held by the Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund.
                     For temporary defensive purposes when the Advisor
                  determines that market conditions warrant, the Equity Funds, Fixed Income Funds and Balanced Fund may invest up to 100% of its assets in money market instruments. To the extent a Fund is investing for temporary defensive purposes, the Fund will not be pursuing its investment objective.

RATINGS NRSROs provide ratings for certain instruments in which the Funds may invest. For example, bonds rated in the fourth highest rating category have an adequate capacity to pay principal and interest but may have speculative characteristics as well.
                     For a description of ratings, see the Statement of
                  Additional Information.

CERTAIN RISK FACTORS ___________________________________________________________

                  The investment policies of each Fund entail certain risks and considerations of which an investor should be aware.

Foreign           The International Equity, TransEurope, Latin America Equity,
Securities        Asian Tigers and International Fixed Income Funds will, and certain other Funds may, invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, withholding taxes and changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits.
                     Certain Latin American countries are among the largest
                  debtors to commercial banks and foreign governments. Trading in Sovereign Debt involves a high degree of risk, since the governmental entity that controls the repayment of Sovereign
                  Debt may not be willing or able to repay the principal and/or interest of such debt obligations when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. As a result, Latin American governments may default on their Sovereign Debt, which may require holders of such Sovereign Debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted Sovereign Debt may be collected in whole or in part.
                     Investments in securities of foreign issuers are
                  frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A
                  Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American Markets. This may limit a Fund's ability to effectively hedge its investments in such markets.

INVESTMENT
LIMITATIONS ____________________________________________________________________

                  No Equity, Fixed Income or Balanced Fund may:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund's assets, and does not apply to the Latin America Equity or International Fixed Income Funds.
                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.
                  3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

                  No Money Market Fund may:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such

 ................................................................................
[LOGO OF SEI    INVESTMENT ADVISOR
REMBRANDT(R)
APPEARS HERE]
 ................................................................................

 A Fund's investment advisor manages the investment activities and is responsible for the performance of the Fund. The advisor conducts investment research, executes investment strategies based on an assessment of economic and market conditions, and determines which securities to buy, hold or sell.

 ................................................................................

                    securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. Each Money Market Fund, except the Tax-Exempt Money Market Fund, may invest up to 25% of its assets in securities of a single issuer for a period of up to three business days if such securities qualify as "first tier securities" under applicable SEC Rules.
                 2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or securities the interest upon which is paid from revenue of similar type industrial development projects, provided that this limitation does not apply to (i) investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in repurchase agreements involving such securities; and (ii) obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks; or (iii) tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) supranational entities will be considered to be a separate industry.
                 3. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements, and (iii) engage in securities lending.
                    The foregoing percentages will apply at the time of the
                 purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR ____________________________________________________________________

                 The Trust and ABN AMRO Asset Management (USA) Inc. (the "Advisor") (formerly LaSalle Street Capital Management, Ltd.), 208 South LaSalle Street, Chicago, Illinois 60604-1003 have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the Funds' investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust.

                     The Advisor is entitled to a fee, which is calculated
                  daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Value, Growth, Small Cap and International Fixed Income Funds; 1.00% of the average daily net assets of the International Equity, TransEurope, Latin America Equity and Asian Tigers Funds; .70% of the average daily net assets of the Balanced Fund; .60% of the average daily net assets of the Fixed Income, Intermediate Government Fixed Income, Tax-Exempt Fixed Income and Limited Volatility Fixed Income Funds; .35% of the average daily net assets of the Treasury Money Market, Money Market and Tax-Exempt Money Market Funds; and .20% of the average daily net assets of the Government Money Market Fund. The Advisor may voluntarily waive a portion of its fee in order to limit the total operating expenses of the Funds. The Advisor reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time.
                     For the fiscal year ended December 31, 1996, the Advisor
                  received an advisory fee of .80% for the Value Fund, .80% for the Growth Fund, .80% for the Small Cap Fund, 1.00% for the International Equity Fund, 1.00% for the Asian Tigers Fund, 1.00% for the Latin America Equity Fund, .70% for the Balanced Fund, .50% for the Fixed Income Fund, .50% for the Intermediate Government Fixed Income Fund, .48% for the Tax-Exempt Fixed Income Fund, .80% for the International Fixed Income Fund, .19% for the Treasury Money Market Fund, .20% for the Government Money Market Fund, .20% for the Money Market Fund and .19% for the Tax-Exempt Money Market Fund. The TransEurope Fund and Limited Volatility Fixed Income Fund had not commenced operations at fiscal year end.
                     ABN AMRO Asset Management (USA) Inc. was organized in
                  March, 1991 under the laws of the State of Delaware. The Advisor manages assets for corporations, unions, governments, insurance companies and charitable organizations. As of December 31, 1996, total assets under management by the Advisor were approximately $3.4 billion.
                     The Advisor is a direct, wholly-owned subsidiary of ABN
                  AMRO Capital Markets Holding, Inc., which is an indirect, wholly-owned subsidiary of ABN AMRO Holding N.V., a Netherlands company.
                     Jac A. Cerney, Senior Vice President of the Advisor, has
                  served as portfolio manager for the Value and Balanced Funds since their inception. Mr. Cerney has been associated with the Advisor and its predecessor since April, 1990.
                     Keith Dibble, Senior Vice President of the Advisor, has
                  served as portfolio manager for the Growth Fund since its inception. Mr. Dibble has been associated with the Advisor and its predecessor since 1987.
                     Marc G. Borghans, Vice President of the Advisor, has
                  served as co-manager of the Small Cap Fund since March, 1997 and as manager since July, 1997. Mr. Borghans has been associated with the Advisor or its affiliates since 1988.
                     Mark W. Karstrom, Senior Vice President of the Advisor,
                  has served as portfolio manager for the Intermediate Government Fixed Income Fund and the Limited Volatility

                  Fixed Income Fund since September, 1996. Mr. Karstrom joined the Advisor in August 1996. He served as a Vice President, Portfolio Manager with Norwest Investment Management and
                  Trust and a predecessor firm from May, 1985 to July, 1996.
                     Charles H. Self, III, Senior Vice President of the
                  Advisor, has served as portfolio manager for the Fixed
                  Income Fund since October, 1995. He served as the portfolio manager for the Tax-Exempt Fixed Income Fund since September, 1996 to June, 1997, and co-manager of the Tax-Exempt Fixed Income Fund from April, 1997 to June, 1997. Mr. Self joined the Advisor in October, 1995. He served as a Vice President with CSI Asset Management from December, 1988 to July, 1995.
                     Phillip P. Mierzwa, Assistant Vice President of the
                  Advisor, has served as co-manager of the Tax-Exempt Fixed Income Fund since April, 1997. He has been associated with the Advisor or its affiliates since February, 1990.
                     Gregory D. Boal, Senior Vice President of the Advisor,
                  has served as portfolio manager of the fixed income portion of the Balanced Fund since April, 1997 and as co-manager of the Tax-Exempt Fixed Income Fund since July, 1997. Mr. Boal joined the Advisor in March, 1997. He served as Manager, Fixed Income Division of First Citizens Bank from November, 1989 to March, 1997.

THE SUB-ADVISOR ________________________________________________________________
                  ABN AMRO-NSM International Funds Management B.V. (the "Sub-Advisor"), Hoogoorddreef 66-68, P.O. Box 283, 1000 EA Amsterdam, The Netherlands, serves as the investment sub-advisor of the International Equity Fund, TransEurope Fund, Asian Tigers Fund, International Fixed Income Fund and Latin America Equity Fund pursuant to a Sub-Advisory Agreement with the Advisor. The Sub-Advisor is a holding company affiliate of the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Funds, selects investments and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of the Trustees of the Trust and the Advisor. The Sub-Advisor has approximately $828 million under management, and manages two non-U.S. investment companies.
                     Wypke Postma fund manager with the Sub-Advisor, has
                  served as portfolio manager for the International Equity
                  Fund since March, 1997. Mr. Postma has been associated with the Sub-Advisor and/or its affiliates since 1984.
                     Alex Ng has served as portfolio manager for the Asian
                  Tigers Fund since July, 1995. Mr. Ng has been associated with the Sub-Advisor and/or its parent since 1988. Mr. Ng also serves as the Far East Director of Asset Management for a Hong Kong-based affiliate of the Advisor.
                     Felix Lanters, portfolio manager for the TransEurope
                  Fund, has been associated with the Sub-Advisor and/or its parent since 1987.

                     Wouter Weijand has served as portfolio manager for the
                  International Fixed Income Fund since September, 1997. Mr. Weijand has worked in various investment management positions with ABN AMRO and/or its affiliates since 1984.
                     Jan-Wim Derks, an officer of the Sub-Advisor, has served
                  as portfolio manager for the Latin America Equity Fund since its inception. Mr. Derks has served as a Portfolio Manager with ABN AMRO and/or its affiliates since 1989.
                     For services provided and expenses incurred pursuant to
                  the Sub-Advisory Agreement, AANIFM is entitled to receive from the Advisor a fee, which is computed daily and paid quarterly, at the annual rate of .50% of the average daily net assets of each of the International Equity Fund, TransEurope Fund, Latin America Equity Fund and Asian Tigers Fund, and .40% of the average daily net assets of the International Fixed Income Fund. The Sub-Advisor received fees from the Advisor of .50% for the Asian Tigers Fund, .50% for the Latin America Equity Fund and International Equity Fund and .40% for the International Fixed Income Fund for the fiscal year ended December 31, 1996.

THE ADMINISTRATOR ______________________________________________________________
                  SEI Fund Resources (the "Administrator"), Oaks,
                  Pennsylvania, 19456, a Delaware business trust, provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator.
                     The Administrator is entitled to a fee, which is
                  calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Funds.

THE TRANSFER
AGENT __________________________________________________________________________
                  DST Systems, Inc., 1004 Baltimore Avenue, Kansas City, Missouri 64105, serves as the transfer agent, and dividend disbursing agent for the Trust. Compensation for these services is paid under a transfer agency agreement with the Trust.

THE DISTRIBUTOR ________________________________________________________________
                  Rembrandt(R) Financial Services Company (the "Distributor"), Oaks, Pennsylvania 19456, a subsidiary of SEI Financial Services Company, and the Trust are parties to a distribution agreement (the "Distribution Agreement").
                     It is possible that a financial institution may offer
                  different classes of shares of the Funds to its customers and the shares of such customers may be assessed for different distribution expenses with respect to different classes of shares.
                     The Funds may execute brokerage or other agency
                  transactions through an affiliate of the Advisor or through the Distributor for which the affiliate of the Distributor receives compensation.

                     The Trust also offers Investor Shares which are sold with
                  a shareholder servicing fee and a 12b-1 fee primarily to institutions and individuals through financial Intermediaries which have established a dealer agreement with the Distributor. For more information about Investor Shares, you may contact your financial Intermediary or call 1-800-443-4725.

PERFORMANCE ____________________________________________________________________
THE EQUITY,       From time to time, the Funds may advertise yield and total
BALANCED AND      return. These figures will be based on historical earnings
FIXED INCOME      and are not intended to indicate future performance. The
FUNDS             yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period.
                  The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year, and is shown as a percentage of the investment.
                     The total return of a Fund refers to the average
                  compounded rate of return on a hypothetical investment, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.
                  The total return of a Fund may also be quoted as a dollar amount, on an aggregate basis, or an actual basis.

THE MONEY         From time to time a Fund may advertise its current yield and
MARKET FUNDS      effective compound yield. Both yield figures are based on
                  historical earnings and are not intended to indicate future performance. The current yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective compound yield is calculated similarly, but when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective compound yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The Tax-
                  Exempt Money Market Fund may also advertise a tax-equivalent yield, which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Tax-Exempt Money
                  Market Fund's yield, assuming certain tax brackets for a shareholder.

ALL FUNDS         A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services
                  (such as Lipper Analytical Securities Corp.) or by financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. A Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted

 ................................................................................

[LOGO OF SEI       TAXES
REMBRANDT(R)
APPEARS HERE]

 You must pay taxes on your Fund's earnings, whether you take your payments in cash or additional shares.
 ................................................................................

                 performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.
                    A Fund may quote various measures of volatility and
                 benchmark correlation in advertising, and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate the validity of a comparative benchmark. Measures of volatility and correlation are calculated using averages of historical data and cannot be precisely calculated.
                    Additional performance information is set forth in the
                 1996 Annual Report to Shareholders, and is available upon request and without charge by calling 1-800-443-4725.
                    The portfolio turnover rates for the Small Cap, Balanced,
                 Fixed Income, and Intermediate Government Fixed Income Funds for the fiscal year ended December 31, 1996, were 158%, 104%, 194%, and 179%, respectively. A high turnover rate will result in higher transaction costs and may result in additional tax consequences for shareholders.
                    The performance of Common Shares of each Fund will
                 normally be higher than that of Investor Shares because of the additional distribution and administrative services expenses charged to Investor Shares.

TAXES __________________________________________________________________________
                 The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be
                 changed by legislative, judicial, or administrative action.
                 No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Fund or its shareholders. In addition, state and local tax
                 consequences on an investment in a Fund may differ from the
                 Federal income tax consequences described below. Accordingly, you are urged to consult your tax advisor regarding specific questions as to Federal, state, and local income taxes.
                 Additional information concerning taxes is set forth in the
                 Statement of Additional Information.
Tax Status of    Each Fund is treated as a separate entity for Federal
the Funds        income tax purposes and is not combined with the
                 Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code. As long as each Fund qualifies for this special tax treatment, it will be relieved of Federal income

 ................................................................................
[LOGO OF SEI      DISTRIBUTIONS
REMBRANDT(R)
APPEARS HERE]
 ................................................................................

 The Fund distributes income dividends and capital gains. Income dividends represent the earnings from the Fund's investments; capital gains distributions occur when investments in the Fund are sold for more than the origi-nal purchase price.
 ................................................................................

                 tax on that part of its net investment income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) which is distributed to shareholders.

Tax Status of    Each Fund will distribute all of its net investment income
Distributions    (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to you as ordinary income whether received in cash or in additional shares. Any net capital gains will be distributed annually as capital gains distributions and will be treated as gain from the exchange of a capital asset held for more than one year, regardless of how long you have held shares and regardless of whether you receive the distributions are received in cash or in additional shares. Each Fund will notify you annually of the Federal income tax character of all distributions.
                    Certain securities purchased by a Fund (such as STRIPS,
                 TRs, TIGRs and CATS, defined in "Description of Permitted
                 Investments and Risk Factors"), are sold at original issue discount, and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.
                    Income received on U.S. obligations is exempt from tax at
                 the state level when received directly by a Fund and may be exempt, depending on the state, when received by you as income dividends from the Fund, provided certain state-specific conditions are satisfied. Each Fund will inform you annually of the percentage of income and distributions derived from U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.
                    Dividends declared by a Fund in October, November or
                 December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year, if paid by the Fund at any time during the following
                 January.
                    Each Fund intends to make sufficient distributions prior
                 to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.
                    Investment income received by a Fund from sources within
                 foreign countries may be subject to foreign income taxes withheld at the source. The International Equity Fund,

                  TransEurope Fund, Latin America Equity Fund, Asian Tigers Fund and International Fixed Income Fund expect to be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes withheld.
                     As a general rule, income dividends (not capital gain
                  distributions) paid by a Fund, to the extent the dividend is derived from dividends received from domestic corporations, may conditions are met, qualify for the dividends received deduction for corporate shareholders. Distributions of net capital gains from any Fund do not qualify for the dividends received deduction.
                     Dividends paid by the Fixed Income Funds will not qualify
                  for the dividends received deduction for corporate shareholders.
                     Each of the Tax-Exempt Fixed Income Fund and Tax-Exempt
                  Money Market Fund intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations, the interest on which is exempt from federal income tax. So long as this and certain other requirements are met, dividends consisting of such Funds' net tax-exempt interest income will be exempt interest dividends, which are exempt from federal income tax in the hands of the shareholders of the Fund, but may have alternative minimum tax consequences. See the Statement of Additional Information.
                     Current federal income tax laws limit the types and
                  volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt interest dividends." Accordingly, municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or certain industrial development bonds. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds. Current federal tax law also makes interest on certain tax-exempt bonds a tax preference item for purposes of the individual and corporate alternative minimum tax.
                     Interest on indebtedness incurred by shareholders to
                  purchase or carry shares of the Tax-Exempt Fixed Income Fund and the Tax-Exempt Money Market Fund is generally not deductible for federal income tax purposes.
                     Each sale, exchange, or redemption of Fund shares is a
                  taxable event to you.

 ................................................................................
[LOGO OF SEI       BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN:
REMBRANDT(R)
APPEARS HERE]

 . The account number and Fund name are shown
 . The amount of the transaction is specified in dollars or share s
 . Signatures of all owners appear exactly as they are registered on the account
 . Any required signature guarantees (if applicable) are included
 . Other supporting legal documents (as necessary) are present
 ................................................................................

ADDITIONAL INFORMATION ABOUT DOING BUSINESS WITH US ____________________________

Business Days    You may buy, redeem or exchange shares on days on which the
                 New York Stock Exchange is open for business (a "Business
                 Day"). However, shares of a Money Market Fund cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers.
                    A purchase order for Common Shares of the Equity, Balanced and Fixed Income Funds will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order before 4:00 p.m., Eastern time. However, an order may be canceled if the Custodian does not receive federal funds before 4:00 p.m., Eastern time on the next Business Day, and the investor could be liable for any fees or expenses incurred by the Trust. The purchase price of Common Shares of the Fund is the net asset value next determined after a purchase order is effective.
                    A purchase order for Common Shares of the Money Market Funds will be effective as of the day received by the Transfer Agent and eligible to receive dividends declared the same day if the Transfer Agent receives the order and the Custodian receives
                 Federal funds payment before 1:00 p.m., Eastern time on such day. Otherwise, the purchase order will be effective the next
                 Business Day. Your Intermediary may have earlier cutoff times for share transactions. If you purchased shares through an Intermediary, please contact your Intermediary for more information about its order requirements.

Minimum          The minimum initial investment is $2,000; however, the
Investment       minimum investment may be waived at the Distributor's
                 discretion. All subsequent purchases must be at least $100.
                 The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term movements. Consequently, the Trust reserves the right to reject a purchase order for Common
                 Shares when the Trust or the Transfer Agent determines that it is not in the best interest of the Trust or its shareholders to accept such order. Your Intermediary may impose its own minimum initial and subsequent investment requirements. If you purchased shares through an Intermediary, you should contact your Intermediary for information about any such requirements.

Maintaining a    Due to the relatively high cost of handling small
Minimum          investments, each Fund reserves the right to redeem, at net
Account          asset value, your shares if, because of redemptions of shares
Balance          by or on your behalf, your account in any Fund has a value of less than $1,000, the minimum initial
                  purchase amount. Accordingly, if you purchase shares of any Fund in only the minimum investment amount, you may be subject to such involuntary redemption if you thereafter redeem any of these shares. Before any Fund exercises its right to redeem such shares and send the proceeds you, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount that will increase the value of the account to at least $1,000. See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.
                    Your Intermediary also may have requirements for
                  maintaining a minimum account balance. If you purchased shares through an Intermediary, you should contact your Intermediary for information about any such arrangements.

Net Asset Value   The purchase price of a share of the Funds is the net asset value per share next computed after the order is received and accepted by the Trust. The selling price of a share of the Funds is the net asset value per share next determined after receipt of the request for redemption in good order.
                  The net asset value per share of the Money Market Funds is calculated as of 1:00 p.m., Eastern time, each Business Day.
                  The net asset value of the Equity, Balanced and Fixed Income
                  Funds is determined as of the regular close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) each Business Day.

How the Net       The net asset value per share of a Fund is determined by
Asset Value is    dividing the total market value of the Fund's investments
Determined        and other assets, less any liabilities, by the total number of outstanding shares of the Fund. The Equity, Balanced and Fixed Income Funds value their portfolio securities at the last quoted sales price for such securities, or, if there is no such reported sales price on the valuation date, at the most recent quoted bid price. The investments of the Money
                  Market Funds will be valued using the amortized cost method described in the Statement of Additional Information. The
                  Funds may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, call features, ratings, and developments related to a specific security.

GENERAL INFORMATION ____________________________________________________________
The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated September 17, 1992, and amended September 28, 1992 and October 20, 1992. The
                  Declaration of Trust permits the Trust to offer shares of separate funds and different classes of each fund. The Trust consists of the following funds: Money Market Fund, Government Money Market Fund, Treasury Money Market Fund,
                  Tax-Exempt Money Market Fund, Fixed Income Fund,
                  Intermediate Government Fixed Income Fund, Tax-Exempt Fixed
                  Income Fund, International Fixed Income Fund, Limited
                  Volatility Fixed Income Fund, Latin America Equity Fund,
                  Value Fund, Growth Fund, Small Cap Fund, International
                  Equity Fund, TransEurope Fund, Asian Tigers Fund and
                  Balanced Fund. All
                  consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that fund, and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds. As of December 31, 1996, the Limited Volatility Fixed
                  Income Fund and TransEurope Fund had not commenced operations. The Latin America Equity Fund is not available for purchase in Investor Shares. Each Fund offers two classes of shares: Common Shares and Investor Shares. Each class has its own expense structure and other characteristics. Investor Shares are offered through a separate prospectus.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws governing business trusts in the
                  Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class.
                  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings, but such meetings will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial information semi-
                  annually and audited financial statements annually. The
                  Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

Shareholder       Shareholder inquiries should be directed to the
Inquiries         Administrator, Oaks, Pennsylvania, 19456, at 1-800-443-4725.

Dividends         Substantially all of the net investment income (not
                  including capital gains) of the Value, Growth, Small Cap, Balanced, Fixed Income, Intermediate Government Fixed
                  Income, Tax-Exempt Fixed Income and Limited Volatility Fixed
                  Income Funds is distributed in the form of monthly dividends, and that of the International Equity, Latin
                  America Equity, TransEurope, Asian Tigers and International
                  Fixed Income Funds is distributed in the form of dividends at least annually. Shareholders who own shares at the close of business on the record date will be entitled to receive the dividend.
                  Currently, capital gains of the Funds, if any, will be distributed at least annually.
                     The net investment income (exclusive of capital gains) of
                  each of the Money Market Funds is distributed in the form of dividends, which are declared daily and distributed monthly to shareholders. Currently, capital gains of the Funds, if any, will be distributed at least annually.
                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution.
                     Dividends and distributions of the Funds are paid on a
                  per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.
                     The Trust believes that as of April 1, 1997, banking
                  affiliates of ABN AMRO Capital Markets Holding, Inc. owned of record or beneficially, substantially all of the Common
                  Shares of the Value, Growth, Small Cap, International
                  Equity, Asian Tigers, Balanced, Fixed Income, Intermediate
                  Government Fixed Income, Tax-Exempt Fixed Income,
                  International Fixed Income, Treasury Money Market,
                  Government Money Market, Money Market and Tax-Exempt Money
                  Market Funds. As a consequence, these banking affiliates may be deemed to "control" these Funds within the meaning of the 1940 Act.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Auditors          Ernst & Young LLP serves as the independent auditors of the
                  Trust.

Custodians        CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
                  7618, Philadelphia, Pennsylvania 19101, acts as Custodian of the Trust. Morgan Stanley Trust Company, serves as foreign
                  Sub-Custodian of the Trust. The Custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS __________________________

                  The following is a description of certain of the permitted investments and risk factors for the Funds:

American          ADRs are securities, typically issued by a U.S. financial
Depositary        institution (a "depositary"), that evidence ownership
Receipts          interests in a security or a pool of securities issued by a
("ADRs")          foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Asset-Backed      Asset-backed securities consist of securities secured by
Securities        company receivables, truck and auto loans, leases and credit
(Non-mortgage)    card receivables. Such securities are generally issued as
                  pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purpose of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Advisor determines they are suitable.

Bankers'          Bankers' acceptances are bills of exchange or time drafts
Acceptances       drawn on and accepted by a commercial bank. Bankers'
                  acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

Bank Investment   BICs are contracts issued by U.S. banks and savings and loan
Contracts ("BICs")institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, BICs are not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, BICs are considered to be illiquid investments.

Certificates of   Certificates of deposit are interest bearing instruments
Deposit           with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

Commercial        Commercial paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from a few to 270 days.

Convertible       Convertible securities are corporate securities that are
Securities        exchangeable for a set number of shares of another security at a prestated price. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Dollar Rolls      Dollar roll transactions consist of the sale of mortgage-
                  backed securities to a bank or broker-dealer, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate.
                  Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security.
                     If the broker-dealer to whom a Fund sells the security
                  becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted. Also, the value of the security may change adversely over the term of the dollar roll, such that the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Equity            Equity securities are common stocks and common stock
Securities        equivalents consisting of securities convertible into common stocks and securities having common stock characteristics
                  (i.e., rights and warrants to purchase common stocks, sponsored and unsponsored ADRs and equity securities of closed-end investment companies. Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will not affect a Fund's net asset value.

Fixed Income      The market value of fixed income investments will change in
Securities        response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of securities with longer maturities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by NRSROs in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.

Forward Foreign   A forward contract involves an obligation to purchase or
Currency          sell a specific currency amount at a future date, agreed
Contracts         upon by the parties, at a price set at the time of the
                  contract.
                     At the maturity of a forward contract, a Fund may either
                  sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

Futures           Futures contracts provide for the future sale by one party
Contracts and     and purchase by another party of a specified amount of a
Options on        specific security at a specified future time and at a
Futures           specified price. An option on a futures contract gives the
Contracts         purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.
                     Stock and bond index futures are futures contracts for
                  various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.
                     Eurodollar futures are U.S. dollar-denominated futures
                  contracts or options thereon which are linked to the London
                  Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time.
                  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of the funds and sellers to obtain a fixed rate for borrowings.
                     No price is paid upon entering into futures contracts.
                  Instead, a Fund is required to deposit an amount of cash or U.S. Treasury securities known as "initial margin."
                  Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.
                     In order to avoid leveraging and related risks, when a
                  Fund purchases futures contracts, it will collateralize its position by depositing an amount of liquid securities, cash or cash equivalents, equal to the market value of the futures positions held, less margin deposits, in a segregated account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.
                     There are risks associated with these activities,
                  including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option;
                  (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

Guaranteed        GICs are contracts issued by U.S. insurance companies.
Investment        Pursuant to such contracts, the Fund makes cash
Contracts         contributions to a deposit fund of the insurance company's
("GICs")          general account. The insurance company then credits to the
                  Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies. For this reason, GICs are considered by a Fund to be illiquid investments.

Illiquid          Illiquid securities are securities that cannot be disposed
Securities        of within 7 business days at approximately the price at
                  which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding 7 days, if there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length.

Loan              Loan participations are interests in loans to U.S.
Participations    corporations which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower corporation will be deemed to be the issuer of the participation interest except to the extent a Fund derives its rights from the intermediary bank.
                  Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower.
                  Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank, (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent. The secondary market, if any, for these loan participations is limited.

Mortgage-Backed   Mortgage-backed securities are instruments that entitle the
Securities        holder to a share of all interest and principal payments
                  from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, balloon mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate.
                  Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.
                     Government Pass-Through Securities: These are securities
                  that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury.
                     Private Pass-Through Securities: These are mortgage-
                  backed securities issued by a non-governmental entity, such as a trust or corporation. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.
                     In a CMO, series of bonds or certificates are usually
                  issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways.
                  Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.
                     A REMIC is a CMO that qualifies for special tax treatment
                  under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.
                  Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests.
                  Guaranteed REMIC pass-through certificates ("REMIC
                  Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae. FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC
                  REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates.

                     Stripped Mortgage-Backed Securities ("SMBs"):  SMBs are
                  usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities.

Municipal         Municipal securities consist of (i) debt obligations issued
Securities        by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
                     Municipal securities include both municipal notes and
                  municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

Obligations of    Supranational entities are entities established through the
Supranational     joint participation of several governments, and include the
Entities          Asian Development Bank, Inter-American Development Bank,
                  International Bank for Reconstruction and Development (World
                  Bank), African Development Bank, European Economic
                  Community, European Investment Bank and Nordic Investment
                  Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Options A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
                     A Fund may purchase put and call options to protect
                  against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.
                     A Fund may write covered put and call options as a means
                  of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.
                     A Fund may purchase and write options on an exchange or
                  over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.
                     A Fund may purchase and write put and call options on
                  foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, cash equivalents or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.
                     A Fund may purchase and write put and call options on
                  indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or cash equivalents with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.
                     Risk Factors. Risks associated with options transactions
                  include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

Receipts Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, receipts may be subject to greater price volatility than interest paying U.S. Treasury obligations.

Repurchase        Repurchase agreements are agreements by which a Fund obtains
Agreements        a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund or its agent will have actual or constructive possession of the securities held as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 100% of the purchase price. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

Restraints on     Investments by each Money Market Fund are subject to
Investments by    limitations imposed under regulations adopted by the SEC.
Money Market      Under these regulations, money market funds may acquire only
Funds             obligations that present minimal credit risks and that are
                  "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. The
                  Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, in the case of taxable money market funds, investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. A taxable money market fund may hold up to 25% its assets in first tier securities of a single issuer for three Business Days.

Restricted        Restricted securities are securities that may not be sold
Securities        freely to the public absent registration under the
                  Securities Act of 1933 or an exemption from registration.

Rights Rights are instruments giving shareholders the right to purchase shares of newly issued common stock below the public offering price before they are offered to the public.

Securities        In order to generate additional income, a Fund may lend the
Lending           securities in which it is invested pursuant to agreements
                  requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S.
                  Government or its agencies equal at all times to 100% of the market value plus accrued interest of the loaned securities.
                  Collateral is marked to market daily. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

Standby           Securities subject to standby commitments or puts permit the
Commitments       holder thereof to sell the securities at a fixed price prior
and Puts          to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price.
                  However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security.

Swaps, Caps,      Interest rate swaps, mortgage swaps, currency swaps and
Floors and        other types of swap agreements such as caps, floors and
Collars           collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
                     In a typical cap or floor agreement, one party agrees to
                  make payments only under specified circumstances, usually in return for payment of a fee by the other party.
                     Swap agreements will tend to shift a Fund's investment
                  exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and their share price and yield.

Time Deposits     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits with a withdrawal penalty are considered to be illiquid.

U.S. Government   Obligations issued or guaranteed by agencies of the U.S.
Agency            Government, including, among others, the Federal Farm Credit
Obligations       Bank, the Federal Housing Administration and the Small
                  Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage
                  Corporation, the Federal Land Banks and the U.S. Postal
                  Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government
                  National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S.
                  Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. Treasury     U.S. Treasury obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury.
Variable and      Certain obligations may carry variable or floating rates of
Floating Rate     interest, and may involve conditional or unconditional
Instruments       demand features. Such instruments bear interest at rates
                  which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Warrants Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and   When-issued or delayed delivery basis transactions involve
Delayed           the purchase of an instrument with payment and delivery
Delivery          taking place in the future. Delivery of and payment for
Securities        these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with cash or cash equivalents in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate. When investing in when-issued securities, a Fund will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for the purpose of leveraging.

                               Rembrandt Funds(R)
                              Investment Advisor:
                      ABN AMRO Asset Management (USA) Inc.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of Rembrandt Funds(R) (the "Trust") and should be read in conjunction with the appropriate prospectus. The Trust has two prospectuses, dated April 30, 1997 (and revised October 10, 1997). One Prospectus relates to Common Shares of each Fund and the other relates to Investor Shares of each Fund. Prospectuses may be obtained by writing to the Distributor, Rembrandt(R) Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-443-4725.

                               TABLE OF CONTENTS

THE TRUST...................................................................  2
DESCRIPTION OF PERMITTED INVESTMENTS........................................  3
INVESTMENT LIMITATIONS.....................................................  14
NON-FUNDAMENTAL POLICIES...................................................  16
THE ADVISOR................................................................  17
THE SUB-ADVISOR............................................................  18
THE ADMINISTRATOR..........................................................  19
DISTRIBUTION AND SHAREHOLDER SERVICING.....................................  20
TRUSTEES AND OFFICERS OF THE TRUST.........................................  23
COMPUTATION OF YIELD.......................................................  25
CALCULATION OF TOTAL RETURN................................................  28
PURCHASE AND REDEMPTION OF SHARES..........................................  30
LETTER OF INTENT...........................................................  31
DETERMINATION OF NET ASSET VALUE...........................................  31
TAXES......................................................................  32
PORTFOLIO TRANSACTIONS.....................................................  36
TRADING PRACTICES AND BROKERAGE............................................  36
DESCRIPTION OF SHARES......................................................  41
SHAREHOLDER LIABILITY......................................................  41
5% AND 25% SHAREHOLDERS....................................................  42
LIMITATION OF TRUSTEES' LIABILITY..........................................  44
FINANCIAL STATEMENTS.......................................................  45
APPENDIX..................................................................  A-1

April 30, 1997
(As revised October 10, 1997)
REM-F-007-07

THE TRUST

Rembrandt Funds(R) is an open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated September 17, 1992. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each fund. Shareholders may purchase shares through two separate classes, the Common Shares and the Investor Shares, which provide for variations in distribution costs, voting rights and dividends. Except for these differences between Common Shares and Investor Shares, each share of each fund represents an equal proportionate interest in that fund. See "Description of Shares." This Statement of Additional Information relates to the Common Shares and Investor Shares of the following funds: Value Fund, Growth Fund, Latin America Equity Fund, Small Cap Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund (collectively, the "Equity Funds"), Fixed Income Fund (formerly the Taxable Fixed Income Fund), Intermediate Government Fixed Income Fund (formerly the Short/Intermediate Government Fixed Income Fund), Tax-Exempt Fixed Income Fund, International Fixed Income Fund (formerly the Global Fixed Income Fund), Limited Volatility Fixed Income Fund (collectively, the "Fixed Income Funds"), Balanced Fund (the "Balanced Fund"), Money Market Fund, Government Money Market Fund, Treasury Money Market Fund and Tax-Exempt Money Market Fund (collectively, the "Money Market Funds" and together with the Equity, Balanced and Fixed Income Funds, the "Funds").


DESCRIPTION OF PERMITTED INVESTMENTS

Variable Amount Master Demand Notes

Variable amount master demand notes may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

Brady Bonds

"Brady Bonds" are a particular type of Latin American debt security. During 1990, the Mexican external debt markets experienced significant changes with the completion of the "Brady Plan" restructurings in those markets. The restructurings provided for the exchange of loans and cash for newly issued bonds ("Brady Bonds"). Brady Bonds fall into two categories: collaterized Brady Bonds and bearer Brady Bonds. Both types of Brady Bonds are issued in various currencies, primarily the U.S. dollar. Brady Bonds are actively traded in the over-the-counter secondary market for Latin American debt. U.S. dollar-denominated collaterized bonds, which may be fixed par bonds or floating rate discount bonds, are collaterized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year of rolling interest payments are collaterized by cash or other investments.

Floating Rate Notes

Floating rate notes will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be rated in the third highest rating category or, in the Advisor's opinion, be of comparable quality. The Advisor will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Advisor may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

GNMA Certificates

GNMA Certificates are securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

Junk Bonds

Junk bonds are debt securities which are rated below investment grade or are not rated. When debt securities are rated, it is expected that such ratings will generally be below investment grade. Below investment grade securities are debt securities rated BB or lower by S&P or Ba or lower by Moody's or, if unrated, deemed by the Advisor or Sub-Advisor to be of comparable quality. Securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Mortgage-Backed Securities

Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds that are secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and
                    --- ----
principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Certain of the Funds also may invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.
These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Asset-Backed Securities

Asset-backed securities include company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Principal and interest on non-mortgage asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holder of the asset-backed securities. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

STRIPS

Separately traded interest and principal securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Advisor will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate the Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Advisor will purchase for Money Market Funds only STRIPS that have a remaining maturity of 397 days or less; therefore, the Money Market Funds currently may purchase only interest component parts of U.S. Treasury Securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.

Repurchase Agreements

Repurchase agreements, into which each of the Funds, except the Treasury Money Market Fund, is permitted to enter, are agreements by which a person (e.g., a
                                                                      ----
Fund) obtains a security and simultaneously commits to return the security to the seller (primary securities dealer recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Funds for purposes of their investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 100% of the resale price stated in the agreement (the Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as an unsecured creditors and required to return the underlying securities to the seller's estate.

Municipal Securities

Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) rated in the highest two rating categories by an NRSRO or (ii) if not rated, of equivalent quality in the Advisor's judgment.

Municipal bonds must be rated in the highest four rating categories by an NRSRO at the time of investment or, if unrated, must be deemed by the Advisor to have essentially the same characteristics and quality as bonds rated in the above rating categories. The Advisor may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Commercial Paper

Investments in tax-exempt commercial paper will be limited to investments in obligations rated in one of the two highest rating categories by an NRSRO at the time of investment, or determined by the Advisor to be of equivalent quality.

Standby Commitments, or Puts

The Advisor has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Advisor believes present minimal credit risks, and the Advisor will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (i.e., on a parity with
                                                       ----
all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put, but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued which are held by the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Options

Put and call options may be used by a Fund from time to time as the Advisor deems to be appropriate except as limited by each Fund's investment restrictions, but will not be used for speculative purposes. Among the strategies the Advisor may use are: protective puts on stocks owned by a Fund, buying calls on stocks a Fund is attempting to buy and writing covered calls on stocks a Fund owns.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction" -- the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Fund may buy protective put options from time to time on such portion of its assets as the Advisor determines is appropriate in seeking the Fund's investment objective. The advantage to the Fund of buying the protective put is that if the price of the stock falls during the option period, the Fund may exercise the put and receive the higher exercise price for the stock. However, if the security rises in value, the Fund will have paid a premium for the put which will expire unexercised.

A Fund may buy call options from time to time as the Advisor determines is appropriate in seeking the Fund's investment objective. The Fund may elect to buy calls on stocks that the Fund is trying to buy. The advantage of the Fund buying the fiduciary call is that if the price of the stock rises during the option period, the Fund may exercise the call and buy the stock for the lower exercise price. If the security falls in value, the Fund will have paid a premium for the call (which will expire worthless) but will be able to buy the stock at a lower price.

A Fund may write covered call options from time to time on such portion of its assets as the Advisor determines is appropriate in seeking the Fund's investment objective. The advantage to the Fund of writing covered call options is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

There are risks associated with option transactions, including the following:
(i) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be imperfect correlation between the movement in prices of securities held by a Fund; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Foreign Securities

Foreign securities may be U.S. dollar denominated or non-U.S. dollar denominated obligations or securities of foreign issuers, including obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. In addition, a Fund may invest in American Depositary Receipts ("ADRs"). These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

The Latin America Equity Fund may invest in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies. Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, it may be difficult to reduce the Fund's Latin American currency risk through hedging. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

Certain risks associated with international investments and investing in smaller, developing capital markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Furthermore, Latin American currencies may not be internationally traded. Also, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest companies in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

Securities of Latin American issuers pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. Low liquidity in markets may adversely affect the Fund's ability to buy and sell securities and cause increased volatility. Many of the countries in Latin America may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some of the Latin American countries may afford only limited opportunities for investing. In certain Latin American countries, the Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles (including closed-end investment funds). For example, due to Chile's current investment restrictions (in most cases, capital invested directly in Chile cannot be repatriated for at least one year), the Fund's investments in Chile primarily will be through investments in ADRs and established Chilean investment companies not subject to repatriation restrictions. The Fund may invest up to 10% of its total assets in the securities of closed-end investment companies. If the Fund invests in closed-end investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund, but also will directly bear duplicative fees (including advisory fees) of the underlying closed-end fund.

When-Issued Securities

The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and the purchaser accrues no interest on the security during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis may be used as a form of leveraging because the purchaser may accept the market risk prior to payment for the securities. The Funds will segregate cash, cash equivalents or liquid securities in an amount at least equal in value to the Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets aside on a daily basis so that the value of the assets set aside is equal to the amount of such commitments. Consequently, the Funds will not use such purchases for leveraging.

Restricted Securities

Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Up to 10% of a Fund's assets may consist of restricted securities that are illiquid and the Advisor may invest up to an additional 5% of the total assets of a Fund in restricted securities, provided it determines that at the time of investment such securities are not illiquid (generally, an illiquid security cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines and procedures developed and established by the Board of Trustees of the Trust. The Board of Trustees will periodically review such procedures and guidelines and will monitor the Advisor's implementation of such procedures and guidelines. Under these procedures and guidelines, the Advisor will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Advisor intends to rely upon the exemption from registration provided by Rule 144A under the 1933 Act.

Securities Lending

Securities loaned by a Fund pursuant to an agreement which requires collateral to secure the loan will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of a Fund's total assets taken at fair market value. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. Loans are made only to borrowers deemed by the Advisor to be of good standing and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker-dealer affiliate of the Advisor as a broker in these transactions.

Investment Company Shares

Investments in shares of open-end funds and closed-end funds, as described in the prospectus, may result in the layering of expenses. Since such funds pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Under applicable regulations, the Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds. See also "Investment Limitations."

The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") to permit the Funds to invest in shares of the Money Market Funds. Pursuant to this order, each Fund is permitted to invest in shares of the Money Market Funds provided that the Advisor and any of its affiliates waive management fees and other expenses with respect to Fund assets invested therein.

It is the position of the staff of the SEC that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the Investment Company Act of 1940, as amended ("1940 Act") and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have been granted orders from the SEC exempting such instruments from the definition of investment company.

Standard & Poor's Depositary Receipts ("SPDRs")

SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market as SPDRs are listed on the American Stock Exchange. A UIT is a type of investment company, so investments in SPDRs are subject to those regulations described above limiting a Fund's acquisition of investment company securities.

The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Funds must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Funds will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

Swaps, Caps and Floors

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation the Fund may have under these types of arrangements will be covered by setting aside liquid, high grade debt securities in a segregated account. The Fund will enter into swaps only with counterparties believed to be creditworthy.

In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investment and their share price and yield.

INVESTMENT LIMITATIONS

Each Fund has adopted certain investment limitations which, in addition to those limitations in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's outstanding shares. The term "majority of the Fund's outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

1.   Acquire more than 10% of the voting securities of any one issuer.

2.   Invest in companies for the purpose of exercising control.

3. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a Fund security.

4. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described below or as permitted by rule, regulation or order of the SEC.

The Money Market Funds may not:

1. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of port folio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

2. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (1) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

3. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, any Fund may invest in companies which invest in real estate commodities or commodities contracts.

4. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

5. Purchase securities of other investment companies except for money market funds and then only as permitted by the 1940 Act and the rules and regulations thereunder. The Money Market Funds will invest in shares of another money market fund only if (i) such other money market fund is subject to Rule 2a-7 under the 1940 Act; (ii) such other money market fund has investment criteria equal to or higher than those of the investing Money Market Fund; and (iii) the Trust's Board of Trustees monitors the activities of such other money market fund.

6.   Write or purchase puts, calls, options or combinations thereof.

The Equity, Fixed Income and Balanced Funds may not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets, asset coverage of at least 300% is required for all borrowings.

2. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.


NON-FUNDAMENTAL POLICIES

No Fund may:

1. Invest in warrants, except that each of the Tax-Exempt Fixed Income Fund, Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, TransEurope Fund, Latin America Equity Fund, Asian Tigers Fund and Balanced Fund may invest in warrants in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or the American Stock Exchange.

2. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets (except for all Money Market Funds for which the limit is 10%).

3. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

4. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

5. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or municipal securities which are rated by at least two nationally recognized bond rating services.

The Equity, Fixed Income and Balanced Funds may not:

1. Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin in connection with futures contracts and options on such contracts; (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

2. Pledge, mortgage or hypothecate assets, except to secure temporary borrowings permitted by the Fund's fundamental limitation on permitted borrowings.

3. Invest its assets in securities of any investment company, except: (i) by purchase in the open market involving only customary brokers' commissions;
     (ii) in connection with mergers, acquisitions of assets or consolidations; or (iii) as otherwise permitted by the 1940 Act.

The foregoing percentages (except for the limitation on illiquid securities) will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.


THE ADVISOR

The Trust and ABN AMRO Asset Management (USA) Inc. (formerly LaSalle Street Capital Management, Ltd.), 208 South LaSalle Street, Chicago, Illinois 60604 (the "Advisor"), have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Advisor but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by the State of California, the Advisor will bear the amount of such excess.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

For the fiscal years ended December 31, 1994, 1995, and 1996, the Funds paid the following advisory fees:

==========================================================================================================
                                             Net Fees Paid                        Fees Waived
                              ----------------------------------------------------------------------------
              Fund                    1994       1995         1996         1994        1995        1996
==========================================================================================================
Treasury Money Market Fund         $233,796    $229,313    $291,794      $166,562    $184,294    $235,779
----------------------------------------------------------------------------------------------------------

==========================================================================================================
                                             Net Fees Paid                        Fees Waived
                              ----------------------------------------------------------------------------
              Fund                    1994       1995         1996         1994        1995        1996
==========================================================================================================
Government Money Market
Fund                               $337,352    $376,824    $  448,001    $      0    $      0    $      0
----------------------------------------------------------------------------------------------------------
Money Market Fund                  $952,538    $998,172    $1,138,578    $605,293    $647,771    $853,933
----------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market
Fund                               $271,281    $362,794    $318,245      $206,848    $289,877    $275,379
----------------------------------------------------------------------------------------------------------
Fixed Income Fund                  $549,880    $576,717    $625,690      $96,978     $100,132    $125,138
----------------------------------------------------------------------------------------------------------
Intermediate Government Fixed
Income Fund                        $508,997    $419,323    $334,912      $92,677     $72,093     $ 66,982
----------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund       $297,375    $249,245    $218,761      $75,458     $64,521     $56,636
----------------------------------------------------------------------------------------------------------
International Fixed Income Fund    $129,517    $139,512    $140,609      $ 0         $ 0         $ 0
----------------------------------------------------------------------------------------------------------
Limited Volatility Fixed Income
Fund                                  *           *            *            *           *           *
----------------------------------------------------------------------------------------------------------
Value Fund                         $448,762    $788,698    $1,170,294    $103        $ 0         $ 0
----------------------------------------------------------------------------------------------------------
Growth Fund                        $752,337    $685,748    $723,113      $2,930      $ 0         $ 0
----------------------------------------------------------------------------------------------------------
Small Cap Fund                     $342,751    $163,166    $235,012      $ 0         $ 0         $ 0
----------------------------------------------------------------------------------------------------------
International Equity Fund          $353,164    $643,380    $886,424      $ 0         $ 0         $ 0
----------------------------------------------------------------------------------------------------------
TransEurope Fund                      *           *            *            *           *           *
----------------------------------------------------------------------------------------------------------
Asian Tigers Fund                  $151,709    $211,903    $312,823      $ 0         $ 0         $ 0
----------------------------------------------------------------------------------------------------------
Latin America Equity Fund             *           *        $44,270          *           *        $ 0
----------------------------------------------------------------------------------------------------------
Balanced Fund                      $430,126    $454,111    $391,615      $ 0         $ 0         $ 0
==========================================================================================================

   *   Not in operation during the period.


THE SUB-ADVISOR

The Advisor, on behalf of the Trust, and ABN AMRO-NSM International Funds Management B.V., Foppingadreef 22, Amsterdam, 1000 EA Amsterdam, The Netherlands (the "Sub-Advisor"), have entered into a sub-advisory agreement (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its or duties thereunder.

The Sub-Advisory Agreement provides that if, for any fiscal year, the Advisor is required, under its Advisory Agreement with the Trust, to reduce its fees for the Fund because of excess expenses, the Sub-Advisor shall reduce its fees by an amount equal to one-half of the amount by which the Advisor reduced its fees. In addition, from time to time, the Sub-Advisor may voluntarily agree to waive or reduce some or all of the compensation to which it is entitled under the Sub-Advisory Agreement.

The continuance of the Sub-Advisory Agreement, after the first year, must be specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Advisor, or the Advisor, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding shares of the Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty (60) days' written notice by the Advisor or by the Sub-Advisor. The Sub-Advisory Agreement will immediately terminate in the event of its assignment.


THE ADMINISTRATOR

The Trust and SEI Fund Resources (the "Administrator"), a wholly-owned subsidiary of SEI Investments Company ("SEI") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R),CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust,

SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and TIP Funds.

For the fiscal years ended December 31, 1994, 1995, and 1996, the Funds paid the following fees to the Administrator:

         ======================================================================
                                                       Net Fees Paid
                                          -------------------------------------
                       Fund                     1994        1995        1996
         ----------------------------------------------------------------------
         Treasury Money Market Fund           $158,779    $176,434    $226,103
         ----------------------------------------------------------------------
         Government Money Market Fund         $253,014    $282,618    $336,001
         ----------------------------------------------------------------------
         Money Market Fund                    $605,293    $647,771    $853,933
         ----------------------------------------------------------------------
         Tax-Exempt Money Market Fund         $187,532    $277,850    $254,410
         ----------------------------------------------------------------------
         Fixed Income Fund                    $150,882    $159,185    $187,707
         ----------------------------------------------------------------------
         Intermediate Government Fixed        $142,816    $113,044    $100,473
          Income Fund
         ----------------------------------------------------------------------
         Tax-Exempt Fixed Income Fund         $ 90,263    $ 78,442    $ 68,849
         ----------------------------------------------------------------------
         International Fixed Income Fund      $ 14,686    $ 26,158    $ 26,364
         ----------------------------------------------------------------------
         Limited Volatility Fixed Income           *           *           *
         Fund
         ----------------------------------------------------------------------
         Value Fund                           $ 84,163    $147,881    $219,430
         ----------------------------------------------------------------------
         Growth Fund                          $141,613    $128,578    $135,584
         ----------------------------------------------------------------------
         Small Cap Fund                       $ 64,266    $ 30,713    $ 44,065
         ----------------------------------------------------------------------
         International Equity Fund            $ 43,927    $ 96,507    $132,965
         ----------------------------------------------------------------------
         TransEurope Fund                          *           *           *
         ----------------------------------------------------------------------
         Asian Tigers Fund                    $  6,456    $ 31,786    $ 46,924
         ----------------------------------------------------------------------
         Latin America Equity Fund                 *           *      $  6,640
         ----------------------------------------------------------------------
         Balanced Fund                        $ 92,170    $ 97,310    $ 83,917
         ======================================================================

* Not in operation during the period.


DISTRIBUTION AND SHAREHOLDER SERVICING

Rembrandt(R) Financial Services Company, Oaks, Pennsylvania 19456 (the "Distributor"), a wholly-owned subsidiary of SEI Financial Services Company ("SFS"), and the Trust are parties to a distribution agreement (the "Distribution Agreement"). Unless otherwise terminated as provided therein, the Distribution Agreement is renewable annually. Notwithstanding the foregoing, the Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

Rule 12b-1 Fees

The Trust has adopted a distribution plan for the Investor Shares of each Fund (the "Investor Shares Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Investor Shares Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or the Distributor, as that term is defined in the 1940 Act ("Disinterested Trustees"). The Investor Shares Plan requires that quarterly written reports of amounts spent under the Investor Shares Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Investor Shares Plan may be terminated with respect to any Fund by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of that Fund. The Investor Shares Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Fund requires the approval of that Fund's shareholders. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

Pursuant to the Distribution Agreement and the Investor Shares Plan, Investor Shares are subject to an ongoing distribution fee calculated on each Fund's aggregate average daily net assets attributable to its Investor Shares.

The Distribution Agreement and the Investor Shares Plan provide for payments to the Distributor at an annual rate of .25% of the Investor Shares average daily net assets. The Investor Shares Plan is characterized as a compensation plan and is not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

For the fiscal year ended December 31, 1996, the Funds paid the following amounts pursuant to the Investor Shares Plan:


====================================================================================
                                                         Distribution Amount Paid
               Fund                                               1996
====================================================================================
  Treasury Money Market Fund                                    $23,603
------------------------------------------------------------------------------------
  Government Money Market Fund                                  $11,419
------------------------------------------------------------------------------------
  Money Market Fund                                             $ 3,753
------------------------------------------------------------------------------------
  Tax-Exempt Money Market Fund                                  $ 7,665
------------------------------------------------------------------------------------
  Fixed Income Fund                                             $ 1,540
------------------------------------------------------------------------------------
  Intermediate Government Fixed Income Fund                     $ 2,487
------------------------------------------------------------------------------------
  Tax-Exempt Fixed Income Fund                                  $ 2,165
------------------------------------------------------------------------------------
  International Fixed Income Fund                               $   340
------------------------------------------------------------------------------------
  Limited Volatility Fixed Income Fund                             *
------------------------------------------------------------------------------------
  Value Fund                                                    $ 4,103
------------------------------------------------------------------------------------
  Growth Fund                                                   $ 7,113
------------------------------------------------------------------------------------
  Small Cap Fund                                                $ 1,414
------------------------------------------------------------------------------------
  International Equity Fund                                     $ 4,177
------------------------------------------------------------------------------------
  TransEurope Fund                                                 *
------------------------------------------------------------------------------------
  Asian Tigers Fund                                             $ 2,265
------------------------------------------------------------------------------------
  Latin America Equity Fund                                        *
------------------------------------------------------------------------------------
  Balanced Fund                                                 $ 9,712
====================================================================================

* Not in operation during the period.

The distribution-related services that may be provided under the Investor Shares Plan include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.

Except to the extent that the Administrator or Advisor benefitted through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no

"interested person" of the Trust nor any Trustee of the Trust who is not an "interested person" of the Trust had a direct or indirect financial interest in the operation of the Investor Shares Plan or related agreements.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a shareholder servicing plan for the Investor Shares of each Fund (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients, processing purchase, exchange and redemption orders; and processing dividend payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.

ARNOLD F. BROOKSTONE (4/8/30) -- Trustee and Chairman -- 150 N. Michigan Avenue, Chicago, Illinois 60601. Retired. Executive Vice President, Chief Financial Officer and Planning Officer of Stone Container Corporation, 1991-1995. Senior Vice President, Chief Financial Officer and Planning Officer of Stone Container Corporation since 1981. Prior thereto, Mr. Brookstone held various other executive positions with Stone Container Corporation since 1973.

WILLIAM T. SIMPSON (7/26/27) -- Trustee -- 1318 Navajo Court, Louisville, Kentucky. Consultant, PNC Bank of Kentucky (formerly Citizens Fidelity Bank and Trust company) (a state chartered bank) since 1992. Senior Vice President, PNC Bank of Kentucky 1973-1992.

ROBERT A. NESHER (8/17/46) -- Trustee* -- 8 South Street, P.O. Box 89, Kennebunkport, Maine 04046-0089. Currently performs various services on behalf of SEI for which Mr. Nesher is compensated. Director, Executive Vice
President of SEI, 1986-1994. Director and Executive Vice President of the Administrator and Distributor, 1981-1994.

DAVID G. LEE (4/16/52) -- President and Chief Executive Officer -- Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor 1991-1993. President, GW Sierra Trust Funds before 1991.

RICHARD W. GRANT (10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, Pennsylvania 19103, Partner of Morgan, Lewis & Bockius LLP (law firm), Counsel to SEI, the Trust, the Administrator and Distributor.

JIM VOLK (8/28/62) -- Controller, Chief Financial Officer -- Director of Investment Accounting Operations of SEI, the Administrator and Distribution since 1996. Assistant Chief Accountant, Securities and Exchange Commission, Division of Investment Management, 1993 to 1996. Senior Manager, Coopers & Lybrand, 1985-1993.

SANDRA K. ORLOW (10/18/53) -- Vice President, Assistant Secretary -- Vice President and Assistant Secretary of SEI and the Administrator and Distributor since 1983.

TODD CIPPERMAN (2/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since May, 1995, Associate, Dewey Ballantine (law firm) 1994-1995, Associate, Winston & Strawn (law firm) 1991-1995.

KATHRYN L. STANTON (11/19/58) -- Vice President, Assistant Secretary -- Vice President, Assistant Secretary of SEI, the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

KEVIN P. ROBINS (4/15/61) -- Vice President, Assistant Secretary -- Senior Vice President and General Counsel of SEI, the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1992. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

BARBARA A. NUGENT (6/18/56) -Vice President, Assistant Secretary -Vice President and Assistant Secretary of SEI, the Administrator and Distributor; Associate, Drinker Biddle & Reath (law firm), 1994-1996; Assistant Vice
President/Administration, Delaware Service Company, Inc., 1981-1994.

MARC H. CAHN (6/19/57) -Vice President, Assistant Secretary -Vice President and Assistant Secretary of SEI, the Administrator and Distributor; Associate General Counsel, Barclays Bank PLC, 1995-1996; Counsel for First Fidelity Bancorporation prior to 1995.

JOHN H. GRADY, JR. (6/1/61) -Assistant Secretary -1800 M Street, N.W. Washington, DC 20036. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1995; Associate, Morgan, Lewis & Bockius LLP, 1993-1995; Associate, Ropes & Gray (law firm), 1988-1993.

----------------------------
*Mr. Nesher is a Trustee who may be deemed to be an "interested person" of the Trust as the term is defined in the 1940 Act.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator.

For the fiscal year ended December 31, 1996, the Trustees received the following compensation:

=========================================================================================================================
                                                                                                    Total Compensation
                                   Aggregate             Pension or                                from Registrant and
                                 Compensation            Retirement             Estimated           Fund Complex Paid
                                From Registrant       Benefits Accrued        Annual Benefits        to Directors for
  Name of Person, Position      for Fiscal Year       as Part of Fund         Upon Retirement        Fiscal Year Ended
                                  Ended 1996             Expenses                                            1996
-------------------------------------------------------------------------------------------------------------------------
  Arnold F. Brookstone,            $14,000                  N/A                    N/A              $14,000 for service
  Trustee                                                                                           on one board
-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================
                                                                                                    Total Compensation
                                   Aggregate             Pension or                                from Registrant and
                                 Compensation            Retirement             Estimated           Fund Complex Paid
                                From Registrant       Benefits Accrued        Annual Benefits        to Directors for
  Name of Person, Position      for Fiscal Year       as Part of Fund         Upon Retirement        Fiscal Year Ended
                                  Ended 1996             Expenses                                            1996
-------------------------------------------------------------------------------------------------------------------------
  William T. Simpson,                $14,000                N/A                    N/A              $14,000 for service
  Trustee                                                                                           on one board
-------------------------------------------------------------------------------------------------------------------------
  Robert A. Nesher,*                 $     0                N/A                    N/A              $0 for service
  Trustee                                                                                           on one board
=========================================================================================================================

---------------
*Mr. Nesher is a Trustee who may be deemed an "interested person" of the Trust as the term is defined in the 1940 Act.


COMPUTATION OF YIELD

From time to time the Treasury Money Market Fund, Government Money Market Fund, Money Market Fund and Tax-Exempt Money Market Fund advertise their current yield and effective compound yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Funds refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing Shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return +
1)365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

Tax Equivalent yields are computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

Yield = 2[((a-b)/(cd) + 1)/6/ - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instru ments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

For the seven-day period ended December 31, 1996, the end of the Trust's most recent fiscal year, the Money Market Funds' current, effective and tax-equivalent yields were as follows:


=================================================================================
                                                                       7-Day Tax-
                                                7-Day     7-Day Tax-   Equivalent
                                             Effective    Equivalent   Effective
       Fund           Class    7-Day Yield     Yield        Yield        Yield
=================================================================================
Treasury Money       Common       4.58%        4.68%         N/A          N/A
 Market Fund       --------------------------------------------------------------
                     Investor     4.33%        4.42%         N/A          N/A
---------------------------------------------------------------------------------
Government Money     Common       5.04%        5.16%         N/A          N/A
 Market Fund       --------------------------------------------------------------
                     Investor     4.79%        4.90%         N/A          N/A
---------------------------------------------------------------------------------
Money Market Fund    Common       5.14%        5.27%         N/A          N/A
                   --------------------------------------------------------------
                     Investor     4.89%        5.00%         N/A          N/A
---------------------------------------------------------------------------------
Tax-Exempt Money     Common       3.40%        3.45%        5.63%        5.30%
 Market Fund       --------------------------------------------------------------
                     Investor     3.15%        3.20%        5.22%        5.30%
=================================================================================


Yields are one basis upon which investors may compare the Funds with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund, Latin America Equity Fund, and Balanced Fund may also advertise a 30-day yield figure.

These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment.

For the thirty-day period ended December 31, 1996, the yield for the following Funds were:


=============================================================================
                   Fund                            Class    30-Day Yield
=============================================================================
Fixed Income Fund                            Common            5.90%
                                          -----------------------------------
                                             Investor          5.39%
-----------------------------------------------------------------------------
Intermediate Government Fixed Income Fund    Common            5.53%
                                          -----------------------------------
                                             Investor          5.04%
-----------------------------------------------------------------------------
Tax-Exempt Fixed Income Fund                 Common            4.80%
                                          -----------------------------------
                                             Investor          4.34%
-----------------------------------------------------------------------------
International Fixed Income Fund              Common            2.94%
                                          -----------------------------------
                                             Investor          2.57%
-----------------------------------------------------------------------------
Limited Volatility Fixed Income Fund         Common              *
                                          -----------------------------------
                                             Investor            *
-----------------------------------------------------------------------------
Value Fund                                   Common            2.00%
                                          -----------------------------------
                                             Investor          1.66%
-----------------------------------------------------------------------------
Growth Fund                                  Common            1.16%
                                          -----------------------------------
                                             Investor          0.87%
-----------------------------------------------------------------------------
Small Cap Fund                               Common            0.00%
                                          -----------------------------------
                                             Investor          0.00%
-----------------------------------------------------------------------------
International Equity Fund                    Common             N/A
                                          -----------------------------------
                                             Investor           N/A
-----------------------------------------------------------------------------
TransEurope Fund                             Common              *
                                          -----------------------------------
                                             Investor            *
-----------------------------------------------------------------------------
Asian Tigers Fund                            Common             N/A
                                          -----------------------------------
                                             Investor           N/A
-----------------------------------------------------------------------------
Latin America Equity Fund                    Common             N/A
                                          -----------------------------------
                                             Investor            *
-----------------------------------------------------------------------------



=============================================================================
                   Fund                            Class    30-Day Yield
=============================================================================
Balanced Fund                                Common            2.94%
                                           ----------------------------------
                                             Investor          2.56%
=============================================================================


* Not in operation at the end of the period.

The 30-day tax equivalent yields for the Tax-Exempt Fixed Income Fund for the period ended December 31, 1996, was 7.95% for the Common Shares and 7.19% for the Investor Shares.

CALCULATION OF TOTAL RETURN

From time to time, the Value Fund, Growth Fund, Small Cap Fund, International Equity Fund, TransEurope Fund, Asian Tigers Fund, Latin America Equity Fund, Fixed Income Fund, Intermediate Government Fixed Income Fund, Tax-Exempt Fixed Income Fund, International Fixed Income Fund, Limited Volatility Fixed Income Fund and Balanced Fund may advertise total return. The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total return for the Funds from commencement of operations through December 31, 1996, and for the one and three year periods ended December 31, 1996, were as follows:


==============================================================================
                                                  Average Annual Total Return
                                               -------------------------------
           Fund                    Class         One Year   Three      Since
                                                            Year     Inception
================================================================================
Treasury Money Market Fund      Investor-Net
                              Asset Value/1 #/      4.54%    4.29%        3.88%
                           -----------------------------------------------------
                                 Common/2/          4.80%    4.55%        4.06%
--------------------------------------------------------------------------------
Government Money Market         Investor-Net
 Fund                         Asset Value/3 #/      4.82%    4.59%        4.24%
                           -----------------------------------------------------
                                 Common/2/          5.08%    4.85%        4.39%
------------------------------------------------------------------------------
Money Market Fund               Investor-Net
                              Asset Value/4 #/      4.87%    4.65%        4.27%
                           -----------------------------------------------------
                                 Common/2/          5.13%    4.91%        4.44%
--------------------------------------------------------------------------------



==============================================================================
                                                  Average Annual Total Return
                                               -------------------------------
           Fund                    Class         One Year   Three      Since
                                                            Year     Inception
================================================================================
Tax-Exempt Money Market         Investor-Net
 Fund                         Asset Value/5 #/      2.88%    2.79%      2.56%
                             -------------------------------------------------
                                 Common/2/          3.14%    3.05%      2.78%
------------------------------------------------------------------------------
Fixed Income Fund            Investor-Offering
                                 Price/6 #/        (1.43)%    3.59%      4.32%
                             -------------------------------------------------
                                Investor-Net
                               Asset Value/6/       3.24%    5.19%      5.60%
                             ------------------------------------------------
                                 Common/2/          3.42%    5.41%      6.51%
-----------------------------------------------------------------------------
Intermediate Government      Investor-Offering
 Fixed Income Fund               Price/7 #/        (1.32)%    2.82%      2.93%
                             ------------------------------------------------
                                Investor-Net
                               Asset Value/7/       3.30%    4.40%      4.21%
                             ------------------------------------------------
                                 Common/2/          3.51%    4.64%      4.99%
-----------------------------------------------------------------------------
Tax-Exempt Fixed Income      Investor-Offering
 Fund                            Price/8 #/        (1.93)%    2.36%      3.00%
                             ------------------------------------------------
                                Investor-Net
                               Asset Value/8/       2.70%    3.94%      4.27%
                             ------------------------------------------------
                                 Common/2/          2.96%    4.23%      5.31%
-----------------------------------------------------------------------------
International Fixed Income   Investor-Offering
 Fund                            Price/9 #/        (2.02)%    5.15%      5.27%
                             ------------------------------------------------
                                Investor-Net
                               Asset Value/9/       2.62%    6.77%      6.60%
                             ------------------------------------------------
                                 Common/10/         2.82%    7.02%      9.16%
-----------------------------------------------------------------------------
Limited Volatility Fixed     Investor-Offering
 Income Fund                      Price/#/            *        *          *
                             ------------------------------------------------
                                Investor-Net
                                Asset Value           *        *          *
                             ------------------------------------------------
                                   Common             *        *          *
-----------------------------------------------------------------------------
Balanced Fund                Investor-Offering
                                 Price/8 #/         7.75%    8.58%      7.61%
                             ------------------------------------------------
                                Investor-Net
                               Asset Value/8/      12.86%   10.25%      8.90%
                             ------------------------------------------------
                                 Common/2/         13.15%   10.51%      9.65%
-----------------------------------------------------------------------------
Value Fund                   Investor-Offering
                                Price/11 #/        14.67%   14.65%     12.03%
                             ------------------------------------------------
                                Investor-Net
                              Asset Value/11/      20.09%   16.44%     13.41%
                             ------------------------------------------------
                                 Common/2/         20.43%   16.72%     14.16%
-----------------------------------------------------------------------------
Growth Fund                  Investor-Offering
                                Price/12 #/        15.92%   14.11%     10.99%
                             ------------------------------------------------
                                Investor-Net
                              Asset Value/12/      21.41%   15.86%     12.33%
                             ------------------------------------------------
                                 Common/2/         21.69%   16.19%     13.33%
-----------------------------------------------------------------------------



==============================================================================
                                                  Average Annual Total Return
                                               -------------------------------
           Fund                    Class         One Year   Three      Since
                                                            Year     Inception
==============================================================================
Small Cap Fund               Investor-Offering
                                 Price/7 #/        13.79%   11.91%     11.65%
                             -------------------------------------------------
                                Investor-Net
                               Asset Value/7/      19.18%   13.63%     13.04%
                             ------------------------------------------------
                                 Common/2/         19.42%   13.93%     11.07%
-----------------------------------------------------------------------------
International Equity Fund    Investor-Offering
                                 Price/7 #/         4.93%    7.17%      9.88%
                             ------------------------------------------------
                                Investor-Net
                               Asset Value/7/       9.85%    8.82%     11.26%
                             ------------------------------------------------
                                 Common/2/         10.09%    9.05%     13.16%
-----------------------------------------------------------------------------
Asian Tigers Fund            Investor-Offering
                                Price/13 #/         9.09%      *        4.82%
                             ------------------------------------------------
                                Investor-Net
                              Asset Value/13/      14.21%      *        6.45%
                             ------------------------------------------------
                                 Common/14/        14.55%      *        6.70%
-----------------------------------------------------------------------------
Latin America Equity Fund    Investor-Offering
                                  Price/#/            *        *          *
                             ------------------------------------------------
                                Investor-Net
                                Asset Value           *        *          *
                             ------------------------------------------------
                                   Common           2.40%      *        4.76%
-----------------------------------------------------------------------------
TransEurope Fund             Investor-Offering
                                  Price/#/            *        *          *
                             ------------------------------------------------
                                Investor-Net
                                Asset Value           *        *          *
                             ------------------------------------------------
                                   Common             *        *          *
=============================================================================


*  Not in operation during the period.
#  Prior to July 28, 1997 Investor shares were subject to front-end sales load

---------------
/1/  Commenced operations 3/25/93
/2/  Commenced operations 1/4/93
/3/  Commenced operations 4/22/93
/4/  Commenced operations 3/31/93
/5/  Commenced operations 3/24/93
/6/  Commenced operations 3/12/93
/7/  Commenced operations 4/12/93
/8/  Commenced operations 3/9/93
/9/  Commenced operations 4/26/93
/10/ Commenced operations 2/7/93
/11/ Commenced operations 3/26/93
/12/ Commenced operations 3/8/93
/13/ Commenced operations 1/12/94
/14/ Commenced operations 1/3/94
/15/ Commenced operations 7/1/96

PURCHASE AND REDEMPTION OF SHARES

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regula tion) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Advisor, the Administrator and/or the Custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Funds is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the total number of outstanding shares. Securities of the Treasury Money Market, Government Money Market, Money Market and Tax-Exempt Money Market Funds will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of the Fund's net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Rule 2a-7 also requires the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds' current net asset value per share calculated using avail able market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds
                                      --- ----
in each Shareholder's account and to offset each Shareholder's pro rata portion
                                                               --- ----
of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

The securities of the Equity, Balanced and Fixed Income Funds are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Although the methodology and procedures are identical, the net asset value per share of Common Shares and Investor Shares within the Funds may differ because of the distribution expenses charged to Investor Shares.

TAXES

The following is only a summary of certain income tax considerations generally affecting a Fund and its Shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local income tax liabilities.

Federal Income Tax

All Funds

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Sub chapter M of the Internal Revenue Code of 1986, as amended (the "Code").

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its Shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (a) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (b) a Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks, securities, options, futures or forward contracts, or foreign currencies (or options, futures or forward contracts on foreign currencies) that are not directly related to a Fund's business of investing in stock or securities, held for less than three months; and (c) diversify its holdings so that; (i) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the 4% federal excise tax.

If for any taxable year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In such case, distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate Shareholders.

Tax Exempt Funds

Interest on indebtedness incurred by a Shareholder in order to purchase or carry shares in the Tax-Exempt Fixed Income Fund or Tax-Exempt Money Market Fund is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. If a Shareholder receives exempt-interest dividends with respect to any share of these Funds and if such share is held by the Shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt-interest dividends. In addition, the Code may require a Shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain social security and railroad retirement benefit payments. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Funds. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all of dividends received from the Tax-Exempt Funds may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt-interest dividends and distributions also may affect a corporate Shareholder's federal "environmental" tax liability, a foreign corporate Shareholder's federal "branch profits" tax liability, and an S corporation Shareholder's federal excess "passive investment income."

Shareholders of the Tax-Exempt Funds should consult their tax advisers to determine whether any portion of the income dividends received from such Funds is considered tax exempt in their particular states.

Issuers of bonds purchased by the Tax-Exempt Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

Equity and Balanced Funds

A dividends-received deduction is available to corporations that receive dividends from domestic corporations. Dividends paid by an Equity or Balanced Fund will be eligible for the dividends-received deduction for corporate shareholders to the extent they are derived from dividends from domestic corporations and to the extent that the respective security has been held for at least three months. Equity and Balanced Fund Shareholders will be advised each year of the portion of ordinary income dividends eligible for the deduction. Individual shareholders are not entitled to the dividends received deduction regardless of which fund paid the dividend.

Fixed Income and Money Market Funds

Dividends received from other funds, e.g., Money Market or Fixed Income Funds,
                                     ----
will not be eligible for the dividends-received deduction.

State Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to Shareholders and the ownership of shares may be subject to state and local taxes.

Foreign Taxes

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If a Fund meets the Distribution Requirement and if more than 50% of the value of such Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service that will enable Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its Shareholders. Each Shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the Shareholder had paid the foreign tax directly. The Shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the Shareholder's federal income tax. If a Fund makes the election, it will report annually to its Shareholders the respective amounts per share of such Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.


PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Advisor and Sub-Advisor is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisor and Sub-Advisor generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Advisor and Sub-Advisor will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Advisor and Sub-Advisor select brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of their judgment of the professional capability of the brokers or dealers to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refer to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the Funds and any other accounts under management by the Advisor and Sub-Advisor, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Advisor and Sub-Advisor in connection with their investment decision-making process with respect to one or more funds and accounts managed by them, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio trans actions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Advisor and Sub-Advisor may place a combined order for two or more accounts or Funds engaged in the purchase or sale of the same security if, in their judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and Funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Advisor and Sub-Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds may place orders with broker-dealers which have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Advisor or Sub-Advisor, which is a registered broker-dealer, for commissions in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Advisor or Sub-Advisor is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker-dealers in connection with such broker-dealers' provision of services to the Trust or payment of certain Trust expenses (e.g., custody,
                                                            ----
pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended December 31, 1996, the Funds paid the following brokerage fees:


====================================================================================================================================

                                                                                                         Total
                                               Total $                                                Commissions        Total $
                                              Amount of     % of Total of                           Paid to SFS in      Amount of
                               Total $        Brokerage       Brokerage      % of Total Brokerage   Connection with     Brokerage
                              Amount of      Commissions     Commissions         Transactions         Repurchase       Commissions
                              Brokerage        Paid to         Paid to        Effected Through         Agreement        Paid for
                             Commissions    Affiliates in   Affiliates in     Affiliated Brokers    Transactions in      Research
        Fund                 Paid in 1996        1996            1996               in 1996               1996           in 1996
====================================================================================================================================
Intermediate Government
 Fixed Income Fund                      $0              $0               0%                     0%         $1,652.54              $0
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fixed Income
 Fund                                   $0              $0               0%                     0%                $0              $0
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                       $0              $0               0%                     0%         $2,941.04              $0
------------------------------------------------------------------------------------------------------------------------------------
International Fixed Income
 Fund                                   $0              $0               0%                     0%                $0              $0
------------------------------------------------------------------------------------------------------------------------------------
Limited Volatility Fixed
 Income Fund                             *               *               *                      *                  *               *
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                        $185,275              $0               0%                     0%         $1,699.77        $130,921
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                        $99,324              $0               0%                     0%         $1,717.97         $99,324
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                     $89,340              $0               0%                     0%           $838.21         $78,287
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund          $80,851              $0               0%                     0%                $0         $80,851
------------------------------------------------------------------------------------------------------------------------------------
Asian Tigers Fund                 $109,083              $0               0%                     0%                $0        $101,066
------------------------------------------------------------------------------------------------------------------------------------
TransEurope Fund                         *               *               *                      *                  *               *
------------------------------------------------------------------------------------------------------------------------------------
Latin America Equity Fund          $38,488              $0               0%                     0%                $0         $38,488
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                      $37,786              $0               0%                     0%           $831.08         $27,594
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market
Fund                                    $0              $0               0%                     0%                $0              $0
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                       $0              $0               0%                     0%       $101,268.72              $0
------------------------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund              $0              $0               0%                     0%                $0              $0
------------------------------------------------------------------------------------------------------------------------------------
Government Money Market
Fund                                    $0              $0               0%                     0%        $39,439.90              $0
====================================================================================================================================


* Not in operation during the period.

For the fiscal years ended December 31, 1994 and 1995, the Funds paid the following brokerage fees:


====================================================================================================================================

                                                        Total $ Amount of Brokerage Commissions       Total $ Amount of Brokerage
                                                                          Paid in                 Commissions Paid to Affiliates in

Fund                                                             1994                   1995           1994         -       1995
------------------------------------------------------------------------------------------------------------------------------------

Intermediate Government Fixed Income Fund                         $0                     $0             $0                   $0
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt Fixed Income Fund                                      $0                     $0             $0                   $0
------------------------------------------------------------------------------------------------------------------------------------

Fixed Income Fund                                                 $0                     $0             $0                   $0
------------------------------------------------------------------------------------------------------------------------------------

International Fixed Income Fund                                   $0                     $0             $0                   $0
------------------------------------------------------------------------------------------------------------------------------------

Limited Volatility Fixed Income Fund                               *                      *              *                    *
------------------------------------------------------------------------------------------------------------------------------------

Value Fund                                                     $78,580                $125,283          $0                 $2,994
------------------------------------------------------------------------------------------------------------------------------------

Growth Fund                                                    $155,975               $117,644          $0                $10,080
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Fund                                                 $35,240                 $73,502          $0                   $0
------------------------------------------------------------------------------------------------------------------------------------

International Equity Fund                                      $113,705               $169,608        $62,007             $66,033
------------------------------------------------------------------------------------------------------------------------------------

Asian Tigers Fund                                              $160,589               $102,905        $59,738             $24,295
------------------------------------------------------------------------------------------------------------------------------------

TransEurope Fund                                                   *                      *              *                    *
------------------------------------------------------------------------------------------------------------------------------------

Latin America Equity Fund                                          *                      *              *                    *
------------------------------------------------------------------------------------------------------------------------------------

Balanced Fund                                                  $89,161                 $87,467          $0                  $732
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt Money Market Fund                                      $0                     $0             $0                   $0
------------------------------------------------------------------------------------------------------------------------------------

Money Market Fund                                                 $0                     $0             $0                   $0
------------------------------------------------------------------------------------------------------------------------------------

Treasury Money Market Fund                                        $0                     $0             $0                   $0
------------------------------------------------------------------------------------------------------------------------------------

Government Money Market Fund                                      $0                     $0             $0                   $0
====================================================================================================================================


* Not in operation during the period.

The broker-dealers who executed transactions on behalf of the Funds and who are affiliates of the Fund's Advisor and Sub-Advisor are brokers in the ABN AMRO International brokerage network. In addition, the Funds executed brokerage trades through SEI Financial Services Company, an affiliate of the Administrator and Distributor.

Except for the Intermediate Government Fixed Income, Fixed Income, Tax Exempt Fixed Income and International Fixed Income Funds, it is expected that the portfolio turnover rate will normally not exceed 100% for any Fund. A portfolio turnover rate would exceed 100% if all of its securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements for redemptions and by requirements which enable a Fund to receive favorable tax treatment.

For the fiscal years ended December 31, 1995 and 1996, the portfolio turnover rate for each of the Funds was:


============================================================
                                               Turnover Rate
------------------------------------------------------------
Fund                                          1995     1996
------------------------------------------------------------
Value Fund                                       37%     58%
------------------------------------------------------------
Growth Fund                                      71%     58%
------------------------------------------------------------
Small Cap Fund                                  142%    158%
------------------------------------------------------------
International Equity Fund                        11%      9%
------------------------------------------------------------
TransEurope Fund                                  *       *
------------------------------------------------------------
Asian Tigers Fund                                28%     24%
------------------------------------------------------------
Latin America Equity Fund                         *      10%
------------------------------------------------------------
Fixed Income Fund                                59%    194%
------------------------------------------------------------
Intermediate Government Fixed Income Fund       115%    179%
------------------------------------------------------------
Tax-Exempt Fixed Income Fund                    129%     98%
------------------------------------------------------------
International Fixed Income Fund                 105%     85%
------------------------------------------------------------
Limited Volatility Fixed Income Fund              *       *
------------------------------------------------------------
Balanced Fund                                    85%    104%
============================================================

* Not in operation during the period.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro
                                                                           ---
rata share in the net assets of the Funds.  Shareholders have no preemptive
----
rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust, under certain circumstances, could be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.


5% AND 25% SHAREHOLDERS

As of April 1, 1997, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Trust Class shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.

                           TREASURY MONEY MARKET FUND

LaSalle National Bank N.A.      210,781,047.7500      95.90%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                          GOVERNMENT MONEY MARKET FUND

LaSalle National Bank N.A.      200,060,372.9100      97.10%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                               MONEY MARKET FUND

LaSalle National Bank N.A.      618,984,122.3000      99.49%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                          TAX-EXEMPT MONEY MARKET FUND

LaSalle National Bank N.A.      264,175,440.8600      98.95%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                               FIXED INCOME FUND

LaSalle National Bank N.A.      12,699,633.0270        99.66%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                   INTERMEDIATE GOVERNMENT FIXED INCOME FUND

LaSalle National Bank N.A.       5,680,987.3080        99.74%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                          TAX-EXEMPT FIXED INCOME FUND

LaSalle National Bank N.A.       3,939,396.7920        98.43%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                        INTERNATIONAL FIXED INCOME FUND

LaSalle National Bank N.A.       2,011,407.4540        99.51%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                                   VALUE FUND

LaSalle National Bank N.A.      12,945,512.5880        99.08%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                                  GROWTH FUND

LaSalle National Bank N.A.       7,539,904.8240        97.07%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                                 SMALL CAP FUND

LaSalle National Bank N.A.       2,697,812.5030        98.43%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                           INTERNATIONAL EQUITY FUND

LaSalle National Bank N.A.       6,215,886.1060        98.57%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                               ASIAN TIGERS FUND

LaSalle National Bank N.A.       3,026,941.1560        98.04%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443
                                 BALANCED FUND

LaSalle National Bank N.A.       5,045,815.4230        94.02%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

                           LATIN AMERICA EQUITY FUND


LaSalle National Bank N.A.       1,563,465.4440        100.00%
Attn:  Income Collection
P.O. Box 1443
Chicago, IL  60690-1443

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended December 31, 1996, including notes thereto and the report of Ernst & Young are herein incorporated by reference from the Trust's Annual Report. A copy of the 1996 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Limited and IBCA, Inc. (together, "IBCA").

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1+ and 2, to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong safety charactertics." Those rated A-1, the highest rating category, reflect a "satisfactory" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

The rating F-1+ (Exceptionally Strong) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch. Paper rated Fitch-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+ the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff.
Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1- to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1-has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating category established by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating category, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.
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Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by S&P, Moody's, Fitch, Duff and IBCA.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds which are rated BBB are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suit able for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earn-
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ings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market. Fitch uses plus and minus signs to indicate the relative position of a credit within the AA rating category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

Fitch uses plus and minus signs to indicate the relative position of a credit within the AA rating category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.